UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

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BBH TRUST

On behalf of the following series:

BBH Partner Fund — Small Cap Equity
BBH Select Series — Mid Cap Fund
BBH Partner Fund — International Equity
BBH Limited Duration Fund
BBH Income Fund
BBH Select Series — Large Cap Fund
BBH Intermediate Municipal Bond Fund
BBH U.S. Government Money Market Fund
(Exact name of registrant as specified in charter)

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140 Broadway, New York, NY 10005
(Address of principal executive offices) (Zip Code)

Corporation Services Company
251 Little Falls Drive
Wilmington, DE 19808
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

Annual Report

OCTOBER 31, 2023

BBH Partner Fund — Small Cap Equity

BBH PARTNER FUND – SMALL CAP EQUITY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

The BBH Partner Fund – Small Cap Equity (“the Fund” or “BBH Small Cap”) returned -1.07%, net of fees, for the fiscal year ended October 31, 2023. During the same twelve-month period, the Fund’s benchmark, the Russell 2000, returned -8.56%. From the inception of the Fund through October 31, 2023, the Fund has generated an annualized return of -16.80%, net of fees, while the Russell 2000 has returned -10.74% per annum.

For fiscal 2023, the Fund outperformed its benchmark, driven by security selection within Industrials and Health Care, an overweight to Technology, and individual security performance from the following holdings: Agilysys Inc, Cimpress PLC, Onto Innovation, Astronics Corp, and Heska Corp. The largest negative contributors to performance during the same time period include: XPEL Inc, SoundThinking Inc, WideOpenWest Inc, Olo Inc, Alarm.com Holdings Inc, and an underweight to Energy relative to the Russell 2000 Index.

The Fund’s Sub-adviser, Bares Capital Management, LLC (“Bares”), has invested the Fund in a concentrated portfolio of small cap companies that Bares believes can compound intrinsic value at high rates over the long-term. The key criteria that Bares uses to evaluate a company are as follows:

•  Competitive Advantage: to assess a company’s competitive position, the Bares team performs a Porter’s 5 Forces analysis to determine buyer power, supplier power, the threat of substitutes and new entrants, and the competitive rivalry and industry dynamics. They will also analyze the sources of a company’s “moat,” which can be any of the following, including a significant cost advantage, efficient scale, network effects, switching costs, or the possession of intangible assets such as brand power.

•  Management Talent: the Bares team focuses on assessing management’s ability to execute and operate the business, whether they are trustworthy and transparent, and that their incentives are aligned with minority shareholders. Bares must be able to trust that the management team will use capital efficiently to generate the highest returns, which could include reinvesting in the core business, acquiring another company, or repurchasing its own shares in the open market.

•  Growth Potential: the Bares team aims to identify and evaluate companies with underappreciated sources of growth. In addition to determining a reasonable estimate of a business’ total addressable market, the team also qualitatively determines a company’s runway for growth and will selectively reassess the long-term potential if they believe growth can continue at an elevated rate.

Bares believes that the companies with the greatest potential to compound intrinsic value at above-average rates have durable competitive advantages, large growth opportunities, superior returns on equity (achieved without excessive leverage) and that are led by skilled managers who are good stewards of shareholder capital. To find such companies, the Bares team places heavy emphasis on assessing the quality of a business and its management team through extensive, on the ground due diligence and research.

____________

Portfolio holdings are subject to change.

Intrinsic value is an estimate of the present value of the cash that a business can generate over its remaining life.

2

BBH PARTNER FUND – SMALL CAP EQUITY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Growth of $10,000 Invested in BBH Partner Fund – Small Cap Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (July 8, 2021) to October 31, 2023 as compared to the Russell 2000 TR USD.

Total Return for the Period Ended October 31, 2023		
	One Year	Since Inception (Annualized)
Class I	(1.07%)	(16.80%)

$12,000
$11,250
$10,500
$9,750
$9,000
$8,250
$7,500
$6,750
$6,000
7/31/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
$7,688
$6,532
BBH Partner Fund - Small Cap Equity*
Russell 2000 TR USD

* net of fees and expenses

The annualized gross expense ratio as shown in the February 28, 2023 prospectus for Class I shares was 0.92%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

____________

1   The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russel 2000 TR USD index has been adjusted to reflect reinvestment of dividends on securities in the index. The Russel 2000 TR USD index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The Russell 2000 TR USD is a stock index that tracks 2,000 publicly traded small-capitalization companies. The index is unmanaged. Investments cannot be made in an index.

The Fund seeks to generate attractive returns over time but does not attempt to mirror a benchmark or an index. The composition of the Russell 2000 Index is materially different than the Fund’s holdings.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH PARTNER FUND – SMALL CAP EQUITY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

4

BBH PARTNER FUND – SMALL CAP EQUITY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of BBH Partner Fund – Small Cap Equity and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Partner Fund – Small Cap Equity (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from July 8, 2021 (commencement of operations) through October 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 8, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	5

BBH PARTNER FUND – SMALL CAP EQUITY
PORTFOLIO ALLOCATION October 31, 2023

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$10,938,000	3.7%
Communications	40,925,000	14.0
Consumer Cyclical	39,938,524	13.6
Consumer Non-Cyclical	87,755,844	30.0
Financials	27,039,800	9.2
Industrials	10,731,000	3.7
Technology	65,044,383	22.2
Cash and Other Assets in Excess of Liabilities	10,477,611	3.6
NET ASSETS	$292,850,162	100.0%

All data as of October 31, 2023. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

6

BBH PARTNER FUND – SMALL CAP EQUITY
PORTFOLIO OF INVESTMENTS October 31, 2023 All investments in the United States, except as noted.
Shares		Value
	COMMON STOCK (96.4%)
	BASIC MATERIALS (3.7%)
600,000	Element Solutions, Inc.	$10,938,000
	Total Basic Materials	10,938,000
	COMMUNICATIONS (14.0%)
2,000,000	Despegar.com Corp. (British Virgin Islands)[1]	13,260,000
1,300,000	Upwork, Inc.[1]	13,585,000
2,000,000	WideOpenWest, Inc.[1]	14,080,000
	Total Communications	40,925,000
	CONSUMER CYCLICAL (13.6%)
38,427	Papa John’s International, Inc.	2,498,524
3,000,000	ThredUp, Inc. (Class A)[1]	9,660,000
600,000	XPEL, Inc.[1]	27,780,000
	Total Consumer Cyclical	39,938,524
	CONSUMER NON-CYCLICAL (30.0%)
588,446	Alarm.com Holdings, Inc.[1]	30,087,244
250,000	Cimpress, Plc. (Ireland)[1]	14,917,500
300,000	EVERTEC, Inc. (Puerto Rico)	9,534,000
370,000	Franklin Covey Co.[1]	14,581,700
250,000	iRadimed Corp.	10,185,000
560,000	SoundThinking, Inc.[1]	8,450,400
	Total Consumer Non-Cyclical	87,755,844
	FINANCIALS (9.2%)
140,000	StoneX Group, Inc.[1]	13,344,800
220,000	Triumph Financial, Inc.[1]	13,695,000
	Total Financials	27,039,800
	INDUSTRIALS (3.7%)
700,000	Astronics Corp.[1]	10,731,000
	Total Industrials	10,731,000

	TECHNOLOGY (22.2%)
230,333	Agilysys, Inc.[1]	19,760,268
600,000	Health Catalyst, Inc.[1]	4,494,000
300,000	Model N, Inc.[1]	7,230,000
1,000,000	Olo, Inc. (Class A)[1]	5,110,000
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	7

BBH PARTNER FUND – SMALL CAP EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023 All investments in the United States, except as noted.
Shares			Value
	COMMON STOCK (continued)
	TECHNOLOGY (continued)
100,000	Onto Innovation, Inc.[1]		$11,237,000
559,500	PagerDuty, Inc.[1]		11,285,115
800,000	Zuora, Inc. (Class A)[1]		5,928,000
	Total Technology		65,044,383
	Total Common Stock (Cost $343,806,624)		282,372,551
TOTAL INVESTMENTS (Cost $343,806,624)[2]		96.4%	$282,372,551
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES		3.6%	10,477,611
NET ASSETS		100.00%	$292,850,162

____________

1       Non-income producing security.

2    The aggregate cost for federal income tax purposes is $344,406,714, the aggregate gross unrealized appreciation is $23,464,567 and the aggregate gross unrealized depreciation is $85,498,730, resulting in net unrealized depreciation of $62,034,163.

8

BBH PARTNER FUND – SMALL CAP EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	9

BBH PARTNER FUND – SMALL CAP EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
Common Stock:
Basic Materials	$10,938,000	$—	$—	$10,938,000
Communications	40,925,000	—	—	40,925,000
Consumer Cyclical	39,938,524	—	—	39,938,524
Consumer Non-Cyclical	87,755,844	—	—	87,755,844
Financials	27,039,800	—	—	27,039,800
Industrials	10,731,000	—	—	10,731,000
Technology	65,044,383	—	—	65,044,383
Total Investments, at value	$282,372,551	$—	$—	$282,372,551
10

BBH PARTNER FUND – SMALL CAP EQUITY
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at value (Cost $343,806,624)	$282,372,551
Cash	10,700,434
Receivables for:
Shares sold	80,950
Interest from Custodian	17,344
Dividends	13,500
Total Assets	293,184,779
LIABILITIES:
Payables for:
Investment advisory and administrative fees	216,765
Professional fees	52,355
Shares redeemed	50,524
Custody and fund accounting fees	6,863
Transfer agent fees	3,425
Board of Trustees’ fees	1,349
Accrued expenses and other liabilities	3,336
Total Liabilities	334,617
NET ASSETS	$292,850,162
Net Assets Consist of:
Paid-in capital	$438,699,470
Accumulated deficit	(145,849,308)
Net Assets	$292,850,162
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES ($292,850,162 ÷ 45,096,145 shares outstanding)	$6.49

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH PARTNER FUND – SMALL CAP EQUITY
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT LOSS:
Income:
Dividends (including foreign withholding tax reclaim of $500)	$887,542
Interest income from Custodian	357,667
Total Income	1,245,209
Expenses:
Investment advisory and administrative fees	2,876,362
Board of Trustees’ fees	73,703
Professional fees	61,501
Transfer agent fees	38,283
Custody and fund accounting fees	29,190
Miscellaneous expenses	48,037
Total Expenses	3,127,076
Net Investment Loss	(1,881,867)
NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments in securities	(44,430,148)
Net change in unrealized appreciation/(depreciation) on investments in securities	44,905,317
Net Realized and Unrealized Gain	475,169
Net Decrease in Net Assets Resulting from Operations	$(1,406,698)

The accompanying notes are an integral part of these financial statements.

12

BBH PARTNER FUND – SMALL CAP EQUITY
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment loss	$(1,881,867)	$(2,470,244)
Net realized loss on investments in securities	(44,430,148)	(38,410,400)
Net change in unrealized appreciation/(depreciation) on investments in securities	44,905,317	(101,184,107)
Net decrease in net assets resulting from operations	(1,406,698)	(142,064,751)
Dividends and distributions declared:
Class I	—	(2,050,868)
Share transactions:
Proceeds from sales of shares	38,511,518	214,540,021
Cost of shares redeemed	(88,309,082)	(48,848,721)
Net increase/(decrease) in net assets resulting from share transactions	(49,797,564)	165,691,300
Total increase/(decrease) in net assets	(51,204,262)	21,575,681
NET ASSETS:
Beginning of year	344,054,424	322,478,743
End of year	$292,850,162	$344,054,424

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH PARTNER FUND – SMALL CAP EQUITY
FINANCIAL HIGHLIGHTS Selected per share data and ratios for a Class I share outstanding throughout each year/period.
	For the years ended October 31,		For the period from July 8, 2021 (commencement of operations) to October 31, 2021
	2023	2022
Net asset value, beginning of year/period	$6.56	$9.85	$10.00
Income from investment operations:
Net investment loss[1]	(0.04)	(0.05)	(0.03)
Net realized and unrealized loss	(0.03)	(3.18)	(0.12)
Total (loss) from investment operations	(0.07)	(3.23)	(0.15)
Dividends and distributions to shareholders:
From net realized gains	—	(0.06)	—
Total dividends and distributions to shareholders	—	(0.06)	—
Net asset value, end of year/period	$6.49	$6.56	$9.85
Total return[2]	(1.07)%	(32.97)%	(1.50)%[3]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$293	$344	$322
Ratio of expenses to average net assets before reductions	0.92%	0.92%	0.93%[4]
Fee waiver[5]	—%	0.00%[6]	(0.01)%[4]
Ratio of expenses to average net assets after reductions	0.92%	0.92%	0.92%[4]
Ratio of net investment loss to average net assets	(0.56)%	(0.70)%	(0.83)%[4]
Portfolio turnover rate	27%	16%	3%[3]

____________

1   Calculated using average shares outstanding for the year/period.

2   Assumes the reinvestment of distributions.

3   Not annualized.

4   Annualized with the exception of audit fees, legal fees and registration fees.

5   The ratio of expenses to average net assets for the years ended October 31, 2023, 2022 and the period ended October 31, 2021 reflect fees reduced as result of a voluntary operating expense waiver. For the years ended October 31, 2023, 2022 and the period from July 8, 2021 to October 31, 2021 the waived fee were $-, $2,089 and $40,593, respectively.

6   Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

14

BBH PARTNER FUND – SMALL CAP EQUITY
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2023, there were eight series of the Trust. The Fund commenced operations on July 8, 2021 and offers one share class, Class I. The investment objective of the Fund is to provide investors with long-term growth of capital. Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in small cap equity securities publicly traded and issued by domestic issuers directly.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH PARTNER FUND – SMALL CAP EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

(“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

16

BBH PARTNER FUND – SMALL CAP EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since July 8, 2021 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $0 and $2,050,868 to Class I shares shareholders, during the years ended October 31, 2023 and October 31, 2022, respectively.

The tax character of distribution paid during the years ended October 31, 2023 and 2022, respectively, were as follows:

Distribution paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2023:	$ —	$ —	$ —	$ —	$ —
2022:	2,050,868	—	2,050,868	—	2,050,868

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Late year ordinary loss deferral	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$ —	$ —	$(82,240,458)	$(600,090)	$(1,574,687)	$ (61,434,073)	$(145,849,308)
2022:	—	—	(38,410,400)	—	(2,031,614)	(106,339,390)	(146,781,404)

The Fund had $82,240,458 net capital loss carryforwards as of October 31, 2023, of which $35,054,654 and $47,185,804, is attributable to short-term and long-term capital losses, respectively.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH PARTNER FUND – SMALL CAP EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F.  Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-adviser, currently Bares Capital Management, Inc. (“Bares Capital Management” or the “Sub-Adviser”). The Sub-Adviser is responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-Adviser and evaluates its performance results. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.85% per annum on the first $3 billion of the Fund’s average daily net assets and 0.80% per annum on the Fund’s average daily net assets over $3 billion. The Investment Adviser pays its Sub-Adviser the entire amount of its investment advisory and administrative fees. For the year ended October 31, 2023, the Fund incurred $2,876,362 under the Agreement.

B. Investment Advisory and Administrative Fee Waivers. The Investment Adviser voluntarily agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class I. This is a voluntary waiver that can be changed at any time at the sole discretion of the Investment Adviser. For the year ended October 31, 2023, the Investment Adviser waived fees in the amount of $0 for Class I.

18

BBH PARTNER FUND – SMALL CAP EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

C. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value, effective September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $29,190 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2023 was $357,667. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2023, was $1,556. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $73,703 in independent Trustee compensation and expense reimbursements.

E. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Investment Transactions. For the year ended October 31, 2023, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $88,979,850 and $141,659,622, respectively.

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	5,587,651	$ 38,511,518	26,759,570	$ 214,540,021
Shares redeemed	(12,908,538)	(88,309,082)	(7,079,879)	(48,848,721)
Net increase/(decrease)	(7,320,887)	$ (49,797,564)	19,679,691	$ 165,691,300
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH PARTNER FUND – SMALL CAP EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). Small cap companies, when compared to larger companies, may experience lower trading volume and could be subject to greater and less predictable price changes (small cap company risk). The fund will invest 25% or more of its net assets in the Software & Services Industry Group. When a fund focuses its investments in a particular industry, group of industries, or sector, financial, economic business and other developments affecting issuers in those industries or groups of industries will have a greater effect on the fund than if the fund did not focus on an industry or group of industries (Software & Service Industry Group Concentration risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

20

BBH PARTNER FUND – SMALL CAP EQUITY
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH PARTNER FUND – SMALL CAP EQUITY
DISCLOSURE OF FUND EXPENSES (continued) October 31, 2023 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class I
Actual	$1,000	$ 915	$4.49
Hypothetical[2]	$1,000	$1,021	$4.74

____________

1      Expenses are equal to the Fund’s annualized expense ratio of 0.93% for Class I, multiplied by the average account value over the period, multiplied by 184/365.

2      Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

22

BBH PARTNER FUND – SMALL CAP EQUITY
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest — Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH PARTNER FUND – SMALL CAP EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the

24

BBH PARTNER FUND – SMALL CAP EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH PARTNER FUND – SMALL CAP EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

26

BBH PARTNER FUND – SMALL CAP EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

BBH PARTNER FUND – SMALL CAP EQUITY
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

In January 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2023. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

28

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – SMALL CAP EQUITY
(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2023 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999 – 2018); Lovell Minnick Partners, Advisors Counsel (2018 – Present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – SMALL CAP EQUITY
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012 – present).	8	None.
30

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – SMALL CAP EQUITY
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	31

BBH PARTNER FUND – SMALL CAP EQUITY
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM October 31, 2023 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the funds of BBH Trust (the “Funds”), as the Program Administrator for the Fund’s liquidity risk management program (the “Program”). The Board met on March 7, 2023 to review the Program for the Funds pursuant to the Liquidity Rule. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness for the period from February 1, 2022 through January 31, 2023 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets. The Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investments. The Program Administrator relied on a third-party data provider to facilitate the classification of the Fund’s investments based on criteria in the Fund’s Program. During the Reporting Period, the Fund did not hold more than 15% of its net assets in illiquid investments.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that the Fund did not approach the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum to the Fund as provided for in the Liquidity Rule.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether the Fund’s investment strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

32

BBH PARTNER FUND – SMALL CAP EQUITY
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued) October 31, 2023 (unaudited)

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which the Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	33

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2023

BBH Select Series — Mid Cap Fund

BBH SELECT SERIES – MID CAP FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

The objective of the BBH Select Series – Mid Cap Fund (“the Fund”) is to provide investors with long-term growth of capital. The Fund seeks to generate attractive compounded investment returns over full market cycles, while reducing the likelihood of permanent loss of capital on any single investment. To achieve this, the Fund’s strategy is to invest in a select number of high-quality business franchises, as defined by the four pillars of our investment criteria – business quality, attractive financial returns, strong management, and growth potential. By adhering to our disciplined criteria and process, and investing at a significant discount to our estimate of intrinsic value, we believe we can establish a strong margin of safety for our investments in companies that have the potential to compound attractive investment returns over many years.

Given that there are few companies which meet our investment criteria, and the benefits of compounding accrue over time, we seek to hold a concentrated portfolio with low turnover consistent with an expected investment period of three to five years. We expect the Fund’s holdings to range from 20-30 companies over time. Due to the Fund’s concentrated nature, the performance of the Fund will likely differ meaningfully – both positively and negatively – from relevant indexes at various points within a long-term market cycle as we maintain our independent perspective and focus on the potential of long-term compounding.

The Fund increased 1.13% net of fees during its fiscal year ended October 31, 2023. During the same period, the Russell Midcap Index (“Russell Midcap”) declined by -1.01%. Since its inception on May 24, 2021, the Fund declined -4.45% on an annualized basis net of fees, compared to a decline of -5.04% for the Russell Midcap. The modest negative absolute returns for the Russell Midcap were primarily a function of increased potential for a recession alongside a backdrop of rising interest rates, a regional banking crisis, and war in the Middle East.

During fiscal 2023, the Fund’s outperformance relative to the benchmark was driven by strong fundamental performance from our Information Technology and Materials holdings partially offset by underperformance from our Healthcare and Industrials holdings. The Fund also benefitted from being overweight Information Technology and having little to no exposure to Energy, Utilities, and Real Estate. While the Fund considers investments in every sector, our bottom-up fundamentals-based process may result in being underweight or overweight certain sectors depending on where we find the best opportunities with respect to our criteria and given our focus on companies with the potential to compounding capital over many years at attractive rates of return. We do not overweight or underweight any sector based on a top-down macro view of how that sector might perform, and our investment strategy does not change based on the market backdrop. We believe that our focus on quality franchises with the ability to reinvest capital at high rates of return will serve us well across a wide variety of market conditions and through full market cycles.

2

BBH SELECT SERIES – MID CAP FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

The Fund’s largest positive contributors during fiscal 2023 were Watsco Inc., Arista Networks Inc., Guidewire Software Inc., and NVR Inc. These four companies each delivered resilient performance in the face of increased recessionary concerns and macroeconomic headwinds. Watsco Inc. benefitted from strong pricing power that allowed it to expand margins despite normalizing unit volumes for heating, ventilation, and air conditioning products. Arista Networks Inc. benefitted from continued robust investment in cloud networks. Guidewire Software Inc. saw increased sales momentum for its core systems software serving the insurance industry. NVR Inc. experienced strong demand for new housing against a backdrop of limited supply.

The Fund’s largest detractors during fiscal 2023 were SVB Financial Group, AMN Healthcare Services Inc., Mercury Systems Inc., and Aspen Technology Inc. SVB Financial Group failed following a deposit run catalyzed by an equity raise that was poorly executed. AMN Healthcare Services Inc. was impacted by weaker demand for temporary staffing to the healthcare industry following the COVID-19 pandemic. Mercury Systems Inc. experienced continued supply chain and production issues related to its defense products. Aspen Technology Inc. saw a decline in demand for its asset optimization software for capital intensive industries like refining and chemicals.

During Fiscal 2023, the Fund made new investments in Zebra Technologies Corp., Darling Ingredients Inc., Globant SA, Mister Car Wash Inc., and GFL Environmental Inc. We are excited about the potential for these companies to contribute positively to our returns over many years. The Fund also exited its holdings in Archaea Energy Inc., Graco Inc., SVB Financial Group, Mercury Systems Inc., and Charles River Laboratories based on our assessment of their attractiveness relative to other investment opportunities.

As of October 31, 2023, the Fund had positions in 26 companies with approximately 51% of the assets held in the ten largest holdings. The weighted average market cap of our holdings was $13.6 billion, and our portfolio turnover during fiscal 2023 was 6.8%. The Fund ended the fiscal year trading at roughly 75% of our underlying intrinsic value estimates on a weighted average basis.

____________

There is no assurance the objective will be achieved. Holdings are subject to change.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH SELECT SERIES – MID CAP FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Growth of $10,000 Invested in BBH Select Series – Mid Cap Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (May 24, 2021) to October 31, 2023 as compared to the RMCCTR.

$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
5/24/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
$8,950
$8,816
BBH Select Series-Mid Cap*
RMCCTR

Total Return for the Period Ended October 31, 2023		
	One Year	Since Inception (Annualized)
Class I	1.13%	(4.45%)

*net of fees and expenses

The annualized gross expense ratios as shown in the February 28, 2023 prospectus for Class I was 2.29%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

____________

1   The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Mid Cap Total Return Index (“RMCCTR”) has been adjusted to reflect reinvestment of dividends on securities. The RMCCTR is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The RMCCTR is an unmanaged weighted index of 800 medium-capitalization stocks. The index is unmanaged. Investments cannot be made in an index.

4

BBH SELECT SERIES – MID CAP FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of BBH Select Series – Mid Cap Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Mid Cap Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 24, 2021 (commencement of operations) through October 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 24, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	5

BBH SELECT SERIES – MID CAP FUND
PORTFOLIO ALLOCATION October 31, 2023

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Communications	$6,159,174	4.4%
Consumer Cyclical	20,422,788	14.5
Consumer Non-Cyclical	25,997,661	18.5
Financials	13,349,787	9.5
Industrials	33,771,906	24.1
Technology	35,296,524	25.2
Cash and Other Assets in Excess of Liabilities	5,385,130	3.8
NET ASSETS	$140,382,970	100.0%

All data as of October 31, 2023. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.
The accompanying notes are an integral part of these financial statements.

6

BBH SELECT SERIES – MID CAP FUND
PORTFOLIO OF INVESTMENTS October 31, 2023 All investments in the United States, except as noted.
Shares		Value
	COMMON STOCK (96.2%)
	COMMUNICATIONS (4.4%)
30,739	Arista Networks, Inc.[1]	$6,159,174
	Total Communications	6,159,174

	CONSUMER CYCLICAL (14.5%)
1,087	NVR, Inc.[1]	5,883,518
25,665	Watsco, Inc.	8,954,262
77,141	Wyndham Hotels & Resorts, Inc.	5,585,008
	Total Consumer Cyclical	20,422,788

	CONSUMER NON-CYCLICAL (18.5%)
75,470	AMN Healthcare Services, Inc.[1]	5,725,154
44,638	Bright Horizons Family Solutions, Inc.[1]	3,305,890
90,510	Bruker Corp.	5,159,070
103,082	Darling Ingredients, Inc.[1]	4,565,502
96,708	First Advantage Corp.	1,258,171
422,980	Mister Car Wash, Inc.[1]	2,199,496
85,004	Shift4 Payments, Inc. (Class A)[1]	3,784,378
	Total Consumer Non-Cyclical	25,997,661

	FINANCIALS (9.5%)
116,517	Brown & Brown, Inc.	8,088,610
23,433	LPL Financial Holdings, Inc.	5,261,177
	Total Financials	13,349,787

	INDUSTRIALS (24.1%)
57,732	Advanced Drainage Systems, Inc.	6,167,510
39,375	AptarGroup, Inc.	4,814,381
89,400	Crown Holdings, Inc.	7,205,640
113,762	GFL Environmental, Inc. (Canada).	3,278,621
39,066	HEICO Corp. (Class A)	4,966,461
27,179	Toro Co.	2,197,150
26,170	Vulcan Materials Co.	5,142,143
	Total Industrials	33,771,906

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	7

BBH SELECT SERIES – MID CAP FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023 All investments in the United States, except as noted.
Shares			Value
	COMMON STOCK (continued)
	TECHNOLOGY (25.2%)
18,016	Aspen Technology, Inc.[1]		$3,202,344
95,777	Entegris, Inc.		8,432,207
23,557	Globant S.A. (Luxembourg)[1]		4,011,522
96,365	Guidewire Software, Inc.[1]		8,685,378
50,767	Take-Two Interactive Software, Inc.[1]		6,790,086
19,935	Zebra Technologies Corp. (Class A)[1]		4,174,987
	Total Technology		35,296,524
	Total Common Stock
	(Cost $141,036,693)		134,997,840

TOTAL INVESTMENTS (Cost $141,036,693)[2]		96.2%	$134,997,840
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES		3.8%	5,385,130
NET ASSETS		100.00%	$140,382,970

____________

1   Non-income producing security.

2   The aggregate cost for federal income tax purposes is $141,049,595, the aggregate gross unrealized appreciation is $4,621,431 and the aggregate gross unrealized depreciation is $10,673,186, resulting in net unrealized depreciation of $6,051,755.

The accompanying notes are an integral part of these financial statements.

8

BBH SELECT SERIES – MID CAP FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

— Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

— Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).

— Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	9

BBH SELECT SERIES – MID CAP FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
Common Stock:
Communications	$6,159,174	$—	$—	$6,159,174
Consumer Cyclical	20,422,788	—	—	20,422,788
Consumer Non-Cyclical	25,997,661	—	—	25,997,661
Financials	13,349,787	—	—	13,349,787
Industrials	33,771,906	—	—	33,771,906
Technology	35,296,524	—	—	35,296,524
Investments, at value	$134,997,840	$—	$—	$134,997,840

The accompanying notes are an integral part of these financial statements.

10

BBH SELECT SERIES – MID CAP FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at value (Cost $141,036,693)	$134,997,840
Cash	5,216,466
Receivables for:
Shares sold	632,400
Dividends	40,676
Interest from Custodian	18,034
Total Assets	140,905,416

LIABILITIES:
Payables for:
Shares redeemed	373,116
Net investment advisory and administrative fees	81,503
Professional fees	52,355
Custody and fund accounting fees	6,378
Transfer agent fees	3,432
Board of Trustees' fees	1,344
Accrued expenses and other liabilities	4,318
Total Liabilities	522,446

NET ASSETS	$140,382,970
Net Assets Consist of:
Paid-in capital	$149,140,487
Accumulated deficit	(8,757,517)
Net Assets	$140,382,970

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($140,382,970 ÷ 15,685,767 shares outstanding)	$8.95

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH SELECT SERIES – MID CAP FUND
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $366)	$526,166
Interest income from Custodian	148,999
Total Income	675,165

Expenses:
Investment advisory and administrative fees	487,711
Board of Trustees' fees	70,470
Professional fees	61,497
Transfer agent fees	38,366
Custody and fund accounting fees	16,777
Registration fees	16,161
Miscellaneous expenses	18,908
Total Expenses	709,890
Investment advisory and administrative fee waiver	(124,636)
Net Expenses	585,254
Net Investment Income	89,911

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(2,636,683)
Net change in unrealized appreciation/(depreciation) on investments in securities	(4,643,880)
Net Realized and Unrealized Loss	(7,280,563)
Net Decrease in Net Assets Resulting from Operations	$(7,190,652)

The accompanying notes are an integral part of these financial statements.

12

BBH SELECT SERIES – MID CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income/(loss)	$89,911	$(49,391)
Net realized loss on investments in securities	(2,636,683)	(135,918)
Net change in unrealized appreciation/(depreciation) on investments in securities	(4,643,880)	(2,250,174)
Net decrease in net assets resulting from operations	(7,190,652)	(2,435,483)

Share transactions:
Proceeds from sales of shares	142,150,080	698,453
Cost of shares redeemed	(6,673,281)	—
Net increase in net assets resulting from share transactions	135,476,799	698,453
Total increase/(decrease) in net assets	128,286,147	(1,737,030)

NET ASSETS:
Beginning of year	12,096,823	13,833,853
End of year	$140,382,970	$12,096,823

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH SELECT SERIES – MID CAP FUND
FINANCIAL HIGHLIGHTS Selected per share data and ratios for a Class I share outstanding throughout each year/period.
	For the years ended October 31,		For the period from May 24, 2021 (commencement of operations) to October 31, 2021
	2023	2022
Net asset value, beginning of year/period	$8.85	$10.68	$10.00
Income from investment operations:
Net investment income/(loss)[1]	0.01	(0.04)	(0.02)
Net realized and unrealized gain/(loss)	0.09	(1.79)	0.70
Total income/(loss) from investment operations	0.10	(1.83)	0.68
Net asset value, end of year/period	$8.95	$8.85	$10.68
Total return[2]	1.13%	(17.13)%	6.80%[3]
Ratios/Supplemental data:
Net assets, end of year (in millions)	$140	$12	$14
Ratio of expenses to average net assets before reductions	1.09%	2.29%	2.46%[4]
Fee waiver[5]	(0.19)%	(1.39)%	(1.56)%[4]
Ratio of expenses to average net assets after reductions	0.90%	0.90%	0.90%[4]
Ratio of net investment income/(loss) to average net assets	0.14%	(0.38)%	(0.40)%[4]
Portfolio turnover rate	7%	23%	3%[3]

____________

1   Calculated using average shares outstanding for the year/period.

2   Assumes the reinvestment of distributions.

3   Not annualized.

4   Annualized with the exception of audit fees, legal fees and registration fees.

5   The ratio of expenses to average net assets for the years ended October 31, 2023 and 2022 and the period ended October 31, 2021 reflect fees reduced as result of a contractual operating expense limitation of the share class of 0.90%. The Agreement is effective through March 1, 2024 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2023 and 2022 and period from May 24, 2021 to October 31, 2021 the waived fees were $124,636, $179,874 and $135,159, respectively.

The accompanying notes are an integral part of these financial statements.

14

BBH SELECT SERIES – MID CAP FUND
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2023, there were eight series of the Trust. The Fund commenced operations on May 24, 2021 and offers two share classes, Class I and Retail Class. As of October 31, 2023, Retail Class shares are not available for purchase by investors but may be offered in the future. The investment objective of the Fund is to provide investors with long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid cap publicly traded equity securities.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH SELECT SERIES – MID CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

16

BBH SELECT SERIES – MID CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since May 24, 2021 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund did not declare any dividends and distributions to shareholders during the years ended October 31, 2023 and October 31, 2022, respectively.

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Late Year Ordinary Loss Deferral	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$53,937	$—	$(2,759,699)	$(12,902)	$—	$(6,038,853)	$(8,757,517)
2022:	—	—	(135,918)	(35,974)	—	(1,394,973)	(1,566,865)

The Fund had $2,759,699 net capital loss carryforwards as of October 31, 2023, of which $1,600,169 and $1,159,530, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH SELECT SERIES – MID CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

F. Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.75% per annum on the first $3 billion of the Fund’s average daily net assets and 0.70% per annum on the Fund’s average daily net assets over $3 billion. For the year ended October 31, 2023, the Fund incurred $487,711 under the Agreement.

B. Expense Waivers and Reimbursements. Effective May 24, 2021 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90%. The agreement will terminate on March 1, 2024, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2023, the Investment Adviser waived Investment Advisory and Administrative fees in the amount of $124,636 for Class I.

C. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value, effective from September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $16,777 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2023 was $148,999. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not incur any such fees in the year ended October 31, 2023. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

18

BBH SELECT SERIES – MID CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

D. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $70,470 in independent Trustee compensation and expense reimbursements.

E. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Investment Transactions. For the year ended October 31, 2023, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $135,059,152 and $4,533,426, respectively.

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	15,036,110	$142,150,080	71,058	$698,453
Shares redeemed	(716,784)	(6,673,281)	—	—
Net increase	14,319,326	$135,476,799	71,058	$698,453

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). Mid cap companies, when compared to larger companies, may experience lower trade volume and could be subject to greater and less predictable price changes (mid cap company risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH SELECT SERIES – MID CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk). Initial public offerings (“IPOs”) are new issues of equity securities, as such they have no trading history and there may be limited information about the companies for a very limited period. Additionally, the prices of securities sold in IPOs may be highly volatile (IPO risk). Preferred securities are subject to issuer-specific and market risks. Generally, issuers only pay dividends after the company makes required payments to holders of bonds and other debt, as such the value of preferred securities may react more strongly to market conditions than bonds and other debts (preferred securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund may invest in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor (Large Cap Company Risk). Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a more limited management group than larger capitalized companies (Small Cap Company Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

20

BBH SELECT SERIES – MID CAP FUND
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH SELECT SERIES – MID CAP FUND
DISCLOSURE OF FUND EXPENSES (continued) October 31, 2023 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Actual	$1,000	$ 982	$4.50
Hypothetical[2]	$1,000	$1,021	$4.58

_________________

1   Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2   Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

22

BBH SELECT SERIES – MID CAP FUND
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH SELECT SERIES – MID CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

24

BBH SELECT SERIES – MID CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH SELECT SERIES – MID CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies

26

BBH SELECT SERIES – MID CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

BBH SELECT SERIES – MID CAP FUND
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

In January 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2023. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

28

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – MID CAP FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2023 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014-2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisors Counsel (2018-Present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – MID CAP FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.
30

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – MID CAP FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	31

BBH SELECT SERIES – MID CAP FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM October 31, 2023 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the funds of BBH Trust (the “Funds”), as the Program Administrator for the Fund’s liquidity risk management program (the “Program”). The Board met on March 7, 2023 to review the Program for the Funds pursuant to the Liquidity Rule. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness for the period from February 1, 2022 through January 31, 2023 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets. The Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investments. The Program Administrator relied on a third-party data provider to facilitate the classification of the Fund’s investments based on criteria in the Fund’s Program. During the Reporting Period, the Fund did not hold more than 15% of its net assets in illiquid investments.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that the Fund did not approach the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum to the Fund as provided for in the Liquidity Rule.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether the Fund’s investment strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections.

32

BBH SELECT SERIES – MID CAP FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued) October 31, 2023 (unaudited)

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which the Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	33

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2023

BBH Partner Fund — International Equity

BBH PARTNER FUND – INTERNATIONAL EQUITY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

The BBH Partner Fund – International Equity (“the Fund” or “BBH International”) returned 5.24%, net of fees, for the fiscal year ended October 31, 2023. During the same twelve-month period, the Fund’s benchmark, the MSCI Europe, Australasia Far East Index (the “EAFE”) returned 14.40%. From the inception of the Fund through October 31, 2023, the Fund has compounded at an annualized rate of 4.62%, net of fees, while the MSCI EAFE has returned 4.48% per year.

For fiscal 2023, the Fund underperformed its benchmark driven by security selection within Financials, an overweight to China and underweight to Japan, and individual security performance from the following holdings: Revvity Inc, JD.com Inc, Worldline SA, Sartorius Stedim Biotech SA and Prudential plc. The largest contributors to performance during the same time period include: CRH plc, Safran SA, Melrose Industries plc, SAP SE, Constellation Software, and strong stock selection in the Communication Services sector relative to the MSCI EAFE index.

On August 18, 2023, Trinity Street Asset Management (“TSAM”) was added as a subadviser to the Fund responsible for managing a portion of the Fund’s assets alongside Select Equity Group (“SEG”). The investment approaches implemented by SEG and TSAM, described in greater detail below, are both well-aligned and complementary.

SEG’s investment philosophy is grounded in the belief that rigorous, independent research and disciplined investing can generate attractive long-term returns. SEG seeks to identify great businesses with enduring franchise value – those with steady predictable growth, high returns on capital and well-established barriers to competition. The subadviser believes these companies are both well positioned for long-term growth and resilient in difficult economic environments.

The TSAM investment philosophy centers around searching globally for companies undergoing structural change that is underappreciated by the broader market. The change factor could be a change in management, product, geopolitical environment, or in industry supply/demand dynamics that is misunderstood or underappreciated by the market. The team focuses their research efforts exclusively on companies experiencing periods of change because they believe this is where disruptions to normal market pricing mechanisms (i.e., attractive risk/reward opportunities and significant discounts to intrinsic value) are most likely to be found.

Portfolio holdings are subject to change.

Intrinsic value is an estimate of the present value of the cash that a business can generate over its remaining life.

2

BBH PARTNER FUND – INTERNATIONAL EQUITY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Growth of $10,000 Invested in BBH Partner Fund – International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund (Effective February 24, 2017, the Fund’s Class N shares were converted into Class I shares) over the ten years ended October 31, 2023 as compared to the MSCI EAFE.

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
$13,655
$13,139
BBH Partner Fund - International Equity*
MSCI EAFE

Total Return for the Period Ended October 31, 2023			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class I	5.24%	2.73%	2.69%

*net of fees and expenses

The annualized gross expense ratio as in the August 19, 2023 prospectus for Class I shares was 0.63%. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

____________

1   The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH PARTNER FUND – INTERNATIONAL EQUITY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of BBH Partner Fund – International Equity and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Partner Fund – International Equity (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

4

BBH PARTNER FUND – INTERNATIONAL EQUITY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	5

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO ALLOCATION October 31, 2023

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Canada	$ 93,655,173	5.0%
Cayman Islands	52,846,271	2.8
Denmark	19,585,518	1.0
Finland	18,109,539	1.0
France	276,279,897	14.9
Germany	160,721,124	8.6
Hong Kong	109,860,053	5.9
Ireland	110,750,038	6.0
Japan	159,673,832	8.6
Jersey	36,432,686	2.0
Luxembourg	25,260,674	1.4
Netherlands	146,883,687	7.9
Singapore	12,318,193	0.7
South Korea	29,799,699	1.6
Spain	14,179,037	0.8
Sweden	35,068,348	1.9
Switzerland	126,306,375	6.8
Taiwan	79,093,628	4.3
United Kingdom	210,475,502	11.3
United States	50,570,453	2.7
Registered Investment Companies:
United States	57,100,000	3.1
Warrants:
Canada	0	0.0
Cash and Other Assets in Excess of Liabilities	32,252,723	1.7
NET ASSETS	$1,857,222,450	100.0%

All data as of October 31, 2023. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from respective security’s country of incorporation.
The accompanying notes are an integral part of these financial statements.
6

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO ALLOCATION (continued) October 31, 2023

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$ 60,002,955	3.2%
Communications	129,846,894	7.0
Consumer Cyclical	165,613,165	8.9
Consumer Non-Cyclical	326,038,546	17.6
Energy	19,585,518	1.1
Financials	320,065,804	17.2
Industrials	391,196,330	21.1
Technology	355,520,515	19.1
Registered Investment Companies	57,100,000	3.1
Warrants:
Technology	0	0.0
Cash and Other Assets in Excess of Liabilities	32,252,723	1.7
NET ASSETS	$1,857,222,450	100.0%

All data as of October 31, 2023. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	7

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO OF INVESTMENTS October 31, 2023
Shares/ Units		Value
	COMMON STOCK (95.2%)
	CANADA (5.0%)
	BASIC MATERIALS
127,300	Franco-Nevada Corp.	$15,472,269
	CONSUMER CYCLICAL
91,026	Alimentation Couche-Tard, Inc.	4,950,686
	FINANCIALS
1,690,046	Brookfield Corp.	49,191,541
	TECHNOLOGY
12,003	Constellation Software, Inc.	24,040,677
	Total Canada	93,655,173
	CAYMAN ISLANDS (2.8%)
	COMMUNICATIONS
2,086,033	JD.com, Inc. (Class A)	26,452,717
776,281	Trip.com Group, Ltd. ADR[1]	26,393,554
	Total Cayman Islands	52,846,271
	DENMARK (1.0%)
	ENERGY
907,054	Vestas Wind Systems A/S1	19,585,518
	Total Denmark	19,585,518
	FINLAND (1.0%)
	INDUSTRIALS
418,288	Kone Oyj (Class B)	18,109,539
	Total Finland	18,109,539
	FRANCE (14.9%)
	CONSUMER CYCLICAL
9,349	LVMH Moet Hennessy Louis Vuitton SE	6,684,768
	CONSUMER NON-CYCLICAL
34,953	L’Oreal S.A.	14,647,949
184,161	Sanofi S.A.	16,792,656
173,677	Sartorius Stedim Biotech	32,624,091
		64,064,696
	INDUSTRIALS
518,884	Safran S.A.	80,751,493
294,048	Schneider Electric SE	45,176,554
241,753	Thales S.A.	35,595,703
		161,523,750
	TECHNOLOGY
85,050	Capgemini SE	15,061,569
702,387	Dassault Systemes SE	28,945,114
		44,006,683
	Total France	276,279,897
The accompanying notes are an integral part of these financial statements.
8

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Shares/ Units		Value
	COMMON STOCK (continued)
	GERMANY (8.6%)
	CONSUMER CYCLICAL
182,303	Adidas AG	$32,216,481
	CONSUMER NON-CYCLICAL
140,475	Merck KGaA	21,122,638
	FINANCIALS
108,040	Deutsche Boerse AG	17,730,466
	INDUSTRIALS
75,463	Rheinmetall AG	21,574,221
	TECHNOLOGY
508,497	SAP SE	68,077,318
	Total Germany	160,721,124
	HONG KONG (5.9%)
	CONSUMER CYCLICAL
1,762,000	Galaxy Entertainment Group, Ltd.	9,870,035
	FINANCIALS
9,088,235	AIA Group, Ltd.	79,156,228
599,119	Hong Kong Exchanges & Clearing, Ltd.	20,833,790
		99,990,018
	Total Hong Kong	109,860,053
	IRELAND (6.0%)
	CONSUMER CYCLICAL
166,900	Ryanair Holdings, Plc. ADR[1]	14,637,130
	CONSUMER NON-CYCLICAL
83,799	ICON, Plc. ADR[1]	20,443,604
	INDUSTRIALS
1,403,607	CRH , Plc.	75,669,304
	Total Ireland	110,750,038
	JAPAN (8.6%)
	CONSUMER CYCLICAL
274,200	Nintendo Co., Ltd.	11,365,712
201,900	Sony Group Corp.	16,729,883
		28,095,595
	CONSUMER NON-CYCLICAL
293,400	Eisai Co., Ltd.	15,585,679
	INDUSTRIALS
85,500	Daikin Industries, Ltd.	12,327,707
57,226	Keyence Corp.	22,178,634
579,800	Komatsu, Ltd.	13,459,534
		47,965,875
The accompanying notes are an integral part of these financial statements.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	9

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Shares/ Units		Value
	COMMON STOCK (continued)
	JAPAN (continued)
	TECHNOLOGY
629,500	Nomura Research Institute, Ltd.	$16,642,029
346,025	Obic Co., Ltd.	51,384,654
		68,026,683
	Total Japan	159,673,832
	JERSEY (2.0%)
	CONSUMER NON-CYCLICAL
1,199,293	Experian, Plc.	36,432,686
	Total Jersey	36,432,686
	LUXEMBOURG (1.4%)
	COMMUNICATIONS
153,318	Spotify Technology S.A.[1]	25,260,674
	Total Luxembourg	25,260,674
	NETHERLANDS (7.9%)
	COMMUNICATIONS
1,397,461	Prosus NV1	39,106,908
	CONSUMER CYCLICAL
1,571,767	Universal Music Group NV	38,290,883
	CONSUMER NON-CYCLICAL
168,193	Heineken NV	15,098,510
	TECHNOLOGY
64,494	ASML Holding NV	38,762,134
408,135	STMicroelectronics NV	15,625,252
		54,387,386
	Total Netherlands	146,883,687
	SINGAPORE (0.7%)
	FINANCIALS
512,600	DBS Group Holdings, Ltd.	12,318,193
	Total Singapore	12,318,193
	SOUTH KOREA (1.6%)
	FINANCIALS
313,133	KB Financial Group, Inc.	11,911,559
	TECHNOLOGY
205,393	SK Hynix, Inc.	17,888,140
	Total South Korea	29,799,699
	SPAIN (0.8%)
	CONSUMER NON-CYCLICAL
248,403	Amadeus IT Group S.A.	14,179,037
	Total Spain	14,179,037
The accompanying notes are an integral part of these financial statements.
10

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Shares/ Units		Value
	COMMON STOCK (continued)
	SWEDEN (1.9%)
	CONSUMER NON-CYCLICAL
710,926	Essity AB (Class B)	$16,210,159
	FINANCIALS
1,527,543	Svenska Handelsbanken AB (Class A)	12,994,811
	INDUSTRIALS
718,920	Hexagon AB (Class B)	5,863,378
	Total Sweden	35,068,348
	SWITZERLAND (6.8%)
	BASIC MATERIALS
490,459	DSM-Firmenich AG	44,530,686
	CONSUMER NON-CYCLICAL
681,921	Alcon, Inc.	48,846,111
45,172	Sonova Holding AG	10,699,987
		59,546,098
	FINANCIALS
17,754	Partners Group Holding AG	18,801,111
	INDUSTRIALS
14,367	Sika AG	3,428,480
	Total Switzerland	126,306,375
	TAIWAN (4.3%)
	TECHNOLOGY
786,904	MediaTek, Inc.	20,700,511
676,551	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	58,393,117
	Total Taiwan	79,093,628
	UNITED KINGDOM (11.3%)
	COMMUNICATIONS
13,700,174	Vodafone Group, Plc.	12,633,041
	CONSUMER CYCLICAL
657,085	Compass Group, Plc.	16,557,479
170,793	Next, Plc.	14,310,108
		30,867,587
	CONSUMER NON-CYCLICAL
2,506,907	Rentokil Initial, Plc.	12,784,986
	FINANCIALS
639,321	London Stock Exchange Group, Plc.	64,212,838
3,141,963	Prudential, Plc.	32,915,267
		97,128,105
The accompanying notes are an integral part of these financial statements.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Shares/ Units		Value
	COMMON STOCK (continued)
	UNITED KINGDOM (continued)
	INDUSTRIALS
1,452,936	BAE Systems, Plc.	$19,479,802
6,622,198	Melrose Industries, Plc.	37,581,981
		57,061,783
	Total United Kingdom	210,475,502
	UNITED STATES (2.7%)
	CONSUMER NON-CYCLICAL
513,342	Revvity, Inc.	42,530,385
23,017	S&P Global, Inc.	8,040,068
	Total United States	50,570,453
	Total Common Stock (Cost $1,692,348,802)	1,767,869,727
	REGISTERED INVESTMENT COMPANIES (3.1%)
	UNITED STATES (3.1%)
57,100,000	Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio, Institutional Share Class	57,100,000
	Total United States	57,100,000
	Total Registered Investment Companies (Cost $57,100,000)	57,100,000
	WARRANTS (0.0%)
	CANADA (0.0%)
18,143	Constellation Software Inc., expires 03/31/2040[1]	0
	Total Canada	0
	Total Warrants (Cost $0)	0
TOTAL INVESTMENTS (Cost $1,749,448,802)[2]	98.3%	$1,824,969,727
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	1.7%	32,252,723
NET ASSETS	100.00%	$1,857,222,450

____________

1   Non-income producing security.

2   The aggregate cost for federal income tax purposes is $1,771,431,193, the aggregate gross unrealized appreciation is $258,924,766 and the aggregate gross unrealized depreciation is $205,386,232, resulting in net unrealized appreciation of $53,538,534.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviation:

ADR − American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.
12

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the

The accompanying notes are an integral part of these financial statements.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH PARTNER FUND – INTERNATIONAL EQUITY
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
Common Stock:
Canada	$93,655,173	$—	$—	$93,655,173
Cayman Islands	26,393,554	26,452,717	—	52,846,271
Denmark	—	19,585,518	—	19,585,518
Finland	—	18,109,539	—	18,109,539
France	—	276,279,897	—	276,279,897
Germany	—	160,721,124	—	160,721,124
Hong Kong	—	109,860,053	—	109,860,053
Ireland	35,080,734	75,669,304	—	110,750,038
Japan	—	159,673,832	—	159,673,832
Jersey	—	36,432,686	—	36,432,686
Luxembourg	25,260,674	—	—	25,260,674
Netherlands	—	146,883,687	—	146,883,687
Singapore	—	12,318,193	—	12,318,193
South Korea	—	29,799,699	—	29,799,699
Spain	—	14,179,037	—	14,179,037
Sweden	—	35,068,348	—	35,068,348
Switzerland	—	126,306,375	—	126,306,375
Taiwan	58,393,117	20,700,511	—	79,093,628
United Kingdom	—	210,475,502	—	210,475,502
United States	50,570,453	—	—	50,570,453
Registered Investment Companies:
United States	57,100,000	—	—	57,100,000
Warrants:
Canada	—	0	—	0
Total Investments, at value	$346,453,705	$1,478,516,022	$—	$1,824,969,727
The accompanying notes are an integral part of these financial statements.
14

BBH PARTNER FUND – INTERNATIONAL EQUITY
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at value (Cost $1,749,448,802)	$1,824,969,727
Cash	31,462,425
Foreign currency at value (Cost $786,233)	785,857
Receivables for:
Dividends	4,360,333
Investments sold	2,803,352
Shares sold	300,550
Interest from Custodian	75,499
Total Assets	1,864,757,743
LIABILITIES:
Payables for:
Investments purchased	5,864,925
Investment advisory and administrative fees	941,604
Shares redeemed	541,169
Custody and fund accounting fees	99,341
Professional fees	74,480
Transfer agent fees	3,537
Board of Trustees’ fees	1,376
Accrued expenses and other liabilities	8,861
Total Liabilities	7,535,293
NET ASSETS	$1,857,222,450
Net Assets Consist of:
Paid-in capital	$2,176,576,988
Accumulated deficit	(319,354,538)
Net Assets	$1,857,222,450

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($1,857,222,450 ÷ 139,860,527 shares outstanding)	$13.28
The accompanying notes are an integral part of these financial statements.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH PARTNER FUND – INTERNATIONAL EQUITY
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $2,991,132)	$30,355,143
Interest income	1,534
Interest income from Custodian	1,423,686
Other income	2,713
Total Income	31,783,076

Expenses:
Investment advisory and administrative fees	12,779,438
Custody and fund accounting fees	461,812
Professional fees	96,501
Board of Trustees’ fees	93,284
Transfer agent fees	39,574
Miscellaneous expenses	177,220
Total Expenses	13,647,829
Net Investment Income	18,135,247

NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments in securities	(199,832,985)
Net realized loss on foreign exchange transactions and translations	(120,336)
Net realized loss on investments in securities and foreign exchange transactions and translations	(199,953,321)
Net change in unrealized appreciation/(depreciation) on investments in securities	306,002,512
Net change in unrealized appreciation/(depreciation) on foreign currency translations	289,424
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	306,291,936
Net Realized and Unrealized Gain	106,338,615
Net Increase in Net Assets Resulting from Operations	$124,473,862
The accompanying notes are an integral part of these financial statements.
16

BBH PARTNER FUND – INTERNATIONAL EQUITY
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$18,135,247	$10,567,432
Net realized loss on investments in securities and foreign exchange transactions and translations	(199,953,321)	(200,401,245)
Net change in unrealized appreciation/(depreciation) on investments in securities and foreign currency translations	306,291,936	(712,758,587)
Net increase/(decrease) in net assets resulting from operations	124,473,862	(902,592,400)

Dividends and distributions declared:
Class I	(10,360,602)	(306,843,011)

Share transactions:
Proceeds from sales of shares	135,165,601	800,932,741
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	276,268	11,341,834
Cost of shares redeemed	(442,745,407)	(270,792,352)
Net increase/(decrease) in net assets resulting from share transactions	(307,303,538)	541,482,223
Total decrease in net assets	(193,190,278)	(667,953,188)
NET ASSETS:
Beginning of year	2,050,412,728	2,718,365,916
End of year	$1,857,222,450	$2,050,412,728
The accompanying notes are an integral part of these financial statements.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH PARTNER FUND – INTERNATIONAL EQUITY
FINANCIAL HIGHLIGHTS Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$ 12.68	$ 21.10	$ 17.73	$ 16.15	$ 14.90
Income from investment operations:
Net investment income[1]	0.12	0.07	0.14	0.04	0.10
Net realized and unrealized gain/(loss)	0.55	(6.14)	3.79	1.81	2.19
Total income/(loss) from investment operations	0.67	(6.07)	3.93	1.85	2.29
Dividends and distributions to shareholders:
From net investment income	(0.07)	(0.13)	(0.04)	(0.09)	(0.16)
From net realized gains	—	(2.22)	(0.52)	(0.18)	(0.88)
Total dividends and distributions to shareholders	(0.07)	(2.35)	(0.56)	(0.27)	(1.04)
Net asset value, end of year	$ 13.28	$ 12.68	$ 21.10	$ 17.73	$ 16.15
Total return[2]	5.24%	(31.91)%	22.38%	11.59%	16.92%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$ 1,857	$ 2,050	$ 2,718	$ 2,029	$ 1,790
Ratio of expenses to average net assets before reductions	0.64%	0.68%	0.68%	0.69%	0.71%
Expense offset arrangement	—%	—%	—%	—%	(0.01)%
Ratio of expenses to average net assets after reductions	0.64%	0.68%	0.68%	0.69%	0.70%
Ratio of net investment income to average net assets	0.85%	0.45%	0.65%	0.22%	0.66%
Portfolio turnover rate	65%	52%	86%	77%	135%

____________

1   Calculated using average shares outstanding for the year.

2   Assumes the reinvestment of distributions.

The accompanying notes are an integral part of these financial statements.
18

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2023, there were eight series of the Trust. The Fund commenced operations on June 6, 1997 and currently offers one class, Class I. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed and emerging markets of the world, excluding the United States.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. During the year ended October 31, 2023, the Fund had no open contracts.

E. Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized

20

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities and foreign exchange transactions and translations and net change in unrealized appreciation or depreciation on investments in securities and foreign currency translations within the Statement of Operations. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.  Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid, under SEC Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.

G. Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities and as an expense in the Statement of Operations.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $10,360,602 and $306,843,011 to Class I shares during the years ended October 31, 2023 and October 31, 2022, respectively. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2023 and 2022, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2023:	$ 10,360,602	$ —	$ 10,360,602	$ —	$ 10,360,602
2022:	114,819,518	192,023,493	306,843,011	—	306,843,011

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$18,010,377	$ —	$(390,810,946)	$(21,982,391)	$ 75,428,422	$(319,354,538)
2022:	10,356,068	—	(193,247,052)	(19,713,300)	(230,863,514)	(433,467,798)

22

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund had $390,810,946 of net capital loss carryforwards as of October 31, 2023, of which $233,039,581 and $157,771,365, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.  Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, the Investment Adviser provides investment advisory, portfolio management and administrative services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s Sub-Advisers, currently Select Equity Group, L.P. (“Select Equity Group”) and effective August 18, 2023, Trinity Street Asset Management (together the “Sub-Advisers”). The Sub-Advisers are responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-Advisers and evaluates their performance results. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.60% per annum on the first $3 billion of average daily net assets and 0.55% per annum on all average daily net assets over $3 billion. Prior to November 18, 2022, the Fund paid the Investment Adviser a fee equal to 0.65% per annum for the first $3 billion and 0.60% per annum for amounts over $3 billion of the average daily net assets of the Fund. The Investment Adviser pays each Sub-Adviser from its investment advisory and administrative fee an amount that in the aggregate equals the Fund’s investment advisory and administration fee based upon the percentage of net assets that each Sub-Adviser manages. For the year ended October 31, 2023, the Fund incurred $12,779,438 for services under the Agreement.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

B. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value, effective September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $461,812 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2023 was $1,423,686. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2023, was $55,558. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

C. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $93,284 in independent Trustee compensation and expense reimbursements.

D. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Investment Transactions. For the year ended October 31, 2023, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $1,323,502,341 and $1,643,333,999, respectively.

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	9,345,985	$135,165,601	50,632,813	$800,932,741
Shares issued in connection with reinvestments of dividends	19,947	276,268	642,233	11,341,834
Shares redeemed	(31,157,761)	(442,745,407)	(18,483,521)	(270,792,352)
Net increase/(decrease)	(21,791,829)	$(307,303,538)	32,791,525	$541,482,223

24

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub- Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund may, from time to time, invest in a limited number of issuers. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses (concentrated portfolio holdings risk). There are certain risks associated with investing in securities of companies based outside of the United States, including, but not limited to, recovery of tax withheld by foreign jurisdictions (Non-U.S. investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The derivatives held by the Fund which include, forwards, futures, options, rights and warrants, may be riskier than other types of investments and may increase the volatility of the Fund (derivatives risk). Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH PARTNER FUND – INTERNATIONAL EQUITY
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

26

BBH PARTNER FUND – INTERNATIONAL EQUITY
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

BBH PARTNER FUND – INTERNATIONAL EQUITY
DISCLOSURE OF FUND EXPENSES (continued) October 31, 2023 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class I
Actual	$1,000	$ 888	$3.09
Hypothetical[2]	$1,000	$1,022	$3.31

____________

1   Expenses are equal to the Fund’s annualized expense ratio of 0.65% for I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2   Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

28

BBH PARTNER FUND – INTERNATIONAL EQUITY
DISCLOSURE OF ADVISOR SELECTION October 31, 2023 (unaudited)

Sub-Advisory Agreement Approval

The 1940 Act requires that a fund’s investment advisory agreements must be approved both by a fund’s board of trustees and by a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. However the U.S. Securities and Exchange Commission provided exemptive relief from the in-person provisions of Section 15 of the 1940 Act related to the approval of certain agreements on March 25, 2020 (“Exemptive Relief”).

The Board, a majority of which is comprised of Independent Trustees, held a meeting via videoconference in reliance on the Exemptive Order on July 17, 2023, to consider the approval of a new sub-advisory agreement between the Investment Adviser and Trinity Street Asset Management, LLP (“Trinity Street”) (the “Sub-Advisory Agreement”). the Investment Adviser recommended the approval of the Sub-Advisory Agreement based on several factors, including the Investment Adviser’s evaluation of Trinity Street’s performance as an adviser during various time periods and market cycles, Trinity Street’s reputation, experience, investment philosophy and policies, and the Investment Adviser’s determination that Trinity Street’s investment strategy is complementary to the investment strategy of the Fund’s other sub-adviser Select Equity Group, L.P. At the July 17, 2023 meeting, the Board voted to approve the Sub-Advisory Agreement for an initial two-year term beginning on August 18, 2023 (the “Effective Date”). On the Effective Date, Trinity Street became a sub-adviser to the Fund and began day-to-day portfolio management of a portion of the Fund’s assets. Select Equity Group remains a sub-adviser to the Fund and continues the day-to-day portfolio management of a separate portion of the Fund’s assets. The Investment Adviser employs a “manager of managers” investment approach, whereby it allocates the Fund’s assets to Trinity Street and Select Equity Group.

After reviewing written and oral information from the Investment Adviser and Trinity Street, the Board determined that the proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered information relating to portfolio managers, investment philosophies, strategies, and processes, as well as other factors. In approving Trinity Street as a sub-adviser to the Fund, the Board carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of Trinity Street’s personnel and Trinity Street’s financial condition; (iv) the performance record of Trinity Street; and (v) other factors deemed relevant.

The Board received from, and discussed with, counsel to the Trust (“Fund Counsel”) a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements under the 1940 Act, as well as the guidance provided in Gartenberg v. Merrill Lynch Asset Management, Inc., which was affirmed in Jones v. Harris Associates, L.P. In addition, the Board met in executive session outside the presence of Fund management. The following is a summary of the factors the Board considered in making its determination to approve the sub-advisory agreement. No single factor was identified as the principal factor in determining whether to approve the agreement, and individual Trustees may have given different weight to various factors. The Board reviewed these factors with counsel to the Trust. The Board concluded that terms of the sub-advisory agreement were fair and reasonable and that the fee to be paid to Trinity Street was reasonable in light of the services to be provided.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

BBH PARTNER FUND – INTERNATIONAL EQUITY
DISCLOSURE OF ADVISOR SELECTION (continued) October 31, 2023 (unaudited)

Nature, Extent and Quality of the Services

In evaluating the nature, extent and quality of the services to be provided by Trinity Street under the Sub-Advisory Agreement, the Board considered, among other things, information provided by the Investment Adviser and Trinity Street regarding the operations, facilities, organization and personnel of Trinity Street, the anticipated ability of Trinity Street up to perform its duties under the Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Fund, including proposed changes to the Fund’s principal investment strategies. The Board considered that the appointment of Trinity Street is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board considered that, although Trinity Street did not have prior experience managing registered investment companies, Trinity Street is an experienced and respected asset management firm and that the Investment Adviser believed that Trinity Street has the capabilities, experience, resources and personnel necessary to provide sub-advisory services to the Fund based on the assessment of their organization, investment talent, and strong back office. The Board considered whether Trinity Street would be able to provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and whether Trinity Street’s portfolio management team has demonstrated its ability to adhere to compliance procedures. The Board also considered the quality of the investment research capabilities of Trinity Street and the other resources it has dedicated to performing services for the Fund. On the basis of these considerations, together with other information considered, the Board determined that it was satisfied with the nature, extent and quality of the services to be provided by Trinity Street.

Performance

The Board considered Trinity Street’s performance relating to its other accounts, including pooled investment vehicles, investment management experience, capabilities and resources. The Board further considered information regarding Trinity Street’s investment philosophy, the proposed portfolio construction for the potion of the Fund that Trinity Street would manage, and investment techniques to be employed. On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by Trinity Street, the Board concluded that Select Equity Group is capable of generating a level of investment performance that is appropriate in light of the proposed changes to the Fund’s principal investment strategy.

Cost of Services to be Provided and Profitability

The Board considered the proposed sub-advisory fee schedule under the Sub-Advisory Agreement and the estimated profitability analysis provided by Trinity Street, noting that the Investment Adviser would be responsible for paying the sub-advisory fee out of the fee it receives from the Fund. The Board considered that the sub-advisory fee schedule payable by the Investment Adviser to Trinity Street is the same as that which is paid to the Fund’s other sub-adviser. The Board considered whether there will be any incidental benefits expected to be derived by Trinity Street from its relationship with the Fund. On the basis of these considerations, together with other information considered, the Board determined that the sub-advisory fee to be received by Trinity Street under the Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

30

BBH PARTNER FUND – INTERNATIONAL EQUITY
DISCLOSURE OF ADVISOR SELECTION (continued) October 31, 2023 (unaudited)

Economies of Scale

In evaluating the extent to which the sub-advisory fees payable under the Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board considered the sub-advisory fee schedule and the existence of breakpoints in both the advisory and sub-advisory fee schedules. The Board considered that the Investment Adviser believes that the appointment of Trinity Street, as sub-adviser, has the potential to attract additional assets because of Trinity Street’s asset management capabilities. The Board also considered that it would have the opportunity to periodically reexamine the appropriateness of the advisory fees payable by the Fund to the Investment Adviser, and sub-advisory fees payable by the Investment Adviser to Trinity Street, in light of any asset growth experienced in the future.

Fall-Out Benefits

The Board considered whether there will be any incidental benefits expected to be derived by Trinity Street from its relationship with the Fund.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	31

BBH PARTNER FUND – INTERNATIONAL EQUITY
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or

32

BBH PARTNER FUND – INTERNATIONAL EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	33

BBH PARTNER FUND – INTERNATIONAL EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

34

BBH PARTNER FUND – INTERNATIONAL EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	35

BBH PARTNER FUND – INTERNATIONAL EQUITY
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

36

BBH PARTNER FUND – INTERNATIONAL EQUITY
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $10,360,602 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2023. In January 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2023. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$29,664,765	$2,991,132

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	37

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2023 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999 – 2018); Lovell Minnick Partners, Advisers Counsel (2018 – present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.

38

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012 – present).	8	None.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	39

TRUSTEES AND OFFICERS OF BBH PARTNER FUND – INTERNATIONAL EQUITY
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

40

BBH PARTNER FUND – INTERNATIONAL EQUITY
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM October 31, 2023 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the funds of BBH Trust (the “Funds”), as the Program Administrator for the Fund’s liquidity risk management program (the “Program”). The Board met on March 7, 2023 to review the Program for the Funds pursuant to the Liquidity Rule. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness for the period from February 1, 2022 through January 31, 2023 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets. The Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investments. The Program Administrator relied on a third-party data provider to facilitate the classification of the Fund’s investments based on criteria in the Fund’s Program. During the Reporting Period, the Fund did not hold more than 15% of its net assets in illiquid investments.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that the Fund did not approach the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum to the Fund as provided for in the Liquidity Rule.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether the Fund’s investment strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	41

BBH PARTNER FUND – INTERNATIONAL EQUITY
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued) October 31, 2023 (unaudited)

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which the Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

42

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2023

BBH Limited Duration Fund

BBH Limited Duration Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

The bond market continued to experience challenging conditions over the past year, as interest rates continued to rise and volatility emerged in pockets of the credit markets. Unlike last year, though, fixed income markets were able to perform through those headwinds as interest rates began the year at higher levels. U.S. Treasury rates rose across tenors over the past year as the Fed continued to hike interest rates to combat inflationary pressures. The Fed hiked the federal rates by 2.25% to a range of 5.00% – 5.25% from a range of 3.00% – 3.25% over the past year. Longer-term interest rates rose in tandem and proved a headwind for certain longer-duration assets. The unrelenting pace of monetary policy tightening brought volatility to pockets of the credit markets. Earlier in 2023, the sudden run on Silicon Valley Bank (SVB) spurred a chain reaction that resulted in runs on Silvergate Bank and Signature Bank, stress at Credit Suisse and First Republic Bank that culminated in their sales to UBS and J.P. Morgan, respectively, volatility among U.S. regional banks, and interventions by central banks around the globe to ease depositor concerns.

Performance of mainstream, investment-grade fixed income benchmarks were mixed over the trailing twelve months. The Bloomberg U.S. Aggregate Index returned 0.4% as Treasuries and agency mortgage-backed securities (MBS) in the Index had negative total returns and corporate bonds, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) in the Index had positive total returns. Credit indexes generally had positive total returns and outperformed higher quality alternatives. Indices of senior bank loans, high yield corporate bonds, collateralized loan obligation (CLO) debt, investment-grade corporate bonds, and nontraditional ABS* all posted positive returns and outperformed similar duration Treasuries by substantial levels. MBS underperformed Treasuries over the trailing year as the Fed’s Quantitative Tightening campaign combined with duration extensions amid the rising rate environment to challenge MBS. The Non-Agency CMBS Index posted a positive total return but underperformed Treasuries as the sector was challenged by broad concerns over conditions in the commercial real estate market and the ability to refinance debt obligations.

In last year’s letter, we wrote about the reasons we were optimistic for the prospects of actively managed fixed income funds. Credit spreads were elevated, and our valuation framework revealed that large parts of the markets for investment grade and high yield corporate bonds, nontraditional asset-backed securities (ABS), senior bank loans, and commercial mortgage-backed securities (CMBS) screened favorably. Importantly, the opportunities that emerged met our stringent credit criteria, including our analysts’ assessments of whether each credit evaluated for the Fund withstood severe stress scenarios — the worst environments experienced by their industries — without impairment of principal or interest. This was particularly important as we shared the then-pervasive concerns that the Fed’s aggressive pace of policy tightening could push the U.S. to recession and cause defaults to rise among highly levered borrowers.

On October 31, 2023, the Fund was positioned to benefit from the higher income opportunities afforded by durable credits offered at attractive yields. Credit holdings represented approximately 93% of the Fund, while holdings of high quality “reserves” (Treasury securities and cash equivalents) were relatively low at 7% of the Fund. The Fund’s spread duration, a risk measure we use of how sensitive the portfolio is to changes in “credit spreads” (the additional yield on credit instruments over a comparable-maturity Treasury), was 2.0 years as of October 31, 2023. The Fund’s forward-looking yield to maturity was 6.1%.

2

BBH Limited Duration Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

This positioning helped the BBH Limited Duration Fund return 6.43% while the Fund’s benchmark, the Bloomberg 1 – 3 Year Treasury Index, returned 2.89%. The Fund’s Class N Share’s one-year performance ending October 31, 2023 ranked in the 13th percentile out of 236 funds in its competitive Morningstar fund peer group, the Morningstar U.S. Ultrashort Bond Fund universe.** At this time last year, many investors expressed concern that ultrashort bond funds would continue to underperform cash alternatives after observing the rapid pace of Fed tightening. The BBH Limited Duration Fund’s return exceeded the returns offered by short-term alternatives, such as money market instruments and Treasury bills.

The Fund’s outperformance was driven by a combination of its sector and ratings exposures, credit selection results, and duration posture. Overweight exposures to investment-grade corporate bonds, senior bank loans, nontraditional ABS, and high yield corporate bonds contributed to results. The Fund experienced favorable selection results from its positions in corporate credit, nontraditional ABS, and CMBS. The Fund’s duration posture contributed as ultrashort bonds outperformed 1 – 3 year Treasuries over the past year. The Fund’s sector exposure to CMBS hindered relative results, although selection contributions within the sector more than offset the negative sector effect.

We purchased opportunities that met our durability and valuation criteria for the Fund throughout the year. The purchases were made across a wide range of sectors and industries. We purchased corporate bonds spanned 28 different industries, with most purchases coming from bonds issued by banks, automobile manufacturers, and healthcare companies. We purchased bonds from 14 different types of nontraditional ABS issuances, including deals secured by data center leases and revenues, subprime auto loans, and personal consumer loans. We purchased bonds from two different single-asset, single-borrower (SASB) CMBS deals secured by non-office properties. We also purchased loan syndications for companies in six different industries, including healthcare and pharmaceuticals.

The banking sector experienced increased volatility and wider credit spreads in reaction to several idiosyncratic bank failures in the first half of 2023. Relying on our fundamental bottom-up approach we leaned into the volatility and purchased notes from a regional bank that possessed strong asset quality, solid liquidity, satisfactory capital adequacy and net earnings.

Our outlook for the market is that opportunities remain in the credit markets, although measures of aggregate valuation weakened. According to our valuation framework, the percentage of investment-grade corporate bonds that screened as a “buy” decreased to 38% as of October 31, 2023 versus 64% at the start of the year, while the percentage of high yield corporate bonds that screened as a “buy” remained near it’s beginning-of-year level at 41%. Senior bank loans continue to screen attractively, with over 90% of the universe screening as a “buy” candidate. There remain an abundance of opportunities in select subsectors of the market, particularly in interest rate-sensitive sectors. We continue to find opportunities in intermediate maturity bonds rated “single-A” and “BBB” in the investment-grade bond universe, particularly among

____________

*   Traditional ABS include prime auto backed loans, credit cards and student loans (FFELP). Non-traditional ABS include ABS backed by other collateral types.

** Morningstar rankings are based on total returns.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH Limited Duration Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023 bonds issued by banks, life insurers, electric utilities, and REITs. Several “BB” and “B” rated bonds from smaller issuers screen attractively in the high yield bond universe. Away from the corporate credit markets, we observe a continuing disconnect between wider credit spread levels and solid credit performance. We are finding an abundance of attractively valued opportunities in non-traditional ABS issuances and collateralized loan obligation (CLO) debt. We believe that opportunities in the CMBS market will arise as stronger properties come to market with single asset single borrower (SASB) securitizations that facilitate strong transparency. Opportunities are emerging in parts of the agency MBS market as valuations improve, and we are prepared to add positions opportunistically. We continue generally to avoid non-agency RMBS due to less favorable technical factors, inadequate equity cushions, weak fundamentals underpinned by weak housing affordability, low inventory of homes for sale, and stable-to-declining home prices.

The Fund remains positioned to benefit from the higher income potential of carefully-selected credits. Credit positions still represent 95% of the Fund, a slight increase from one year ago. Holdings of “reserves” decreased marginally to 5% from 7% last year. “High yield” investments (those rated at or below Ba1/BB+) decreased to 10% of the Fund from 11%. These Fund’s spread duration decreased to 1.8 years from 2.0 years amid these changes.

The Fund’s duration is managed at a level that fosters capital preservation. The Fund’s duration is managed to be less than 1.5 years and has ranged between 0.8 year and 0.9 year over the past twelve months. This is done through assessing the Fund’s holdings, then purchasing or selling Treasury futures to gain or reduce exposures to various points of the yield curve. The Fund’s duration was 0.9 years as of October 31, 2023.

We believe the Limited Duration Fund is positioned well heading into the new fiscal year. Yields remain near their highest levels since before the Global Financial Crisis of 2008. The yield curve implies that the Fed’s tightening campaign may have ended already and could give way to rate cuts in the middle of 2024. Credit valuations are mixed but an abundance of opportunities remain. We are confident that our approach and process will allow us to adapt to changes, capitalize on opportunities, and perform through a variety of environments. Thank you for the trust placed in BBH, and we look forward to engaging with you in 2024 and beyond.

____________

Past performance does not guarantee future results.

Portfolio holdings and characteristics are subject to change.

The BBH Limited Duration Fund was ranked against the following numbers of U.S.-domiciled Ultrashort Bond category funds over the following time periods ending 10/31/2023: 232 funds in the last year, 205 funds in the last three years, 180 funds in the last five years and 97 funds in the last ten years. Class I ranked in the 13th percentile, 14th percentile, 5th percentile and 1st percentile, for the one, three-, five- and ten-year periods respectively. Class N ranked in the 15th percentile, 17th percentile, 8th percentile and 5th percentile, for the one, three-, five- and ten-year periods respectively. Past performance does not guarantee future results. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Quality ratings reflect the credit quality of the underlying issues in the fund portfolio and not of the fund itself. Issuers with credit ratings of AA or better are considered to be of high credit quality, with little risk of issuer failure. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption.

4

BBH Limited Duration Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2023 as compared to the BCTSY and the Referenced Benchmark.

$13,000
$12,000
$11,000
$10,000
$9,000
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
$12,247
$11,702
$10,850
BBH Limited Duration Fund*
BCTSY
Referenced Benchmark

Total Return for the Period Ended October 31, 2023			
	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	6.24%	2.50%	2.05%
Class I	6.43%	2.58%	2.17%

*net of fees and expenses

The annualized gross expense ratios as in the February 28, 2023 prospectus for Class N and Class I shares were 0.49% and 0.27%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

The Reference Benchmark is an unmanaged weighted index comprised as follows: 40% Bloomberg Barclays Short-Term Corporate Index; 40% Bloomberg Barclays US Aggregate ABS Index; and 20% Bloomberg Barclays US Treasury Bills Index. The indexes are not available for direct investment. The Fund does not measure its performance success nor alter its construction in relation to any particular benchmark or index.

Bloomberg® and the Bloomberg indexes are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Brown Brothers Harriman & Co (BBH).

____________

1   The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	5

BBH Limited Duration Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Bloomberg is not affiliated with BBH, and Bloomberg does not approve, endorse, review, or recommend the BBH strategies. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the fund.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

6

BBH Limited Duration Fund
REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the shareholders of BBH Limited Duration Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	7

BBH Limited Duration Fund
REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

8

BBH Limited Duration Fund
PORTFOLIO ALLOCATION October 31, 2023

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$1,686,260,819	23.6%
Commercial Mortgage Backed Securities	436,326,800	6.1
Corporate Bonds	3,502,998,143	49.2
Loan Participations and Assignments	897,097,289	12.6
Municipal Bonds	122,733,175	1.7
Residential Mortgage Backed Securities	22,513,685	0.3
U.S. Government Agency Obligations	42,147,565	0.6
U.S. Treasury Bills	409,268,097	5.8
Cash and Other Assets in Excess of Liabilities	8,146,660	0.1
NET ASSETS	$7,127,492,233	100.0%

All data as of October 31, 2023. The Fund’s breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	9

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (23.6%)
$10,000,000	AGL Core CLO 2, Ltd. 2019-2A (3-Month CME Term SOFR + 1.652%)[1,2]	04/20/32	7.067%	$9,965,011
10,146,804	AIM Aviation Finance, Ltd. 2015-1A1	02/15/40	6.213	6,545,094
7,555,000	Aligned Data Centers Issuer LLC 2023-1A1	08/17/48	6.000	7,123,361
6,982,421	Amur Equipment Finance Receivables X LLC 2022-1A1	10/20/27	1.640	6,735,773
8,000,000	Amur Equipment Finance Receivables XII LLC 2023-1A1	12/20/29	6.090	7,980,186
6,742,979	ARI Fleet Lease Trust 2022-A1	01/15/31	3.120	6,660,525
9,105,000	ARI Fleet Lease Trust 2023-B1	07/15/32	6.050	9,077,084
29,003,729	Audax Senior Debt CLO III LLC 2020-1A (3-Month CME Term SOFR + 1.872%)[1,2]	01/20/30	7.287	28,930,332
11,930,000	Avis Budget Rental Car Funding AESOP LLC 2023-3A1	02/22/28	5.440	11,617,705
9,500,000	Avis Budget Rental Car Funding AESOP LLC 2023-7A1	08/21/28	5.900	9,372,968
2,123,242	Bankers Healthcare Group Securitization Trust 2020-A1	09/17/31	2.560	2,093,905
17,263,696	BHG Securitization Trust 2022-A1	02/20/35	1.710	16,705,862
13,597,567	BHG Securitization Trust 2023-A1	04/17/36	5.550	13,388,664
8,690,000	BHG Securitization Trust 2023-B1,3	12/17/36	6.920	8,688,844
12,410,000	BlackRock Elbert CLO V LLC 5A (3-Month CME Term SOFR + 1.850%)[1,2]	06/15/34	7.104	12,262,878
4,474,340	Business Jet Securities LLC 2020-1A1	11/15/35	2.981	4,218,989
8,795,977	Business Jet Securities LLC 2022-1A1	06/15/37	4.455	8,200,934
44,170,000	California Street CLO IX LP 2012-9A (3-Month CME Term SOFR + 1.362%)[1,2]	07/16/32	6.755	43,559,509
29,280,000	Carlyle US CLO, Ltd. 2019-2A (3-Month CME Term SOFR + 1.382%)[1,2]	07/15/32	6.775	29,078,466
20,444,306	CARS-DB4 LP 2020-1A1	02/15/50	3.190	19,366,298
10,320,483	CARS-DB7 LP 2023-1A1	09/15/53	5.750	10,110,485
22,918,037	CF Hippolyta Issuer LLC 2020-1[1]	07/15/60	1.690	20,785,883
6,122,819	CFMT LLC 2021-HB51,2,[4]	02/25/31	0.801	6,062,083
4,222,530	Chesapeake Funding II LLC 2020-1A1	08/15/32	0.870	4,182,066
12,844,440	Chesapeake Funding II LLC 2023-1A1	05/15/35	5.650	12,747,786
9,391,816	Chesapeake Funding II LLC 2023-2A1	10/15/35	6.160	9,372,194
25,000,000	Churchill MMSLF CLO-I LP 2021-2A (3-Month SOFR + 1.450%)[1,2]	10/01/32	7.126	24,712,727
6,470,000	Credit Acceptance Auto Loan Trust 2023-1A1	07/15/33	7.710	6,431,460
11,645,000	Daimler Trucks Retail Trust 2023-1	03/15/27	5.900	11,634,762
12,445,000	Deerpath Capital CLO, Ltd. 2022-1A (3-Month CME Term SOFR + 1.950%)[1,2]	07/15/33	7.344	12,314,632
657,800	Dell Equipment Finance Trust 2022-1[1]	08/23/27	2.110	656,708

The accompanying notes are an integral part of these financial statements.

10

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$6,749,009	Donlen Fleet Lease Funding 2 LLC 2021-2[1]	12/11/34	0.560%	$6,622,899
17,180,000	Dryden 93 CLO, Ltd. 2021-93A (3-Month CME Term SOFR + 1.342%)[1,2]	01/15/34	6.735	17,003,467
4,274,836	ECAF I, Ltd. 2015-1A1	06/15/40	3.473	2,586,481
11,586,815	Elm Trust 2020-3A1	08/20/29	2.954	10,931,919
9,009,084	Enterprise Fleet Financing LLC 2022-1[1]	01/20/28	3.030	8,788,654
11,745,610	Enterprise Fleet Financing LLC 2022-4[1]	10/22/29	5.760	11,678,817
10,445,000	Enterprise Fleet Financing LLC 2023-3[1]	03/20/30	6.400	10,455,246
2,766,533	Exeter Automobile Receivables Trust 2022-6A	11/17/25	5.730	2,765,285
1,931,213	FCI Funding LLC 2021-1A1	04/15/33	1.130	1,886,287
17,052,556	Finance of America HECM Buyout 2022-HB1[1,2,4]	02/25/32	2.695	16,009,557
50,300,000	Flexential Issuer 2021-1A1	11/27/51	3.250	43,541,717
10,264,244	FNA LLC 2019-1[1,2,4,5]	12/10/31	3.000	9,289,141
10,940,000	Ford Credit Floorplan Master Owner Trust A 2023-1[1]	05/15/28	4.920	10,706,724
18,850,007	Global SC Finance VII Srl 2020-1A1	10/17/40	2.170	16,824,794
19,422,711	Global SC Finance VII Srl 2020-2A1	11/19/40	2.260	17,274,252
50,750,000	Golub Capital Partners ABS Funding, Ltd. 2021-2A1	10/19/29	2.944	45,230,105
8,300,000	HPEFS Equipment Trust 2023-2A1	01/21/31	6.040	8,293,850
19,476,699	HTS Fund I LLC 2021-1[1]	08/25/36	1.411	16,810,725
11,917,432	LCM XXIV, Ltd. 24A (3-Month CME Term SOFR + 1.242%)[1,2]	03/20/30	6.657	11,797,832
38,308,100	Madison Park Funding XXV, Ltd. 2017-25A (3-Month CME Term SOFR + 1.232%)[1,2]	04/25/29	6.610	38,110,603
13,105,864	Mariner Finance Issuance Trust 2020-AA1	08/21/34	2.190	12,740,389
14,800,000	Mariner Finance Issuance Trust 2023-AA1	10/22/35	6.700	14,780,058
7,880,846	MCF CLO IX, Ltd. 2019-1A (3-Month CME Term SOFR + 1.500%)[1,2]	07/17/31	6.903	7,789,640
41,880,000	Monroe Capital Income Plus ABS Funding LLC 2022-1A1	04/30/32	4.050	37,874,400
12,410,000	Monroe Capital Mml CLO X, Ltd. 2020-1A (3-Month CME Term SOFR + 1.870%)[1,2]	05/20/34	7.250	12,179,783
47,600,000	Neuberger Berman Loan Advisers CLO 34, Ltd. 2019-34A (3-Month CME Term SOFR + 1.240%)[1,2]	01/20/35	6.656	47,188,227
17,690,000	NextGear Floorplan Master Owner Trust 2022-1A1	03/15/27	2.800	16,883,897
6,235,000	Nissan Auto Receivables 2023-B Owner Trust	03/15/28	5.930	6,215,815
17,257,243	NMEF Funding LLC 2022-A1	10/16/28	2.580	16,933,538
15,695,000	NMEF Funding LLC 2023-A1	06/17/30	6.570	15,682,150
30,000,000	Northwoods Capital XVIII, Ltd. 2019-18A (3-Month CME Term SOFR + 1.362%)[1,2]	05/20/32	6.741	29,711,334
The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$32,920,000	Octagon Investment Partners 20-R, Ltd. 2019-4A (3-Month CME Term SOFR + 1.412%)[1,2]	05/12/31	6.781%	$32,738,710
21,250,000	OnDeck Asset Securitization Trust III LLC 2021-1A1	05/17/27	1.590	20,512,364
14,337,000	OnDeck Asset Securitization Trust IV LLC 2023-1A1	08/19/30	7.000	14,172,284
14,640,000	OneMain Financial Issuance Trust 2022-3A1	05/15/34	5.940	14,503,555
13,350,000	OneMain Financial Issuance Trust 2022-S1[1]	05/14/35	4.130	12,714,747
16,380,000	OneMain Financial Issuance Trust 2023-2A1	09/15/36	5.840	16,059,211
6,873,499	Oportun Funding XIII LLC 2019-A1	08/08/25	3.080	6,820,569
56,210,000	Oportun Issuance Trust 2021-C1	10/08/31	2.180	50,809,124
25,000,000	Oportun Issuance Trust 2022-A1	06/09/31	5.050	24,310,655
5,977,792	OSCAR US Funding XIV LLC 2022-1A1	03/10/25	1.600	5,946,604
25,930,000	Oxford Finance Funding LLC 2022-1A1	02/15/30	3.602	24,491,689
36,132,365	Palmer Square Loan Funding, Ltd. 2022-1A (3-Month CME Term SOFR + 1.050%)[1,2]	04/15/30	6.444	35,816,608
19,180,482	Parliament CLO II, Ltd. 2021-2A (3-Month CME Term SOFR + 1.612%)[1,2]	08/20/32	6.991	19,134,378
47,670,000	PFS Financing Corp. 2022-A1	02/15/27	2.470	45,507,508
19,980,000	PFS Financing Corp. 2022-C1	05/15/27	3.890	19,303,877
9,810,000	PFS Financing Corp. 2023-A1	03/15/28	5.800	9,777,440
16,532,318	Regional Management Issuance Trust 2020-1[1]	10/15/30	2.340	16,088,050
16,470,000	Republic Finance Issuance Trust 2020-A1	11/20/30	2.470	16,099,865
56,030,000	Republic Finance Issuance Trust 2021-A1	12/22/31	2.300	52,007,410
23,320,000	Retained Vantage Data Centers Issuer LLC 2023-1A1	09/15/48	5.000	21,039,630
10,277,387	RMF Buyout Issuance Trust 2021-HB1[1,2,4]	11/25/31	1.259	9,834,229
7,888,040	Santander Drive Auto Receivables Trust 2023-2	03/16/26	5.870	7,871,515
18,105,000	Santander Drive Auto Receivables Trust 2023-5	07/15/27	6.310	18,101,991
34,490,000	Santander Revolving Auto Loan Trust 2019-A1	01/26/32	2.510	33,036,681
1,100,527	SCF Equipment Leasing LLC 2022-1A1	02/22/28	2.060	1,097,952
8,157,678	Shenton Aircraft Investment I, Ltd. 2015-1A1	10/15/42	4.750	6,871,702
22,755,000	Southwick Park CLO LLC 2019-4A (3-Month CME Term SOFR + 1.322%)[1,2]	07/20/32	6.737	22,548,724
19,151,595	Stack Infrastructure Issuer LLC 2019-1A1	02/25/44	4.540	18,999,275
19,160,000	Stack Infrastructure Issuer LLC 2020-1A1	08/25/45	1.893	17,421,860
12,360,729	SWC Funding LLC 2018-1A1	08/15/33	4.750	12,254,341
50,790,000	Symphony CLO XXI, Ltd. 2019-21A (3-Month CME Term SOFR + 1.322%)[1,2]	07/15/32	6.715	50,436,004
12,760,000	Synchrony Card Funding LLC 2022-A1	04/15/28	3.370	12,294,592
13,310,000	TierPoint Issuer LLC 2023-1A1	06/25/53	6.000	12,684,578
12,920,000	Vantage Data Centers Issuer LLC 2023-1A1	03/16/48	6.316	12,425,846
3,831,956	Veros Auto Receivables Trust 2022-1[1]	12/15/25	3.470	3,796,470

The accompanying notes are an integral part of these financial statements.

12

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$10,652,044	VFI ABS LLC 2022-1A1	03/24/28	2.230%	$10,407,736
9,635,000	VFI ABS LLC 2023-1A1	03/26/29	7.270	9,631,975
22,518,719	Wheels Fleet Lease Funding 1 LLC 2022-1A1	10/18/36	2.470	22,049,532
18,550,000	Wheels Fleet Lease Funding 1 LLC 2023-1A1	04/18/38	5.800	18,427,698
12,000,000	Wheels Fleet Lease Funding 1 LLC 2023-2A1	08/18/38	6.460	11,962,332
11,295,000	World Financial Network Credit Card Master Trust 2023-A	03/15/30	5.020	11,080,748
	Total Asset Backed Securities (Cost $1,752,995,468)			1,686,260,819
	COMMERCIAL MORTGAGE BACKED SECURITIES (6.1%)
26,807,000	BB-UBS Trust 2012-TFT[1,2,4]	06/05/30	3.678	20,425,918
9,350,000	BLP Commercial Mortgage Trust 2023-IND (1-Month CME Term SOFR + 1.692%)[1,2]	03/15/40	7.027	9,234,095
20,300,000	BPR Trust 2022-OANA (1-Month CME Term SOFR + 1.898%)[1,2]	04/15/37	7.233	19,842,310
9,630,020	BX Commercial Mortgage Trust 2019-XL (1-Month CME Term SOFR + 1.034%)[1,2]	10/15/36	6.369	9,575,396
18,100,000	BX Commercial Mortgage Trust 2022-CSMO (1-Month CME Term SOFR + 2.115%)[1,2]	06/15/27	7.449	18,065,988
44,618,626	BX Commercial Mortgage Trust 2022-LP2 (1-Month CME Term SOFR + 1.013%)[1,2]	02/15/39	6.347	43,305,080
26,911,295	BXMT, Ltd. 2020-FL2 (1-Month CME Term SOFR + 1.014%)[1,2]	02/15/38	6.350	25,700,286
17,295,438	BXMT, Ltd. 2020-FL3 (1-Month CME Term SOFR + 1.514%)[1,2]	11/15/37	6.850	16,520,735
17,250,000	BXMT, Ltd. 2021-FL4 (1-Month CME Term SOFR + 1.164%)[1,2]	05/15/38	6.500	16,128,750
31,329,000	CG-CCRE Commercial Mortgage Trust 2014-FL2 (1-Month CME Term SOFR + 3.014%)[1,2]	11/15/31	8.349	25,854,928
11,715,000	Commercial Mortgage Pass Through Certificate[1]	07/12/28	7.121	11,456,270
18,200,276	HPLY Trust 2019-HIT (1-Month CME Term SOFR + 1.114%)[1,2]	11/15/36	6.451	18,019,906
23,600,000	Life Mortgage Trust 2022-BMR2 (1-Month CME Term SOFR + 1.295%)[1,2]	05/15/39	6.630	23,085,119
17,953,835	Med Trust 2021-MDLN (1-Month CME Term SOFR + 1.064%)[1,2]	11/15/38	6.398	17,425,177
31,078,720	MHC Commercial Mortgage Trust 2021-MHC (1-Month CME Term SOFR + 0.915%)[1,2]	04/15/38	6.249	30,592,093
16,040,000	MTN Commercial Mortgage Trust 2022-LPFL (1-Month CME Term SOFR + 1.397%)[1,2]	03/15/39	6.737	15,679,061

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$18,788,109	Ready Capital Mortgage Financing 2022-FL8 LLC (30-Day SOFR + 1.650%)[1,2]	01/25/37	6.971%	$18,528,833
46,350,000	SPGN 2022-TFLM Mortgage Trust (1-Month CME Term SOFR + 1.550%)[1,2]	02/15/39	6.885	44,181,279
8,936,219	STWD, Ltd. 2019-FL1 (1-Month CME Term SOFR + 1.194%)[1,2]	07/15/38	6.529	8,802,821
24,300,000	Taubman Centers Commercial Mortgage Trust 2022-DPM (1-Month CME Term SOFR + 2.186%)[1,2]	05/15/37	7.521	23,927,901
20,000,000	WMRK Commercial Mortgage Trust 2022-WMRK (1-Month CME Term SOFR + 2.789%)[1,2]	11/15/27	8.124	19,974,854
	Total Commercial Mortgage Backed Securities (Cost $457,546,411)			436,326,800

	CORPORATE BONDS (49.2%)
	ADVERTISING (0.0%)
1,000,000	Omnicom Group, Inc.	06/01/30	4.200	880,765

	AEROSPACE/DEFENSE (0.0%)
1,000,000	HEICO Corp.	08/01/28	5.250	964,637

	AGRICULTURE (0.0%)
1,000,000	Cargill, Inc.[1]	02/02/31	1.700	755,569

	APPAREL (0.0%)
1,000,000	VF Corp.	04/23/25	2.400	941,621

	AUTO MANUFACTURERS (1.4%)
16,000,000	Daimler Truck Finance North America LLC[1]	01/17/25	5.200	15,858,472
1,000,000	General Motors Financial Co., Inc.	02/26/25	2.900	954,791
23,920,000	General Motors Financial Co., Inc.	04/06/26	5.400	23,409,379
9,175,000	Hyundai Capital America[1]	11/03/25	6.250	9,173,657
11,055,000	Hyundai Capital America[1]	03/30/26	5.500	10,874,394
13,795,000	Hyundai Capital America[1]	06/26/26	5.650	13,615,061
25,455,000	Mercedes-Benz Finance North America LLC[1]	03/30/26	4.800	24,935,279
				98,821,033
	BANKS (14.9%)
1,000,000	Bank of America Corp. (SOFR + 1.750%)[2]	07/22/26	4.827	974,463
30,000,000	Bank of America Corp. (SOFR + 1.340%)[2]	09/15/27	5.933	29,693,552
51,125,000	Bank of Montreal	01/10/25	1.500	48,478,888
1,000,000	Bank of New York Mellon Corp. (SOFR + 1.802%)[2]	10/25/28	5.802	987,104
34,710,000	Bank of New Zealand[1]	02/20/24	3.500	34,445,599
19,870,000	Bank of New Zealand[1]	02/07/28	4.846	19,000,420
58,070,000	Bank of Nova Scotia	03/11/24	2.440	57,347,358

The accompanying notes are an integral part of these financial statements.

14

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$32,500,000	Bank of Nova Scotia (SOFR + 0.380%)[2]	07/31/24	5.736%	$32,508,626
15,015,000	Bank of Nova Scotia	01/10/25	1.450	14,232,008
16,915,000	Canadian Imperial Bank of Commerce	10/02/26	5.926	16,881,793
19,725,000	Canadian Imperial Bank of Commerce	04/28/28	5.001	18,779,697
1,000,000	Citigroup, Inc. (SOFR + 1.528%)[2]	03/17/26	3.290	957,636
33,540,000	Commonwealth Bank of Australia (SOFR + 0.400%)[1,2]	07/07/25	5.744	33,432,834
65,000,000	DNB Bank ASA (1-Year CMT Index + 0.330%)[1,2]	09/30/25	0.856	61,832,911
38,570,000	Fifth Third Bancorp	01/25/24	3.650	38,294,497
1,000,000	Fifth Third Bank NA	02/01/27	2.250	871,471
20,810,000	Goldman Sachs Group, Inc.	12/06/23	1.217	20,719,118
1,000,000	Goldman Sachs Group, Inc. (SOFR + 1.114%)[2]	02/24/28	2.640	885,848
33,350,000	HSBC Holdings, Plc. (SOFR + 1.929%)[2]	06/04/26	2.099	31,075,877
5,780,000	HSBC Holdings, Plc. (SOFR + 3.030%)[2]	11/03/26	7.336	5,879,757
25,640,000	HSBC Holdings, Plc. (SOFR + 1.570%)[2]	08/14/27	5.887	25,189,301
1,000,000	HSBC USA, Inc.	03/17/25	5.625	993,496
18,414,000	Huntington Bancshares, Inc. (SOFR + 1.970%)[2]	08/04/28	4.443	16,818,627
24,145,000	Huntington National Bank (SOFR + 1.215%)[2]	11/18/25	5.699	23,442,786
1,000,000	Huntington National Bank (SOFR + 1.650%)[2]	05/17/28	4.552	919,119
33,270,000	JPMorgan Chase & Co. (3-Month CME Term SOFR + 1.585%)[2]	03/13/26	2.005	31,395,455
1,000,000	JPMorgan Chase & Co. (SOFR + 1.850%)[2]	04/22/26	2.083	939,825
18,760,000	KeyBank NA	11/15/27	5.850	17,373,722
33,923,000	Lloyds Banking Group, Plc.	03/12/24	3.900	33,643,279
24,865,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 1.600%)[2]	03/18/26	3.511	23,836,803
17,755,000	Lloyds Banking Group, Plc. (1-Year CMT Index + 1.800%)[2]	03/18/28	3.750	16,181,863
39,660,000	Mitsubishi UFJ Financial Group, Inc.	07/17/25	1.412	36,646,721
42,665,000	Morgan Stanley (SOFR + 1.770%)[2]	10/16/26	6.138	42,546,084
1,000,000	Morgan Stanley[2,4]	07/22/28	3.591	906,912
1,000,000	Northern Trust Corp.	11/02/32	6.125	963,927
15,190,000	PNC Financial Services Group, Inc. (SOFR + 1.322%)[2]	06/12/26	5.812	14,988,578
25,345,000	PNC Financial Services Group, Inc. (SOFR + 1.730%)[2]	10/20/27	6.615	25,407,983
1,000,000	PNC Financial Services Group, Inc. (SOFR + 1.841%)[2]	06/12/29	5.582	957,458
1,000,000	Regions Financial Corp.	05/18/25	2.250	918,208
24,915,000	Royal Bank of Canada	08/03/27	4.240	23,399,418
16,070,000	Santander Holdings USA, Inc.	06/07/24	3.500	15,750,043
1,000,000	Santander Holdings USA, Inc.	06/02/25	3.450	946,088

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$26,360,000	Skandinaviska Enskilda Banken AB1	09/09/24	0.650%	$25,178,281
10,085,000	State Street Corp. (SOFR + 1.353%)[2]	11/04/26	5.751	10,027,898
1,330,000	State Street Corp.	03/03/31	2.200	995,191
14,435,000	Truist Financial Corp. (SOFR + 1.626%)[2]	10/28/26	5.900	14,190,525
1,000,000	Truist Financial Corp. (SOFR + 1.435%)[2]	01/26/29	4.873	923,031
53,570,000	UBS Group AG (1-Year CMT Index + 1.550%)[1,2]	01/12/27	5.711	52,697,810
42,990,000	US Bancorp (5-Year CMT Index + 2.541%)[2,6]		3.700	30,180,489
22,750,000	US Bancorp (SOFR + 1.430%)[2]	10/21/26	5.727	22,423,614
1,000,000	US Bancorp (SOFR + 2.020%)[2]	06/12/29	5.775	961,561
19,370,000	Wells Fargo & Co. (SOFR + 2.000%)[2]	04/30/26	2.188	18,221,341
7,920,000	Wells Fargo & Co. (SOFR + 1.560%)[2]	08/15/26	4.540	7,675,285
1,000,000	Wells Fargo & Co. (3-Month CME Term SOFR + 4.032%)[2]	04/04/31	4.478	888,514
26,655,000	Westpac Banking Corp.	11/18/27	5.457	26,453,993
30,895,000	Westpac New Zealand, Ltd.[1]	02/15/28	4.902	29,571,441
				1,061,834,127
	BEVERAGES (0.3%)
8,175,000	Constellation Brands, Inc.	05/09/24	3.600	8,068,556
15,335,000	Diageo Capital, Plc.	10/24/25	5.200	15,263,981
				23,332,537
	BIOTECHNOLOGY (0.0%)
1,000,000	Illumina, Inc.	12/13/27	5.750	977,095

	CHEMICALS (0.0%)
1,000,000	Albemarle Corp.	06/01/27	4.650	944,351
1,000,000	International Flavors & Fragrances, Inc.[1]	10/01/25	1.230	901,540
				1,845,891
	COMPUTERS (0.0%)
600,000	Genpact Luxembourg S.a.r.l.	12/01/24	3.375	578,559

	COSMETICS/PERSONAL CARE (0.0%)
1,000,000	Estee Lauder Cos, Inc.	04/15/30	2.600	824,243
800,000	Kenvue, Inc.	03/22/25	5.500	798,700
				1,622,943
	DIVERSIFIED FINANCIAL SERVICES (4.4%)
47,945,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	02/15/24	3.150	47,474,770
21,450,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	10/29/24	1.750	20,481,164
1,000,000	Air Lease Corp.	02/01/25	2.300	949,292
1,000,000	American Express Co. (SOFR + 0.999%)[2]	05/01/26	4.990	980,815

The accompanying notes are an integral part of these financial statements.

16

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL SERVICES (continued)
$34,045,000	Aviation Capital Group LLC[1]	12/15/24	5.500%	$33,501,668
33,535,000	Avolon Holdings Funding, Ltd.[1]	01/15/26	5.500	32,289,167
37,385,000	Bread Financial Holdings, Inc.[1]	12/15/24	4.750	36,157,030
45,285,000	Capital One Financial Corp. (SOFR + 0.690%)[2]	12/06/24	1.343	44,829,417
10,000,000	Capital One Financial Corp. (SOFR + 2.440%)[2]	10/29/27	7.149	10,001,489
1,000,000	Capital One Financial Corp. (SOFR + 2.057%)[2]	05/10/28	4.927	925,103
14,430,000	Credit Acceptance Corp.[1]	12/31/24	5.125	13,951,000
2,785,000	Credit Acceptance Corp.	03/15/26	6.625	2,644,361
48,895,000	Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance[1]	02/15/26	3.875	43,137,575
25,095,000	Strategic Credit Opportunities Partners LLC	04/01/26	4.250	22,729,470
1,000,000	Western Union Co.	01/10/25	2.850	959,232
				311,011,553
	ELECTRIC (3.6%)
74,190,000	Alexander Funding Trust[1]	11/15/23	1.841	74,043,112
1,000,000	Appalachian Power Co.	04/01/31	2.700	787,422
1,000,000	Atlantic City Electric Co.	03/15/31	2.300	774,498
1,000,000	Avangrid, Inc.	04/15/25	3.200	957,048
1,000,000	Black Hills Corp.	06/15/30	2.500	782,215
16,025,000	Constellation Energy Generation LLC	06/01/25	3.250	15,334,617
1,000,000	Duke Energy Ohio, Inc.	06/01/30	2.125	781,545
44,131,324	Duke Energy Progress NC Storm Funding LLC	07/01/30	1.295	39,655,418
61,690,000	Edison International (5-Year CMT Index + 4.698%)[2,6]		5.375	55,284,838
1,000,000	Edison International	11/15/29	6.950	1,016,630
1,000,000	Entergy Louisiana LLC	12/15/30	1.600	736,113
1,000,000	Evergy Missouri West, Inc.[1]	12/15/27	5.150	966,666
1,000,000	Fells Point Funding Trust[1]	01/31/27	3.046	902,251
1,000,000	Narragansett Electric Co.[1]	04/09/30	3.395	852,387
1,000,000	National Rural Utilities Cooperative Finance Corp.	03/15/30	2.400	805,037
1,000,000	NextEra Energy Capital Holdings, Inc.	06/20/25	4.450	975,025
1,000,000	NRG Energy, Inc.[1]	12/02/25	2.000	909,394
1,000,000	Oklahoma Gas & Electric Co.	04/01/30	3.250	844,328
1,000,000	Pacific Gas & Electric Co.	07/01/25	3.450	948,112
1,000,000	PacifiCorp	09/15/30	2.700	799,736
1,000,000	Pennsylvania Electric Co.[1]	03/30/26	5.150	977,815
18,615,000	Public Service Enterprise Group, Inc.	10/15/28	5.875	18,421,827
1,000,000	Tampa Electric Co.	03/15/31	2.400	774,062
1,000,000	Vistra Operations Co. LLC[1]	05/13/25	5.125	977,144
36,892,000	Vistra Operations Co. LLC[1]	09/01/26	5.500	35,098,038
				254,405,278
The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	FOOD (0.2%)
$15,535,000	General Mills, Inc.	10/17/28	5.500%	$15,253,571
1,000,000	Mars, Inc.[1]	04/20/28	4.550	960,945
				16,214,516
	GAS (0.0%)
1,000,000	Brooklyn Union Gas Co.[1]	08/05/27	4.632	939,996
265,000	East Ohio Gas Co.[1]	06/15/25	1.300	246,030
1,000,000	Southern California Gas Co.	02/01/30	2.550	813,768
				1,999,794
	HAND/MACHINE TOOLS (0.0%)
1,000,000	Regal Rexnord Corp.[1]	02/15/26	6.050	983,605

	HEALTHCARE – PRODUCTS (0.3%)
1,210,000	Dentsply Sirona, Inc.	06/01/30	3.250	984,941
22,215,000	Medtronic Global Holdings SCA	03/30/28	4.250	21,161,477
				22,146,418
	HEALTHCARE – SERVICES (0.9%)
1,000,000	Adventist Health System	03/01/29	2.952	853,338
1,000,000	CommonSpirit Health	10/01/25	1.547	915,952
1,000,000	Providence St Joseph Health Obligated Group	10/01/29	2.532	821,318
1,000,000	Roche Holdings, Inc.[1]	03/10/27	2.314	903,461
60,630,000	Sutter Health	08/15/25	1.321	55,641,451
				59,135,520
	HOME BUILDERS (0.0%)
1,000,000	DR Horton, Inc.	10/15/25	2.600	937,849
1,000,000	NVR, Inc.	05/15/30	3.000	820,749
				1,758,598
	INSURANCE (10.2%)
26,415,000	American Coastal Insurance Corp.	12/15/27	7.250	21,528,225
16,760,000	Athene Global Funding[1]	01/08/24	0.950	16,586,517
18,000,000	Athene Global Funding[1]	01/14/25	2.500	17,099,726
14,345,000	Athene Global Funding[1]	06/29/25	2.550	13,355,045
1,000,000	Athene Global Funding[1]	10/02/26	1.730	868,944
1,000,000	Brighthouse Financial Global Funding[1]	05/24/26	1.550	885,455
1,000,000	CNO Global Funding[1]	01/06/25	1.650	939,740
1,000,000	Corebridge Global Funding[1]	07/02/26	5.750	986,136
14,025,000	Corebridge Global Funding[1]	09/19/28	5.900	13,852,532
26,595,000	Equitable Financial Life Global Funding[1]	11/12/24	1.100	25,272,476
59,274,000	F&G Global Funding[1]	09/20/24	0.900	56,219,073
1,000,000	F&G Global Funding[1]	06/30/26	1.750	878,932
64,675,000	GA Global Funding Trust[1]	12/08/23	1.250	64,291,586
50,000,000	GA Global Funding Trust (SOFR + 0.500%)[1,2]	09/13/24	5.844	49,423,867
1,000,000	GA Global Funding Trust[1]	01/06/27	2.250	872,621

The accompanying notes are an integral part of these financial statements.

18

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INSURANCE (continued)
$1,000,000	Guardian Life Global Funding[1]	12/10/25	0.875%	$900,194
1,000,000	Jackson National Life Global Funding[1]	01/12/25	1.750	941,813
980,000	MassMutual Global Funding II1	10/09/30	1.550	731,392
44,790,000	Met Tower Global Funding[1]	09/14/26	1.250	39,445,795
1,000,000	Metropolitan Life Global Funding I1	06/30/27	4.400	945,488
73,445,000	New York Life Global Funding[1]	01/14/25	1.450	69,777,312
74,165,000	Northwestern Mutual Global Funding[1]	03/25/24	0.600	72,682,067
19,330,000	Pacific Life Global Funding II1	06/24/25	1.200	17,918,969
37,490,000	Pacific Life Global Funding II1	04/04/28	4.900	35,707,874
37,180,000	Pricoa Global Funding I1	12/06/24	1.150	35,255,272
47,175,000	Principal Life Global Funding II1	01/10/25	1.375	44,701,108
1,000,000	Principal Life Global Funding II1	06/28/28	5.500	968,549
29,855,000	Protective Life Global Funding[1]	07/05/24	0.781	28,807,378
42,465,000	Protective Life Global Funding[1]	01/13/25	1.646	40,349,629
1,000,000	Protective Life Global Funding[1]	04/14/26	5.209	975,662
1,180,000	RGA Global Funding[1]	01/18/29	2.700	990,602
37,290,000	SiriusPoint, Ltd.[1]	11/01/26	4.600	32,628,750
4,205,000	Universal Insurance Holdings, Inc.	11/30/26	5.625	3,696,675
11,950,000	Vitality Re XIII, Ltd. (3-Month U.S. Treasury Bill + 2.000%)[1,2]	01/06/26	7.445	11,724,145
				722,209,549
	INVESTMENT COMPANIES (6.9%)
41,185,000	BlackRock TCP Capital Corp.	08/23/24	3.900	40,059,654
46,600,000	Blackstone Private Credit Fund	09/15/24	1.750	44,572,313
31,840,000	Blackstone Private Credit Fund	11/22/24	2.350	30,293,730
9,654,000	Blackstone Secured Lending Fund	01/15/26	3.625	8,917,892
31,201,000	Blue Owl Capital Corp.	04/15/24	5.250	30,955,439
10,000,000	Blue Owl Capital Corp.	03/30/25	4.000	9,512,552
27,070,000	Blue Owl Capital Corp. II1	11/26/24	4.625	26,219,754
18,000,000	Blue Owl Credit Income Corp.	09/23/26	3.125	15,796,167
20,015,000	Blue Owl Technology Finance Corp.[1]	12/15/25	4.750	18,542,952
18,375,000	Franklin BSP Lending Corp.[1]	12/15/24	4.850	17,683,628
26,475,000	Franklin BSP Lending Corp.	03/30/26	3.250	23,686,644
28,550,000	FS KKR Capital Corp.	07/15/24	4.625	28,070,545
18,859,000	FS KKR Capital Corp.	02/01/25	4.125	18,171,832
42,821,000	FS KKR Capital Corp.[1]	02/14/25	4.250	41,095,340
39,855,000	Golub Capital BDC, Inc.	04/15/24	3.375	39,229,507
49,650,000	Main Street Capital Corp.	05/01/24	5.200	49,126,259
33,980,000	Main Street Capital Corp.	07/14/26	3.000	30,074,728
17,345,000	PennantPark Investment Corp.	11/01/26	4.000	15,294,729
				487,303,665

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	IRON/STEEL (0.0%)
$1,000,000	Nucor Corp.	05/23/25	3.950%	$968,980

	MACHINERY – CONSTRUCTION & MINING (0.0%)
1,000,000	Komatsu Finance America, Inc.[1]	10/06/27	5.499	990,266

	MACHINERY – DIVERSIFIED (0.2%)
1,000,000	CNH Industrial Capital LLC	05/23/25	3.950	969,047
10,920,000	CNH Industrial Capital LLC	01/12/29	5.500	10,584,651
1,000,000	John Deere Capital Corp.	03/08/27	2.350	903,744
				12,457,442
	MISCELLANEOUS MANUFACTURERS (0.0%)
1,000,000	3M Co.	04/15/25	2.650	952,771

	OIL & GAS (0.4%)
20,480,000	Pioneer Natural Resources Co.	03/29/26	5.100	20,254,113
10,072,000	Woodside Finance, Ltd.[1]	09/15/26	3.700	9,423,012
				29,677,125
	PACKAGING & CONTAINERS (0.0%)
1,000,000	Amcor Flexibles North America, Inc.	05/17/25	4.000	968,226
1,000,000	Sonoco Products Co.	02/01/25	1.800	946,453
				1,914,679
	PHARMACEUTICALS (0.5%)
22,745,000	CVS Health Corp.	02/20/26	5.000	22,313,318
12,815,000	McKesson Corp.	02/15/26	5.250	12,670,644
1,000,000	Pfizer Investment Enterprises Pte, Ltd.	05/19/28	4.450	955,812
				35,939,774
	PIPELINES (0.7%)
16,986,000	EnLink Midstream Partners LP	06/01/25	4.150	16,337,390
31,985,000	Northriver Midstream Finance LP1	02/15/26	5.625	30,225,825
				46,563,215
	REAL ESTATE INVESTMENT TRUSTS (1.7%)
1,000,000	Agree LP	06/15/28	2.000	819,998
9,290,000	American Tower Trust #1[1]	03/15/28	5.490	9,121,967
1,000,000	Boston Properties LP	02/01/26	3.650	930,903
1,000,000	Digital Realty Trust LP	01/15/28	5.550	969,440
25,360,000	EF Holdco/EF Cayman Hold/Ellington Finance REIT Cayman/TRS/EF Cayman Non-MTM[1]	04/01/27	5.875	22,950,061
1,000,000	Federal Realty OP LP	05/01/28	5.375	963,903
23,540,000	HAT Holdings I LLC/HAT Holdings II LLC[1]	06/15/26	3.375	20,720,339
1,195,000	Kimco Realty OP LLC	03/01/28	1.900	992,873
14,480,000	Realty Income Corp.	01/13/26	5.050	14,220,689

The accompanying notes are an integral part of these financial statements.

20

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	REAL ESTATE INVESTMENT TRUSTS (continued)
$29,500,000	Rexford Industrial Realty LP	06/15/28	5.000%	$27,879,132
19,215,000	Scentre Group Trust 1/Scentre Group Trust 2[1]	01/28/26	3.625	18,239,328
1,195,000	Spirit Realty LP	03/15/28	2.100	996,053
1,000,000	Ventas Realty LP	11/15/30	4.750	894,212
1,000,000	VICI Properties LP/VICI Note Co., Inc.[1]	02/15/25	3.500	953,773
				120,652,671
	RETAIL (1.3%)
10,900,000	AutoZone, Inc.	11/01/28	6.250	11,009,848
11,000,000	Nordstrom, Inc.	04/08/24	2.300	10,738,750
72,275,000	Walgreens Boots Alliance, Inc.	11/17/23	0.950	72,107,889
				93,856,487
	SEMICONDUCTORS (0.8%)
33,545,000	ams-OSRAM AG1	07/31/25	7.000	32,922,084
25,270,000	Intel Corp.	02/10/28	4.875	24,599,517
				57,521,601
	TOYS/GAMES/HOBBIES (0.0%)
1,000,000	Hasbro, Inc.	11/19/24	3.000	967,972

	TRUCKING & LEASING (0.5%)
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp.[1]	07/15/25	4.000	962,167
31,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp.[1]	05/01/28	5.550	29,849,720
				30,811,887
	Total Corporate Bonds (Cost $3,659,163,029)			3,502,998,143

	LOAN PARTICIPATIONS AND ASSIGNMENTS (12.6%)
32,476,500	AAdvantage Loyality IP, Ltd. (3-Month CME Term SOFR + 4.750%)[2]	04/20/28	10.427	32,882,456
21,485,938	Allen Media LLC (3-Month CME Term SOFR + 5.500%)[2]	02/10/27	11.040	18,934,483
20,624,524	Allspring Buyer LLC (3-Month CME Term SOFR + 3.250%)[2]	11/01/28	8.949	20,067,043
6,637,950	Allspring Buyer LLC (3-Month CME Term SOFR + 4.000%)[2]	11/01/28	9.438	6,463,704
46,335,713	Asplundh Tree Expert LLC (1-Month CME Term SOFR + 1.750%)[2]	09/07/27	7.174	46,357,490
4,597,552	Avantor Funding, Inc. Term B5 (1-Month CME Term SOFR + 2.250%)[2]	11/08/27	7.674	4,592,449
14,587,500	Avolon TLB Borrower 1 (US) LLC Term B5 (1-Month CME Term SOFR + 2.250%)[2]	12/01/27	7.689	14,571,745
20,723,556	Avolon TLB Borrower 1 (US) LLC Term B6 (1-Month CME Term SOFR + 2.500%)[2]	06/22/28	7.839	20,712,987

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$13,301,401	Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.) Term B5 (3-Month CME Term SOFR + 2.500%)[2]	12/20/29	7.890%	$13,306,455
10,225,723	BCP Renaissance Parent LLC Term B4 (3-Month CME Term SOFR + 3.500%)[2]	10/31/28	8.896	10,161,813
35,608,889	Buckeye Partners LP Term B1 (1-Month CME Term SOFR + 2.250%)[2]	11/01/26	7.666	35,560,817
35,787,080	Charter Communications Operating LLC Term B1 (1-Month CME Term SOFR + 1.750%)[2]	04/30/25	7.133	35,781,712
19,650,000	Clean Harbors, Inc. (1-Month CME Term SOFR + 2.000%)[2]	10/08/28	7.439	19,707,378
14,794,875	Delos Aircraft Designated Activity Co. (3-Month CME Term SOFR + 2.000%)[2]	10/31/27	7.402	14,785,702
21,409,800	Eastern Power LLC (1-Month CME Term SOFR + 3.750%)[2]	10/02/25	9.189	20,707,986
45,092,571	Elanco Animal Health, Inc. (1-Month CME Term SOFR + 1.750%)[2]	08/01/27	7.165	44,004,938
3,084,590	Icon Plc. (3-Month CME Term SOFR + 2.250%)[2]	07/03/28	7.902	3,085,299
12,380,421	Icon Plc. (3-Month CME Term SOFR + 2.250%)[2]	07/03/28	7.902	12,383,269
15,513,158	Iqvia, Inc. Term A2 (1-Month CME Term SOFR + 1.250%)[2]	06/16/27	6.674	15,067,155
6,309,540	Iqvia, Inc. Term B2 (3-Month CME Term SOFR + 1.750%)[2]	01/17/25	7.402	6,321,402
18,810,890	Iqvia, Inc. Term B3 (3-Month CME Term SOFR + 1.750%)[2]	06/11/25	7.402	18,829,701
31,224,234	Iridium Satellite LLC Term B3 (1-Month CME Term SOFR + 2.500%)[2]	09/20/30	7.824	31,160,849
32,635,295	Jazz Pharmaceuticals Plc. (1-Month CME Term SOFR + 3.500%)[2]	05/05/28	8.939	32,617,019
46,965,366	Lumen Technologies, Inc. Term A (1-Month CME Term SOFR + 2.000%)[2]	01/31/25	7.439	44,264,858
22,356,860	Lumen Technologies, Inc. Term B (1-Month CME Term SOFR + 2.250%)[2]	03/15/27	7.689	16,778,153
36,049,300	MPH Acquisition Holdings LLC (3-Month CME Term SOFR + 4.250%)[2]	09/01/28	9.916	33,385,617
50,000,000	NVA Holdings Parent LLC (1-Month CME Term SOFR + 1.750%)[2,5]	12/16/24	7.189	48,865,000
45,548,888	Organon & Co. (1-Month CME Term SOFR + 3.000%)[2]	06/02/28	8.450	45,400,854
15,000,000	Setanta Aircraft Leasing DAC (3-Month CME Term SOFR + 2.000%)[2]	11/05/28	7.652	14,983,650
36,000,000	SkyMiles IP, Ltd. (3-Month CME Term SOFR + 3.750%)[2]	10/20/27	9.166	36,832,680
The accompanying notes are an integral part of these financial statements.

22

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$10,442,921	SS&C Technologies Holdings, Inc. Term B3 (1-Month CME Term SOFR + 1.750%)[2]	04/16/25	7.189%	$10,433,835
9,139,414	SS&C Technologies Holdings, Inc. Term B4 (1-Month CME Term SOFR + 1.750%)[2]	04/16/25	7.189	9,131,463
7,546,753	SS&C Technologies Holdings, Inc. Term B5 (1-Month CME Term SOFR + 1.750%)[2]	04/16/25	7.189	7,540,187
17,225,359	UGI Energy Services LLC (1-Month CME Term SOFR + 3.250%)[2]	02/22/30	8.674	17,179,540
37,733,992	United AirLines, Inc. Term B (1-Month CME Term SOFR + 3.750%)[2]	04/21/28	9.189	37,592,490
30,444,294	Vistra Operations Co. LLC (fka Tex Operations Co. LLC) (1-Month CME Term SOFR + 1.750%)[2]	12/31/25	7.189	30,415,677
10,400,000	Vontier Corp. (1-Month CME Term SOFR + 1.125%)[2]	10/28/24	6.564	10,374,000
56,995,339	Wynn Resorts, Ltd. Term A (1-Month CME Term SOFR + 1.750%)[2]	09/20/24	7.174	55,855,433
	Total Loan Participations and Assignments (Cost $913,594,862)			897,097,289

	MUNICIPAL BONDS (1.7%)
31,000,000	Kentucky Public Energy Authority, Revenue Bonds (SOFR + 1.200%)[2]	08/01/52	4.758	29,695,222
10,710,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	10,916,382
83,975,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month CME Term SOFR + 0.863%)[2]	09/15/27	4.433	82,121,571
	Total Municipal Bonds (Cost $126,112,995)			122,733,175

	RESIDENTIAL MORTGAGE BACKED SECURITIES (0.3%)
8,055,326	Cascade Funding Mortgage Trust 2019-RM3[1,2,4]	06/25/69	2.800	7,808,738
653,982	Pepper Residential Securities Trust No. 23A (SOFR + 1.064%)[1,2]	08/18/60	6.384	653,839
328,485	Pepper Residential Securities Trust No. 24A (SOFR + 1.014%)[1,2]	11/18/60	6.334	328,384
2,893,692	RESIMAC Premier 2020-1A (1-Month CME Term SOFR + 1.164%)[1,2]	02/07/52	6.506	2,892,694
5,369,905	RESIMAC Premier 2021-1A (1-Month CME Term SOFR + 0.814%)[1,2]	07/10/52	6.150	5,355,173
6,474,737	RMF Proprietary Issuance Trust 2019-1[1,2,4]	10/25/63	2.750	5,474,857
	Total Residential Mortgage Backed Securities (Cost $23,727,401)			22,513,685

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (0.6%)
$40,500,000	Federal Home Loan Mortgage Corp.	11/12/25	0.600%	$36,948,097
13,344	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year RFUCCT + 1.788%)[2]	04/01/36	4.698	13,084
12,196	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (6-Month RFUCCT + 1.740%)[2]	12/01/36	4.865	11,927
10,071	Federal Home Loan Mortgage Corp. (FHLMC) Non Gold Guaranteed (1-Year RFUCCT + 1.745%)[2]	01/01/37	3.995	9,927
2,447,754	Federal National Mortgage Association (FNMA)	07/01/35	5.000	2,378,651
149,047	Federal National Mortgage Association (FNMA)	11/01/35	5.500	146,440
19,187	Federal National Mortgage Association (FNMA) (1-Year RFUCCT + 1.933%)[2]	07/01/36	6.183	19,726
31,137	Federal National Mortgage Association (FNMA) (1-Year RFUCCT + 1.721%)[2]	09/01/36	5.971	31,079
21,618	Federal National Mortgage Association (FNMA) (1-Year RFUCCT + 1.729%)[2]	01/01/37	4.074	21,413
143,526	Federal National Mortgage Association (FNMA)	08/01/37	5.500	140,986
1,734,351	Federal National Mortgage Association (FNMA)	08/01/37	5.500	1,703,425
699,482	Federal National Mortgage Association (FNMA)	06/01/40	6.500	719,348
3,575	Government National Mortgage Association (GNMA) (1-Year CMT Index + 1.500%)[2]	08/20/29	3.625	3,462
	Total U.S. Government Agency Obligations (Cost $45,995,299)			42,147,565

	U.S. TREASURY BILLS (5.8%)
66,650,000	U.S. Treasury Bill[7]	11/02/23	0.000	66,640,357
145,750,000	U.S. Treasury Bill[7]	11/07/23	0.000	145,621,613
152,000,000	U.S. Treasury Bill[7]	12/05/23	0.000	151,234,175
40,900,000	U.S. Treasury Bill[7]	12/12/23	0.000	40,653,197
5,250,000	U.S. Treasury Bill[7,8]	04/18/24	0.000	5,118,755
	Total U.S. Treasury Bills (Cost $409,270,752)			409,268,097
TOTAL INVESTMENTS (Cost $7,388,406,217)[9]	99.9%	$7,119,345,573
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%	8,146,660
NET ASSETS	100.0%	$7,127,492,233

____________

1   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2023 was $3,662,092,013 or 51.4% of net assets.

2   Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2023 coupon or interest rate.

The accompanying notes are an integral part of these financial statements.

24

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

3   When-Issued transaction.

4       This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.

5       Security that used significant unobservable inputs to determine fair value.

6       Security is perpetual in nature and has no stated maturity date.

7       Security issued with zero coupon. Income is recognized through accretion of discount.

8       All or a portion of this security is held at the broker as collateral for open futures contracts.

9       The aggregate cost of investments and derivatives for federal income tax purposes is $ 7,393,477,553, the aggregate gross unrealized appreciation is $7,121,224 and the aggregate gross unrealized depreciation is $276,183,205, resulting in net unrealized depreciation of $269,061,981.

Abbreviations:
CME − Chicago Mercantile Exchange.
CMT − Constant Maturity Treasury.
FHLMC − Federal Home Loan Mortgage Corporation.
FNMA − Federal National Mortgage Association.
GNMA − Government National Mortgage Association.
RFUCCT − Refinitiv USD IBOR Consumer Cash Fallbacks Term.
SOFR − Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2023:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain/(Loss)
Contracts to Sell:
U.S. Treasury 2-Year Notes	630	December 2023	$128,096,720	$127,525,782	$570,938
U.S. Treasury 5-Year Notes	2,800	December 2023	297,033,437	292,534,376	4,499,061
					$5,069,999

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

26

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include asset backed securities and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
Asset Backed Securities	$—	$1,676,971,678	$9,289,141	$1,686,260,819
Commercial Mortgage Backed Securities	—	436,326,800	—	436,326,800
Corporate Bonds	—	3,502,998,143	—	3,502,998,143
Loan Participations and Assignments	—	848,232,289	48,865,000	897,097,289
Municipal Bonds	—	122,733,175	—	122,733,175
Residential Mortgage Backed Securities	—	22,513,685	—	22,513,685
U.S. Government Agency Obligations	—	42,147,565	—	42,147,565
U.S. Treasury Bills	—	409,268,097	—	409,268,097
Total Investment, at value	$—	$7,061,191,432	$58,154,141	$7,119,345,573

Other Financial Instruments, at value
Financial Futures Contracts	$5,069,999	$—	$—	$5,069,999
Other Financial Instruments, at value	$5,069,999	$—	$—	$5,069,999

The accompanying notes are an integral part of these financial statements.

28

BBH Limited Duration Fund
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2023:

	Asset Backed Securities	Corporate Bonds	Loan Participations and Assignments	Total
Balance as of October 31, 2022	$12,906,891	$21,631,275	$47,785,000	$82,323,166
Purchases	—	—	—	—
Sales/Paydowns	(3,764,985)	(4,254,662)	—	(8,019,647)
Realized gains/(losses)	—	(1,080,338)	—	(1,080,338)
Change in unrealized appreciation/(depreciation)	147,235	5,231,950	954,904	6,334,089
Amortization	—	—	125,096	125,096
Transfers from Level 3	—	(21,528,225)	—	(21,528,225)
Transfers to Level 3	—	—	—	—
Balance as of October 31, 2023	$9,289,141	$—	$48,865,000	$58,154,141

Fund investments classified as Level 3 were either single broker quoted or fair valued using a market approach or an income approach with valuation inputs such as a discounted cash flow model or market price information adjusted for changes in an appropriate index. As of October 31, 2023, $9,289,141 of value of the Level 3 assets in the Fund was based on a single quote from a broker.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

BBH LIMITED DURATION FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at value (Cost $7,388,406,217)	$7,119,345,573
Cash	3,701,097
Receivables for:
Interest	39,754,634
Shares sold	5,162,143
Investments sold	1,668,426
Futures variation margin on open contracts	302,425
Interest from Custodian	8,171
Other	83,931
Prepaid expenses	89,079
Total Assets	7,170,115,479

LIABILITIES:
Payables for:
Investments purchased	30,625,296
Shares redeemed	9,291,936
Net investment advisory and administrative fees	1,462,062
Dividends declared	861,731
Custody and fund accounting fees	188,139
Professional fees	97,655
Shareholder servicing fees	72,433
Transfer agent fees	6,529
Board of Trustees’ fees	1,456
Accrued expenses and other liabilities	16,009
Total Liabilities	42,623,246
NET ASSETS	$7,127,492,233

Net Assets Consist of:
Paid-in capital	$7,393,605,973
Accumulated deficit	(266,113,740)
Net Assets	$7,127,492,233
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($439,585,086 ÷ 43,470,600 shares outstanding)	$10.11
CLASS I SHARES
($6,687,907,147 ÷ 661,721,106 shares outstanding)	$10.11

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT INCOME:
Income:
Interest income	$333,060,644
Interest income from Custodian	162,267
Other income	699,904
Total Income	333,922,815

Expenses:
Investment advisory and administrative fees	19,446,593
Shareholder servicing fees	929,921
Custody and fund accounting fees	768,554
Board of Trustees’ fees	152,849
Professional fees	106,797
Transfer agent fees	76,109
Miscellaneous expenses	476,642
Total Expenses	21,957,465
Investment advisory and administrative fee waiver	(665,947)
Net Expenses	21,291,518
Net Investment Income	312,631,297

NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments in securities	(10,309,710)
Net realized gain on futures contracts	30,501,930
Net realized gain on investments in securities and futures contracts	20,192,220
Net change in unrealized appreciation/(depreciation) on investments in securities	155,682,590
Net change in unrealized appreciation/(depreciation) on futures contracts	(16,855,450)
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	138,827,140
Net Realized and Unrealized Gain	159,019,360
Net Increase in Net Assets Resulting from Operations	$471,650,657

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	31

BBH LIMITED DURATION FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$312,631,297	$201,094,648
Net realized gain on investments in securities and futures contracts	20,192,220	41,202,171
Net change in unrealized appreciation/(depreciation) on investments in securities and futures contracts	138,827,140	(483,236,708)
Net increase/(decrease) in net assets resulting from operations	471,650,657	(240,939,889)

Dividends and distributions declared:
Class N	(18,843,572)	(10,755,212)
Class I	(293,175,046)	(189,176,618)
Total dividends and distributions declared	(312,018,618)	(199,931,830)

Share transactions:
Proceeds from sales of shares[1]	2,363,986,624	4,384,848,010
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	79,989,422	46,841,299
Cost of shares redeemed[1]	(3,715,647,694)	(7,849,015,289)
Net decrease in net assets resulting from share transactions	(1,271,671,648)	(3,417,325,980)
Total decrease in net assets	(1,112,039,609)	(3,858,197,699)

NET ASSETS:
Beginning of year	8,239,531,842	12,097,729,541
End of year	$7,127,492,233	$8,239,531,842

____________

1   Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32

BBH LIMITED DURATION FUND
FINANCIAL HIGHLIGHTS Selected per share data and ratios for a Class N share outstanding throughout each year.
	For the years ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.91	$10.32	$10.23	$10.26	$10.15
Income from investment operations:
Net investment income[1]	0.41	0.19	0.15	0.24	0.30
Net realized and unrealized gain/(loss)	0.20	(0.41)	0.09	(0.03)	0.11
Total income/(loss) from investment operations	0.61	(0.22)	0.24	0.21	0.41
Dividends and distributions to shareholders:
From net investment income	(0.41)	(0.19)	(0.15)	(0.24)	(0.30)
Total dividends and distributions to shareholders	(0.41)	(0.19)	(0.15)	(0.24)	(0.30)
Net asset value, end of year	$10.11	$9.91	$10.32	$10.23	$10.26
Total return[2]	6.24%	(2.12)%	2.38%	2.06%	4.14%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$440	$490	$656	$461	$371
Ratio of expenses to average net assets before reductions	0.49%	0.49%	0.49%	0.49%	0.51%
Fee waiver[3]	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.16)%
Expense offset arrangement	—%	—%	—%	—%	(0.00)%[4]
Ratio of expenses to average net assets after reductions	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	4.06%	1.87%	1.48%	2.32%	2.98%
Portfolio turnover rate	22%	46%	34%	51%	53%

____________

1   Calculated using average shares outstanding for the year.

2   Assumes the reinvestment of distributions.

3   The ratio of expenses to average net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.35%. The agreement is effective through March 1, 2024 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2023, 2022, 2021, 2020 and 2019 the waived fees were $665,947, $797,646, $746,522, $595,975 and $538,703, respectively.

4   Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	33

BBH LIMITED DURATION FUND
FINANCIAL HIGHLIGHTS (continued) Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.90	$10.32	$10.23	$10.25	$10.15
Income from investment operations:
Net investment income[1]	0.41	0.19	0.16	0.24	0.31
Net realized and unrealized gain/(loss)	0.22	(0.41)	0.09	(0.02)	0.10
Total income/(loss) from investment operations	0.63	(0.22)	0.25	0.22	0.41
Dividends and distributions to shareholders:
From net investment income	(0.42)	(0.20)	(0.16)	(0.24)	(0.31)
Total dividends and distributions to shareholders	(0.42)	(0.20)	(0.16)	(0.24)	(0.31)
Net asset value, end of year	$10.11	$9.90	$10.32	$10.23	$10.25
Total return[2]	6.43%	(2.14)%	2.46%	2.24%	4.12%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$6,688	$7,749	$11,442	$7,610	$6,769
Ratio of expenses to average net assets before reductions	0.28%	0.27%	0.27%	0.27%	0.28%
Expense offset arrangement	—%	—%	—%	—%	(0.00)%[3]
Ratio of expenses to average net assets after reductions	0.28%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	4.13%	1.92%	1.55%	2.40%	3.04%
Portfolio turnover rate	22%	46%	34%	51%	53%

____________

1   Calculated using average shares outstanding for the year.

2   Assumes the reinvestment of distributions.

3   Less than 0.01%.
The accompanying notes are an integral part of these financial statements.

34

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2023, there were eight series of the Trust. The Fund commenced operation on December 22, 2000 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	35

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2023, are listed in the Portfolio of Investments.

36

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

For the year ended October 31, 2023, the average monthly notional amount of open futures contracts was $501,950,090. The range of monthly notional amounts was $387,422,969 to $646,042,425.

Fair Values of Derivative Instruments as of October 31, 2023

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on futures contracts	$5,069,999	*	Net unrealized appreciation/(depreciation) on futures contracts	$—
Total		$5,069,999			$—

____________

*   Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations
Interest Rate Risk
Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$30,501,930
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$(16,855,450)

E. Private Placement Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A or the requirements stated in Regulation D of the 1933 Act (”Private Placement Securities”). A Private Placement Security may be considered illiquid and therefore, under the U.S. Securities and Exchange Commission (“SEC”) Regulations for open-end investment companies, subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Private Placement Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Private Placement Securities and all investments in Private Placement Securities will be carefully monitored. Information regarding Private Placement Securities is included at the end of the Portfolio of Investments.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	37

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

F.  Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year Secured Overnight Financing Rate (“SOFR”).

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any

38

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $18,843,572 and $293,175,046 to Class N and Class I shareholders, respectively, during the year ended October 31, 2023, and in the amount of $10,755,212 and $189,176,618 to Class N and Class I shareholders, respectively, during the year ended October 31, 2022.

The tax character of distributions paid during the years ended October 31, 2023 and 2022, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2023:	$ 312,018,618	$ —	$ 312,018,618	$ —	$312,018,618
2022:	199,931,830	—	199,931,830	—	199,931,830

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Book unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$ 3,809,972	$ —	$ —	$ (5,933,067)	$ (263,990,645)	$ (266,113,740)
2022:	144,719	—	(1,015,984)	(21,960,797)	(402,817,785)	(425,649,847)

The Fund did not have a net capital loss carryforward at October 31, 2023.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	39

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I.  Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1 billion of the Fund’s average daily net assets and 0.25% per annum on the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2023, the Fund incurred $19,446,593 for services under the Agreement.

B. Investment Advisory and Administrative Fee Waivers. Effective June 14, 2018 the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for Class N to 0.35%. The agreement will terminate on March 1, 2024, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2023, the Investment Adviser waived fees in the amount of $665,947 for Class N.

40

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

C. Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2023, Class N shares of the Fund incurred $929,921 in shareholder servicing fees.

D. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value, effective September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $768,554 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2023 was $162,267. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not incur any such fees during the year ended October 31, 2023. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $152,849 in independent Trustee compensation and expense reimbursements.

F.  Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Investment Transactions. For the year ended October 31, 2023, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $1,524,394,563 and $2,361,937,754, respectively.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	41

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	16,648,681	$ 167,017,042	25,540,936	$ 259,500,608
Shares issued in connection with reinvestments of dividends	1,811,474	18,214,422	1,034,691	10,416,727
Shares redeemed	(24,481,906)	(245,721,231)	(40,597,352)	(411,405,769)
Net decrease	(6,021,751)	$ (60,489,767)	(14,021,725)	$ (141,488,434)

Class I
Shares sold	218,901,381	$ 2,196,969,582	406,100,699	$ 4,125,347,402
Shares issued in connection with reinvestments of dividends	6,146,307	61,775,000	3,619,691	36,424,572
Shares redeemed	(345,987,715)	(3,469,926,463)	(735,947,402)	(7,437,609,520)
Net decrease	(120,940,027)	$ (1,211,181,881)	(326,227,012)	$ (3,275,837,546)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2023 and October 31, 2022. Specifically:

During the year ended October 31, 2023, 489,572 shares of Class N were exchanged for 489,939 shares of Class I valued at $4,904,794 and 143,112 shares of Class I were exchanged for 142,972 shares of Class N valued at $1,438,063.

During the year ended October 31, 2022, 262,809 shares of Class N were exchanged for 263,024 shares of Class I valued at $2,665,672 and 644,524 shares of Class I were exchanged for 644,524 shares of Class N valued at $6,632,150.

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility

42

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid securities risk), or certain risks associated with investing in non-U.S. securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (non-U.S. investment risk). The Fund may invest in securities of other investment companies, consisting of ETFs and money market funds. When purchasing shares of other investment companies, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The Fund is subject to the risks associated with the investment company’s investments (investment company risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund may use of derivatives that could create risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations and assignments, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	43

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The Fund may invest in private placement securities that are issued pursuant to Regulation S, Regulation D and Rule 144A which have not been registered with SEC. These securities may be subject to contractual restrictions which prohibit or limit their resale (private placement risk). The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates were phased out by the end of 2021, some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR transition risk). The Fund may invest in convertible securities which may perform in a similar manner to a regular debt security and are subject to variety of risks, including investment risk, market risk, issuer risk and interest rate risk (convertible securities risk). The Fund may invest in preferred securities which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities are subject to issuer specific and market risks applicable generally to equity securities (preferred securities risk). The Fund may also invest in notes issued by Business Development Companies (“BDCs”). These notes are subject to risks similar to those of other issuers and those of investment companies (business development company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

44

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	45

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES (continued) October 31, 2023 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class N
Actual	$1,000	$1,027	$1.79
Hypothetical[2]	$1,000	$1,023	$1.79
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class I
Actual	$1,000	$1,029	$1.43
Hypothetical[2]	$1,000	$1,024	$1.43

____________

1     Expenses are equal to the Fund’s annualized expense ratio of 0.35% and 0.28% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2    Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

46

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest — Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	47

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the

48

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	49

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies

50

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	51

BBH LIMITED DURATION FUND
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2023 was 78.07%. In January 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2023. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

52

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2023 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999 – 2018); Lovell Minnick Partners, Advisers Counsel (2018 – present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	53

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012 – present).	8	None.
54

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	55

BBH LIMITED DURATION FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM October 31, 2023 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the funds of BBH Trust (the “Funds”), as the Program Administrator for the Fund’s liquidity risk management program (the “Program”). The Board met on March 7, 2023 to review the Program for the Funds pursuant to the Liquidity Rule. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness for the period from February 1, 2022 through January 31, 2023 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets. The Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investments. The Program Administrator relied on a third-party data provider to facilitate the classification of the Fund’s investments based on criteria in the Fund’s Program. During the Reporting Period, the Fund did not hold more than 15% of its net assets in illiquid investments.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that the Fund did not approach the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum to the Fund as provided for in the Liquidity Rule.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether the Fund’s investment strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

56

BBH LIMITED DURATION FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued) October 31, 2023 (unaudited)

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which the Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	57

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2023

BBH Income Fund

BBH INCOME FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

The bond market continued to experience challenging conditions over the past year, as interest rates continued to rise and volatility emerged in pockets of the credit markets. Unlike last year, though, fixed income markets were able to perform through those headwinds as interest rates began the year at higher levels. U.S. Treasury rates rose across tenors over the past year as the Fed continued to hike interest rates to combat inflationary pressures. The Fed hiked the federal rates by 2.25% to a range of 5.00% – 5.25% from a range of 3.00% – 3.25% over the past year. Longer-term interest rates rose in tandem and proved a headwind for certain longer-duration assets. The unrelenting pace of monetary policy tightening brought volatility to pockets of the credit markets. Earlier in 2023, the sudden run on Silicon Valley Bank (SVB) spurred a chain reaction that resulted in runs on Silvergate Bank and Signature Bank, stress at Credit Suisse and First Republic Bank that culminated in their sales to UBS and J.P. Morgan, respectively, volatility among U.S. regional banks, and interventions by central banks around the globe to ease depositor concerns.

Performance of mainstream, investment-grade fixed income benchmarks were mixed over the trailing twelve months. The Bloomberg U.S. Aggregate Index returned 0.4% as Treasuries and agency mortgage-backed securities (MBS) in the Index had negative total returns and corporate bonds, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) in the Index had positive total returns. Credit indexes generally had positive total returns and outperformed higher quality alternatives. Indices of senior bank loans, high yield corporate bonds, collateralized loan obligation (CLO) debt, investment-grade corporate bonds, and nontraditional ABS all posted positive returns and outperformed similar duration Treasuries by substantial levels. MBS underperformed Treasuries over the trailing year as the Fed’s Quantitative Tightening campaign combined with duration extensions amid the rising rate environment to challenge MBS. The Non-Agency CMBS Index posted a positive total return but underperformed Treasuries as the sector was challenged by broad concerns over conditions in the commercial real estate market and the ability to refinance debt obligations.

In last year’s letter, we wrote about the reasons we were optimistic for the prospects of actively managed fixed income funds. Credit spreads were elevated, and our valuation framework revealed that large parts of the markets for investment grade and high yield corporate bonds, nontraditional asset-backed securities (ABS)*, senior bank loans, and commercial mortgage-backed securities (CMBS) screened favorably. Importantly, the opportunities that emerged met our stringent credit criteria, including our analysts’ assessments of whether each credit evaluated for the Fund withstood severe stress scenarios — the worst environments experienced by their industries — without impairment of principal or interest. This was particularly important as we shared the then-pervasive concerns that the Fed’s aggressive pace of policy tightening could push the U.S. to recession and cause defaults to rise among highly levered borrowers.

On October 31, 2023, the Fund was positioned to benefit from the higher income opportunities afforded by durable credits offered at attractive yields. Credit holdings represented approximately 95% of the Fund, while holdings of high quality “reserves” (Treasury securities and cash equivalents) were relatively low

____________

*   Traditional ABS include prime auto backed loans, credit cards and student loans (FFELP). Non-traditional ABS include ABS backed by other collateral types.

2

BBH INCOME FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023 at 5% of the Fund. The Fund’s spread duration, a risk measure we use of how sensitive the portfolio is to changes in “credit spreads” (the additional yield on credit instruments over a comparable-maturity Treasury), was 4.1 years as of October 31, 2023.

This positioning helped the BBH Income Fund return 3.10% and attain outperformance versus the 0.36% return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Index. The Fund’s one-year performance ending October 31, 2023 ranked in the 6th percentile out of 634 funds in its competitive Morningstar fund peer group, the Morningstar U.S. Intermediate Core-Plus Bond Fund universe.

The Fund’s outperformance relative to its benchmark was driven by its positioning in credit sectors, as overweights to those sectors and selection results within sectors impacted results favorably. Overweight exposures to investment-grade corporate bonds, senior bank loans, nontraditional ABS, and high yield corporate bonds contributed to results. The Fund experienced favorable selection results from its positions in CMBS and nontraditional ABS. The Fund’s avoidance of agency MBS contributed to results in two ways. First, it had a positive impact on the Fund’s sector allocation. Second, it contributed to a yield curve effect because the MBS Index’s duration extended as interest rates rose, and our process of managing the Fund’s duration to replicate the Index’s happens as transactions occur, and not with changes in the Index’s day-to-day duration swings. The Fund experienced modest underperformance in some corporate credit positions that detracted from relative results.

We purchased opportunities that met our durability and valuation criteria for the Fund throughout the year. The purchases were made across a wide range of sectors and industries. We purchased corporate bonds spanning 21 different industries, with most purchases coming from bonds issued by banks, electric utilities, and life insurers. We purchased bonds from 13 different types of nontraditional ABS issuances, including deals secured by data center leases and revenues, subprime auto loans, and small business loans. We purchased bonds from four different single-asset, single-borrower (SASB) CMBS deals secured by non-office properties. We also purchased loan syndications for companies in four different industries, including chemicals and specialty real estate investment trusts (REITs).

The banking sector experienced increased volatility and wider credit spreads in reaction to several idiosyncratic bank failures in the first half of 2023. Relying on our fundamental bottom-up approach we leaned into the volatility and purchased notes from several regional banks that possessed strong asset quality, solid liquidity, satisfactory capital adequacy and net earnings.

Our outlook for the market is that opportunities remain in the credit markets, although measures of aggregate valuation weakened. According to our valuation framework, the percentage of investment-grade corporate bonds that screened as a “buy” decreased to 38% as of October 31? versus 64% at the start of the year, while the percentage of high yield corporate bonds that screened as a “buy” remained near it’s beginning-of-year level at 41%. Senior bank loans continue to screen attractively, with over 90% of the universe screening as “buy” candidates. There remain an abundance of opportunities in select subsectors of the market, particularly the more interest rate-sensitive sectors. We continue to find opportunities in intermediate maturity bonds rated “single-A” and “BBB” in the investment-grade bond universe, particularly among bonds issued by banks, life insurers, electric utilities, and REITs. Several “BB” and “B” rated

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH INCOME FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023 bonds from smaller issuers screen attractively in the high yield bond universe. Away from the corporate credit markets, we observe a continuing disconnect between wider credit spread levels and solid credit performance. We are finding an abundance of attractively valued opportunities in non-traditional ABS issuances and collateralized loan obligation (CLO) debt. We believe that opportunities in the CMBS market will arise as stronger properties come to market with single asset single borrower (SASB) securitizations that facilitate strong transparency. Opportunities are emerging in parts of the agency MBS market as valuations improve, and we are prepared to add positions opportunistically. We continue generally to avoid non-agency residential mortgage-backed securities (RMBS) due to less favorable technical factors, inadequate equity cushions, weak fundamentals underpinned by weak housing affordability, low inventory of homes for sale, and stable-to-declining home prices.

The Fund remains positioned to benefit from the higher income potential of carefully-selected credits. However, the Fund’s credit risk profile is more conservative than it was twelve months ago. Credit positions still represent 91% of the Fund, but that decreased from 95% while holdings of “reserves” increased marginally to 9% from 5% last year. “High yield” investments (those rated at or below Ba1/BB+) decreased to 17% of the Fund from 23%. These Fund’s spread duration decreased to 3.6 years from 4.1 years amid these changes.

The Fund’s duration is managed to approximate that of the Bloomberg U.S. Aggregate Index. This is done by assessing the Fund’s holdings, then purchasing or selling Treasury futures to gain or reduce exposures to various points of the yield curve. The Fund’s duration was 6.0 years as of October 31, 2023. We expect this positioning will minimize the impact that active interest rate decisions will have on the Fund’s performance versus its performance benchmark, and instead allow the Fund’s performance to be driven by capturing the above-market yields offered by the carefully selected credits that comprise the Fund.

We believe the Income Fund is positioned well heading into the new fiscal year. Yields remain near their highest levels since before the Global Financial Crisis of 2008. The yield curve implies that the Fed’s tightening campaign may have ended already and could give way to rate cuts in the middle of 2024. Credit valuations are mixed but an abundance of opportunities remain. We are confident that our approach and process will allow us to adapt to changes, capitalize on opportunities, and perform through a variety of environments. Thank you for the trust placed in BBH, and we look forward to engaging with you in 2024 and beyond.

____________

Past performance does not guarantee future results.

Portfolio holdings and characteristics are subject to change.

Quality ratings reflect the credit quality of the underlying issues in the fund portfolio and not of the fund itself. Issuers with credit ratings of AA or better are considered to be of high credit quality, with little risk of issuer failure. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption.

4

BBH INCOME FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Growth of $10,000 Invested in BBH Income

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (June 27, 2018) to October 31, 2023 as compared to the Bloomberg U.S. Aggregate Bond Index.

$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$10,851
$9,889
6/30/18
8/31/18
10/31/18
12/31/18
2/28/19
4/30/19
6/30/19
8/31/19
10/31/19
12/31/19
2/29/20
4/30/20
6/30/20
8/31/20
10/31/20
12/31/20
2/28/21
4/30/21
6/30/21
8/31/21
10/31/21
12/31/21
2/28/22
4/30/22
6/30/22
8/31/22
10/31/22
12/31/22
2/28/23
4/30/23
6/30/23
8/31/23
10/31/23
BBH Income Fund*
Bloomberg U.S. Aggregate Bond Index

Total Return for the Period Ended October 31, 2023

	One Year	Five Years (Annualized)	Since Inception (Annualized)
Class I	3.10%	1.80%	1.54%

*net of fees and expenses

The annualized gross expense ratio as shown in the February 28, 2023 prospectus for Class I shares was 0.47%. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

____________

1   The Fund’s performance assumes the reinvestment of all dividends and distributions. The Bloomberg U.S. Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index. The Bloomberg U.S. Aggregate Bond Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	5

BBH INCOME FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

6

BBH INCOME FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of BBH Income Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Income Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	7

BBH INCOME FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

8

BBH INCOME FUND
PORTFOLIO ALLOCATION October 31, 2023

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$155,503,495	20.1%
Commercial Mortgage Backed Securities	50,259,572	6.5
Corporate Bonds	369,836,029	47.9
Loan Participations and Assignments	95,434,334	12.4
Municipal Bonds	5,020,871	0.6
Preferred Stocks	20,712,910	2.7
Residential Mortgage Backed Securities	1,034,439	0.1
U.S. Treasury Bills	2,648,089	0.3
U.S. Treasury Bonds and Notes	65,575,879	8.5
Cash and Other Assets in Excess of Liabilities	6,605,407	0.9
NET ASSETS	$772,631,025	100.0%

All data as of October 31, 2023. The Fund’s breakdown by security type is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	9

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (20.1%)
$2,392,152	ABPCI Direct Lending Fund ABS I, Ltd. 2020 – 1A1	12/20/30	3.199%	$2,249,996
2,270,000	ABPCI Direct Lending Fund ABS II LLC 2022 – 2A1	03/01/32	4.987	2,013,672
2,630,000	Adams Outdoor Advertising LP 2023 – 1[1]	07/15/53	6.967	2,565,282
3,250,000	Aligned Data Centers Issuer LLC 2023 – 1A1	08/17/48	6.000	3,064,318
1,480,000	Ares PBN Finance Co. LLC[1,2]	10/15/36	6.000	1,399,932
5,200,000	Avis Budget Rental Car Funding AESOP LLC 2023 – 4A1	06/20/29	5.490	5,010,754
1,723,930	BHG Securitization Trust 2022 – A1	02/20/35	1.710	1,668,226
4,165,000	BHG Securitization Trust 2023 – A1	04/17/36	6.350	4,042,525
347,877	Business Jet Securities LLC 2020 – 1A1	11/15/35	2.981	328,024
1,430,000	CARS-DB4 LP 2020 – 1A1	02/15/50	4.170	1,353,529
3,446,406	CARS-DB7 LP 2023 – 1A1	09/15/53	6.500	3,361,324
1,025,375	CF Hippolyta Issuer LLC 2020 – 1[1]	07/15/60	2.280	905,135
2,374,427	CF Hippolyta Issuer LLC 2022 – 1A1	08/15/62	5.970	2,302,213
2,330,000	Credit Acceptance Auto Loan Trust 2023 – 1A1	07/15/33	7.710	2,316,121
3,070,000	DataBank Issuer 2023 – 1A1	02/25/53	5.116	2,771,039
2,850,000	DigitalBridge Issuer LLC 2021 – 1A1	09/25/51	3.933	2,589,909
722,067	Elm Trust 2020 – 3A1	08/20/29	2.954	681,255
1,927,851	Elm Trust 2020 – 4A1	10/20/29	2.286	1,799,921
4,460,000	Flexential Issuer 2021 – 1A1	11/27/51	3.250	3,860,757
586,872	FNA LLC 2019 – 1[1,2,3,4]	12/10/31	3.000	531,119
938,935	FREED ABS Trust 2022 – 2CP1	05/18/29	4.490	931,464
1,194,118	Global SC Finance VII Srl 2020 – 1A1	10/17/40	2.170	1,065,824
1,124,995	Global SC Finance VII Srl 2020 – 2A1	11/19/40	2.260	1,000,553
3,825,889	Golub Capital Partners ABS Funding, Ltd. 2021 – 1A1	04/20/29	2.773	3,587,175
2,980,000	HPEFS Equipment Trust 2023 – 1A1	04/20/28	5.730	2,946,471
2,540,000	Lendmark Funding Trust 2023 – 1A1	05/20/33	5.590	2,496,904
464,416	LIAS Administration Fee Issuer LLC 2018 – 1A	07/25/48	5.956	427,108
851,961	Mariner Finance Issuance Trust 2020 – AA1	08/21/34	2.190	828,203
1,840,000	MCF CLO 10, Ltd. 2023 – 1A (3-Month CME Term SOFR + 4.200%)[1,4]	04/15/35	9.032	1,843,320
1,205,937	Monroe Capital ABS Funding, Ltd. 2021 – 1A1	04/22/31	2.815	1,153,084
1,870,000	Monroe Capital ABS Funding II, Ltd. 2023 – 1A1	04/22/33	6.650	1,868,280
1,790,000	Monroe Capital Income Plus ABS Funding LLC 2022 – 1A1	04/30/32	5.150	1,545,163
2,465,000	Navistar Financial Dealer Note Master Owner Trust II 2023 – 1[1]	08/25/28	6.180	2,456,271
2,700,000	Neuberger Berman Loan Advisers CLO 40, Ltd. 2021 – 40A (3-Month CME Term SOFR + 1.322%)[1,4]	04/16/33	6.715	2,680,839
196,045	Newtek Small Business Loan Trust 2018 – 1 (U.S. Prime Rate – 0.550%)[1,4]	02/25/44	7.950	194,236

The accompanying notes are an integral part of these financial statements.

10

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$92,996	Newtek Small Business Loan Trust 2018 – 1 (U.S. Prime Rate + 0.750%)[1,4]	02/25/44	9.250%	$92,352
3,591,692	Newtek Small Business Loan Trust 2023 – 1 (U.S. Prime Rate – 0.500%)[1,4]	07/25/50	8.000	3,582,963
3,550,000	NextGear Floorplan Master Owner Trust 2022 – 1A1	03/15/27	2.800	3,388,233
5,440,000	NextGear Floorplan Master Owner Trust 2023 – 1A1	03/15/28	5.740	5,416,851
1,660,000	NFAS2 LLC 2022 – 1[1]	09/15/28	6.860	1,623,940
3,960,000	Niagara Park CLO, Ltd. 2019-1A (3-Month CME Term SOFR + 1.262%)[1,4]	07/17/32	6.664	3,914,618
2,180,000	OnDeck Asset Securitization Trust III LLC 2021-1A1	05/17/27	1.590	2,104,327
43,212	OneMain Financial Issuance Trust 2020-1A1	05/14/32	3.840	43,165
2,930,000	OneMain Financial Issuance Trust 2022-S1[1]	05/14/35	4.130	2,790,577
6,610,000	OneMain Financial Issuance Trust 2023-2A1	09/15/36	6.170	6,443,603
5,630,000	Oportun Issuance Trust 2021-C1	10/08/31	2.180	5,089,048
185,455	Oxford Finance Funding LLC 2019-1A1	02/15/27	4.459	185,215
910,240	Oxford Finance Funding LLC 2020-1A1	02/15/28	3.101	879,213
2,320,000	PennantPark CLO VII LLC 2023-7A (3-Month CME Term SOFR + 4.050%)[1,4]	07/20/35	9.396	2,324,840
383,538	ReadyCap Lending Small Business Loan Trust 2019-2 (U.S. Prime Rate – 0.500%)[1,4]	12/27/44	8.000	368,345
5,150,000	Regional Management Issuance Trust 2022-1[1]	03/15/32	3.070	4,806,970
2,060,000	Republic Finance Issuance Trust 2020-A1	11/20/30	2.470	2,013,705
5,240,000	Retained Vantage Data Centers Issuer LLC 2023-1A1	09/15/48	5.000	4,727,601
2,130,000	Sabey Data Center Issuer LLC 2020-1[1]	04/20/45	3.812	2,023,655
1,795,000	Sabey Data Center Issuer LLC 2023-1[1]	04/20/48	6.250	1,730,568
173,877	Santander Drive Auto Receivables Trust 2020-1	12/15/25	4.110	173,454
2,240,000	Santander Drive Auto Receivables Trust 2023-5	02/18/31	6.430	2,217,353
1,940,000	Santander Revolving Auto Loan Trust 2019-A1	01/26/32	2.510	1,858,253
2,310,000	Southwick Park CLO LLC 2019-4A (3-Month CME Term SOFR + 1.322%)[1,4]	07/20/32	6.737	2,289,060
824,162	Stack Infrastructure Issuer LLC 2019-1A1	02/25/44	4.540	817,607
1,150,000	Stack Infrastructure Issuer LLC 2023-1A1	03/25/48	5.900	1,085,791
240,754	SWC Funding LLC 2018-1A1	08/15/33	4.750	238,682
1,245,453	Textainer Marine Containers VII, Ltd. 2020-1A1	08/21/45	2.730	1,130,879
4,459,952	Thrust Engine Leasing DAC 2021-1A1	07/15/40	4.163	3,804,472
2,620,000	TierPoint Issuer LLC 2023-1A1	06/25/53	6.000	2,496,889
3,350,000	Vantage Data Centers Issuer LLC 2023-1A1	03/16/48	6.316	3,221,872
5,295,243	VC 3 LS LP 2021-B1,2	10/15/41	4.750	4,195,421
1,625,302	VCP RRL ABS I, Ltd. 2021-1A1	10/20/31	2.152	1,481,621

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$4,830,000	Westlake Automobile Receivables Trust 2023-2A1	03/15/28	6.290%	$4,782,750
2,340,000	Willis Engine Structured Trust VII 2023-A1,5	10/15/48	8.000	2,319,656
	Total Asset Backed Securities (Cost $163,015,467)			155,503,495

	COMMERCIAL MORTGAGE BACKED SECURITIES (6.5%)
1,390,000	BPR Trust 2022-OANA (1-Month CME Term SOFR + 2.697%)[1,4]	04/15/37	8.032	1,315,108
4,740,000	BX Commercial Mortgage Trust 2022-CSMO (1-Month CME Term SOFR + 3.889%)[1,4]	06/15/27	9.223	4,734,060
1,492,800	BXMT, Ltd. 2020-FL2 (1-Month CME Term SOFR + 1.014%)[1,4]	02/15/38	6.350	1,425,624
1,250,000	BXMT, Ltd. 2020-FL3 (1-Month CME Term SOFR + 2.664%)[1,4]	11/15/37	8.000	1,057,854
146,085	CG-CCRE Commercial Mortgage Trust 2014 – FL2 (1 – Month CME Term SOFR + 4.114%)[1,2,4]	11/15/31	9.449	98,929
786,000	CG-CCRE Commercial Mortgage Trust 2014 – FL2 (1 – Month CME Term SOFR + 4.114%)[1,4]	11/15/31	9.449	586,115
1,375,473	CG-CCRE Commercial Mortgage Trust 2014 – FL2 (1 – Month CME Term SOFR + 4.864%)[1,2,4]	11/15/31	10.199	671,368
890,000	Citigroup Commercial Mortgage Trust 2019 – SMRT[1]	01/10/36	4.149	888,286
2,870,000	Citigroup Commercial Mortgage Trust 2023 – PRM3[1,3,4]	07/10/28	6.360	2,778,408
3,540,000	CSMC 2018 – SITE[1,3,4]	04/15/36	4.782	3,496,902
2,460,000	DC Commercial Mortgage Trust 2023 – DC1	09/12/40	6.804	2,422,987
883,950	DFVI 2021 – 1A1,2	12/15/29	2.982	813,234
1,000,000	Hudsons Bay Simon JV Trust 2015 – HB10[1,3,4]	08/05/34	5.629	753,649
3,150,000	Intown Mortgage Trust 2022 – STAY (1-Month CME Term SOFR + 4.134%)[1,4]	08/15/39	9.468	3,142,109
240,000	JPMBB Commercial Mortgage Securities Trust 2014 – C24[1,3,4]	11/15/47	3.881	172,873
2,326,739	Morgan Stanley Capital I Trust 2019 – BPR (1 – Month CME Term SOFR + 1.992%)[1,4]	05/15/36	7.307	2,251,063
5,860,000	MTN Commercial Mortgage Trust 2022 – LPFL (1 – Month CME Term SOFR + 1.896%)[1,4]	03/15/39	7.236	5,709,200
1,069,181	NADG NNN Operating LP 2019 – 1[1]	12/28/49	3.368	1,009,039
2,868,986	Ready Capital Mortgage Financing LLC 2021 – FL7 (1 – Month CME Term SOFR + 1.314%)[1,4]	11/25/36	6.639	2,822,400
2,700,000	SCOTT Trust 2023 – SFS[1]	03/15/40	5.910	2,575,953
2,270,000	SPGN Mortgage Trust 2022 – TFLM (1-Month CME Term SOFR + 2.650%)[1,4]	02/15/39	7.985	2,124,829
The accompanying notes are an integral part of these financial statements.

12

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
$1,310,000	SPGN Mortgage Trust 2022 – TFLM (1-Month CME Term SOFR + 3.500%)[1,4]	02/15/39	8.835%	$1,214,908
890,000	STWD, Ltd. 2019 – FL1 (1-Month CME Term SOFR + 1.714%)[1,4]	07/15/38	7.049	823,940
9,507	UBS-BAMLL Trust 2012 – WRM[1]	06/10/30	3.663	8,730
2,915,000	Wells Fargo Commercial Mortgage Trust 2020 – SDAL (1-Month CME Term SOFR + 1.454%)[1,4]	02/15/37	6.789	2,873,376
4,590,000	WMRK Commercial Mortgage Trust 2022 – WMRK[1]	07/12/28	7.121	4,488,628
	Total Commercial Mortgage Backed Securities (Cost $52,879,707)			50,259,572

	CORPORATE BONDS (47.9%)
	AEROSPACE/DEFENSE (0.9%)
2,220,000	BAE Systems, Plc.[1]	04/15/30	3.400	1,899,192
2,700,000	Boeing Co.	02/01/28	3.250	2,412,912
2,814,000	Spirit AeroSystems, Inc.[1]	11/30/29	9.375	2,889,783
				7,201,887
	AGRICULTURE (0.2%)
1,890,000	Cargill, Inc.[1]	10/11/32	5.125	1,787,610

	BANKS (9.8%)
2,790,000	ASB Bank, Ltd. (5 – Year CMT Index + 2.250%)[1,4]	06/17/32	5.284	2,637,229
1,635,000	Bank Leumi Le-Israel BM1	07/27/27	5.125	1,524,638
5,910,000	Bank of America Corp. (5 – Year CMT Index + 2.760%)4,[6]		4.375	4,769,968
3,035,000	Bank of New Zealand[1]	02/07/28	4.846	2,902,178
3,095,000	Bank of Nova Scotia	03/11/27	2.951	2,806,414
3,485,000	Canadian Imperial Bank of Commerce	10/03/28	5.986	3,441,779
2,665,000	Comerica Bank	07/27/25	4.000	2,437,831
2,920,000	Comerica Bank (SOFR + 2.610%)[4]	08/25/33	5.332	2,261,217
6,240,000	Fifth Third Bancorp (SOFR + 2.192%)[4]	10/27/28	6.361	6,073,335
165,000	Fifth Third Bancorp (SOFR + 2.127%)[4]	07/28/30	4.772	146,226
2,140,000	HSBC Holdings, Plc (SOFR + 3.350%)[4]	11/03/28	7.390	2,195,212
1,735,000	HSBC Holdings, Plc	03/31/30	4.950	1,595,967
1,140,000	HSBC Holdings, Plc (SOFR + 2.387%)[4]	06/04/31	2.848	894,597
3,285,000	HSBC Holdings, Plc (SOFR + 2.390%)[4]	03/09/34	6.254	3,118,042
6,256,000	Huntington Bancshares, Inc. (SOFR + 1.970%)[4]	08/04/28	4.443	5,713,986
2,160,000	Lloyds Banking Group, Plc. (1 – Year CMT Index + 1.700%)[4]	03/06/29	5.871	2,091,712

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	BANKS (continued)
$2,025,000	Lloyds Banking Group, Plc. (1 – Year CMT Index + 3.750%)[4]	11/15/33	7.953%	$2,053,356
2,000,000	Morgan Stanley (SOFR + 1.610%)[4]	04/20/28	4.210	1,865,201
2,055,000	Morgan Stanley (SOFR + 2.560%)[4]	10/18/33	6.342	2,014,678
2,810,000	National Australia Bank, Ltd.[1]	01/12/33	6.429	2,669,519
2,445,000	NatWest Group, Plc (1 – Year CMT Index + 2.850%)[4]	11/10/26	7.472	2,487,995
1,780,000	NatWest Group, Plc (1 – Year CMT Index + 2.100%)[4]	03/02/34	6.016	1,657,388
2,360,000	Santander Holdings USA, Inc. (SOFR + 2.356%)[4]	03/09/29	6.499	2,282,532
1,620,000	Truist Financial Corp. (SOFR + 2.446%)[4]	10/30/29	7.161	1,629,553
1,525,000	UBS Group AG (1 – Year CMT Index + 1.750%)[1,4]	05/12/28	4.751	1,432,683
4,025,000	UBS Group AG (1 – Year CMT Index + 2.200%)[1,4]	01/12/34	5.959	3,752,466
6,100,000	US Bancorp (5 – Year CMT Index + 2.541%)4,[6]		3.700	4,282,414
1,245,000	Wells Fargo & Co. (SOFR + 2.000%)[4]	04/30/26	2.188	1,171,170
1,165,000	Wells Fargo & Co. (SOFR + 2.100%)[4]	06/02/28	2.393	1,015,493
3,020,000	Wells Fargo & Co. (SOFR + 1.500%)[4]	03/02/33	3.350	2,377,847
				75,302,626
	BEVERAGES (0.3%)
2,875,000	Brown-Forman Corp.	04/15/33	4.750	2,665,991

	DIVERSIFIED FINANCIAL SERVICES (3.5%)
1,265,000	American Express Co.	03/04/27	2.550	1,132,610
1,250,000	American Express Co. (SOFR + 2.255%)[4]	05/26/33	4.989	1,113,996
2,685,000	Avolon Holdings Funding, Ltd.[1]	07/01/24	3.950	2,631,787
925,000	Avolon Holdings Funding, Ltd.[1]	01/15/26	5.500	890,636
3,055,000	Bread Financial Holdings, Inc.[1]	12/15/24	4.750	2,954,654
2,338,000	Brightsphere Investment Group, Inc.	07/27/26	4.800	2,115,890
2,345,000	Capital One Financial Corp.	05/11/27	3.650	2,115,225
1,630,000	Capital One Financial Corp. (SOFR + 3.070%)[4]	10/30/31	7.624	1,629,210
2,485,000	Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance[1]	02/15/26	3.875	2,192,389
2,550,000	GCM Grosvenor Diversified Alternatives Issuer LLC[1,2]	11/15/41	6.000	2,040,510
2,050,000	Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc.[1]	02/01/27	6.375	1,868,062
4,620,000	Sculptor Alternative Solutions LLC[1,2]	05/15/37	6.000	3,842,454
2,655,000	Strategic Credit Opportunities Partners LLC	04/01/26	4.250	2,404,732
				26,932,155
	ELECTRIC (3.3%)
1,840,000	Alabama Power Co.	03/15/32	3.050	1,493,652
4,160,000	Alexander Funding Trust II1	07/31/28	7.467	4,130,103
2,100,000	Duke Energy Florida LLC	11/15/52	5.950	1,943,366
1,880,000	Duke Energy Ohio, Inc.	04/01/53	5.650	1,667,017
1,950,000	Duke Energy Progress LLC	03/15/53	5.350	1,660,214

The accompanying notes are an integral part of these financial statements.

14

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	ELECTRIC (continued)
$5,065,000	Edison International (5-Year CMT Index + 4.698%)4,[6]		5.375%	$4,539,110
3,375,000	Florida Power & Light Co.	05/15/33	4.800	3,093,276
2,095,000	Narragansett Electric Co.[1]	04/09/30	3.395	1,785,750
2,120,000	Nevada Power Co.	05/01/53	5.900	1,929,235
3,500,000	Oncor Electric Delivery Co. LLC[1]	05/15/28	4.300	3,306,956
				25,548,679
	ENERGY-ALTERNATE SOURCES (0.5%)
4,500,000	NextEra Energy Partners LP1	06/15/26	2.500	3,879,000

	FOOD (0.5%)
4,355,000	Nestle Holdings, Inc.[1]	03/14/30	4.950	4,210,150

	HEALTHCARE-PRODUCTS (0.4%)
3,035,000	Medtronic Global Holdings SCA	03/30/33	4.500	2,757,840

	HEALTHCARE-SERVICES (0.6%)
2,545,000	PeaceHealth Obligated Group	11/15/50	3.218	1,422,818
3,260,000	Providence St Joseph Health Obligated Group	10/01/33	5.403	3,055,766
490,000	Sutter Health	08/15/30	2.294	386,927
				4,865,511
	INSURANCE (10.5%)
4,175,000	Aegon, Ltd. (6-Month USD-LIBOR + 3.540%)[4]	04/11/48	5.500	3,773,145
2,940,000	American Coastal Insurance Corp.	12/15/27	7.250	2,396,100
2,880,000	Ascot Group, Ltd.[1]	12/15/30	4.250	2,102,971
2,035,000	Athene Global Funding[1]	06/29/25	2.550	1,894,564
2,790,000	Athene Holding, Ltd.	02/01/33	6.650	2,688,659
5,715,000	AXIS Specialty Finance LLC (5-Year CMT Index + 3.186%)[4]	01/15/40	4.900	4,495,959
2,920,000	Corebridge Financial, Inc. (5-Year CMT Index + 3.846%)[4]	12/15/52	6.875	2,697,679
3,175,000	Corebridge Global Funding[1]	09/19/28	5.900	3,135,956
4,210,000	Doctors Co. An Interinsurance Exchange[1]	01/18/32	4.500	3,078,026
1,600,000	Enstar Finance LLC (5-Year CMT Index + 5.468%)[4]	09/01/40	5.750	1,407,731
4,100,000	Enstar Finance LLC (5-Year CMT Index + 4.006%)[4]	01/15/42	5.500	3,268,053
5,540,000	F&G Annuities & Life, Inc.	01/13/28	7.400	5,472,978
2,195,000	Fairfax Financial Holdings, Ltd.	04/29/30	4.625	1,948,424
4,765,000	Fidelis Insurance Holdings, Ltd. (5-Year CMT Index + 6.323%)[1,4]	04/01/41	6.625	4,515,158
3,128,000	First American Financial Corp.	08/15/31	2.400	2,259,379
3,485,000	Global Atlantic Finance Co.[1]	06/15/33	7.950	3,241,514

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INSURANCE (continued)
$1,690,000	Metropolitan Life Global Funding I1	03/21/29	3.300%	$1,476,850
2,280,000	Metropolitan Life Global Funding I1	03/28/33	5.150	2,086,653
1,580,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (5 – Year CMT Index + 3.982%)[1,4]	05/23/42	5.875	1,495,552
3,708,000	PartnerRe Finance B LLC (5 – Year CMT Index + 3.815%)[4]	10/01/50	4.500	3,047,567
5,720,000	RenaissanceRe Holdings, Ltd.	06/05/33	5.750	5,262,195
2,995,000	SiriusPoint, Ltd.[1]	11/01/26	4.600	2,620,625
3,125,000	Stewart Information Services Corp.	11/15/31	3.600	2,224,608
4,830,000	Swiss Re Finance Luxembourg S.A. (5 – Year CMT Index + 3.582%)[1,4]	04/02/49	5.000	4,503,975
2,520,000	Teachers Insurance & Annuity Association of America[1]	05/15/50	3.300	1,511,001
6,280,000	Universal Insurance Holdings, Inc.	11/30/26	5.625	5,520,836
3,515,000	Willis North America, Inc.	05/15/33	5.350	3,203,418
				81,329,576
	INVESTMENT COMPANIES (6.0%)
1,445,000	Blue Owl Capital Corp. II1	11/26/24	4.625	1,399,614
2,560,000	Blue Owl Technology Finance Corp.[1]	06/30/25	6.750	2,483,526
2,490,000	Capital Southwest Corp.	01/31/26	4.500	2,315,700
1,635,000	CION Investment Corp.	02/11/26	4.500	1,496,998
5,725,000	Fairfax India Holdings Corp.[1]	02/26/28	5.000	5,080,937
2,930,000	Franklin BSP Lending Corp.[1]	12/15/24	4.850	2,819,757
1,370,000	FS KKR Capital Corp.	02/01/25	4.125	1,320,081
3,450,000	FS KKR Capital Corp.[1]	02/14/25	4.250	3,310,967
2,330,000	Gladstone Capital Corp.	01/31/26	5.125	2,196,025
2,580,000	Golub Capital BDC, Inc.	04/15/24	3.375	2,539,509
1,965,000	Main Street Capital Corp.	05/01/24	5.200	1,944,272
2,960,000	MidCap Financial Investment Corp.	07/16/26	4.500	2,654,522
3,185,000	Morgan Stanley Direct Lending Fund	02/11/27	4.500	2,922,607
2,095,000	OFS Capital Corp.	02/10/26	4.750	1,839,473
2,535,000	PennantPark Floating Rate Capital, Ltd.	04/01/26	4.250	2,314,274
3,025,000	Saratoga Investment Corp.	02/28/26	4.375	2,789,002
3,050,000	Silver Point Specialty Credit Fund, L.P.[1,2]	11/04/26	4.000	2,624,070
1,775,000	Stellus Capital Investment Corp.	03/30/26	4.875	1,569,512
3,165,000	Trinity Capital, Inc.	12/15/26	4.250	2,769,427
				46,390,273

The accompanying notes are an integral part of these financial statements.

16

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	MACHINERY-DIVERSIFIED (0.6%)
$2,275,000	CNH Industrial Capital LLC	04/10/28	4.550%	$2,137,954
2,450,000	CNH Industrial Capital LLC	01/12/29	5.500	2,374,761
				4,512,715
	MEDIA (0.4%)
2,850,000	CCO Holdings LLC / CCO Holdings Capital Corp.[1]	03/01/31	7.375	2,693,310

	MINING (0.3%)
2,485,000	Glencore Funding LLC[1]	10/06/28	6.125	2,463,480

	PACKAGING & CONTAINERS (0.5%)
2,465,000	Amcor Finance USA, Inc.	05/26/33	5.625	2,295,781
1,465,000	AptarGroup, Inc.	03/15/32	3.600	1,194,293
				3,490,074
	PHARMACEUTICALS (0.9%)
730,000	Bausch Health Cos., Inc.[1]	06/01/28	4.875	364,117
3,885,000	Bristol-Myers Squibb Co.	02/01/31	5.750	3,861,411
2,945,000	Pfizer Investment Enterprises Pte, Ltd.	05/19/30	4.650	2,769,330
				6,994,858
	PIPELINES (1.2%)
4,045,000	Energy Transfer LP (3-Month USD-LIBOR + 4.028%)4,[6]		9.654	3,811,745
1,725,000	EnLink Midstream LLC[1]	09/01/30	6.500	1,655,775
2,430,000	Harvest Midstream I LP1	09/01/28	7.500	2,302,554
1,150,000	Northriver Midstream Finance LP1	02/15/26	5.625	1,086,750
				8,856,824
	PRIVATE EQUITY (0.2%)
2,095,000	Apollo Management Holdings LP (5 – Year CMT Index + 3.266%)[1,4]	01/14/50	4.950	1,861,639

	REAL ESTATE INVESTMENT TRUSTS (5.6%)
3,340,000	American Tower Trust #1[1]	03/15/28	5.490	3,279,588
4,140,000	Arbor Realty SR, Inc.[1]	10/15/27	8.500	3,911,670
3,765,000	Blackstone Mortgage Trust, Inc.[1]	01/15/27	3.750	3,130,731
5,075,000	EF Holdco / EF Cayman Hold / Ellington Finance REIT Cayman/TRS / EF Cayman Non-MTM[1]	04/01/27	5.875	4,592,727
3,440,000	Extra Space Storage LP	07/01/30	5.500	3,253,835
2,955,000	Federal Realty OP LP	05/01/28	5.375	2,848,332
2,065,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	06/15/26	3.375	1,817,651
2,300,000	HAT Holdings I LLC / HAT Holdings II LLC[1]	09/15/30	3.750	1,650,925
The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	REAL ESTATE INVESTMENT TRUSTS (continued)
$5,635,000	Realty Income Corp.	07/15/33	4.900%	$5,008,701
2,750,000	Rexford Industrial Realty LP	06/15/28	5.000	2,598,902
2,000,000	SBA Tower Trust[1]	01/15/28	6.599	1,995,681
1,380,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	02/12/25	3.500	1,333,954
1,945,000	Scentre Group Trust 1 / Scentre Group Trust 2[1]	01/28/26	3.625	1,846,240
1,345,000	Scentre Group Trust 2 (5 – Year CMT Index + 4.685%)[1,4]	09/24/80	5.125	1,108,883
3,495,000	Simon Property Group LP	03/08/33	5.500	3,247,839
2,065,000	Starwood Property Trust, Inc.[1]	01/15/27	4.375	1,771,584
				43,397,243
	RETAIL (0.5%)
1,155,000	Macy’s Retail Holdings LLC[1]	03/15/30	5.875	977,115
3,450,000	Nordstrom, Inc.	04/01/30	4.375	2,677,942
				3,655,057
	SEMICONDUCTORS (0.3%)
2,100,000	ams-OSRAM AG1	07/31/25	7.000	2,061,004

	TELECOMMUNICATIONS (0.1%)
875,000	Connect Finco S.a r.l. / Connect US Finco LLC[1]	10/01/26	6.750	815,969

	TRUCKING & LEASING (0.8%)
1,925,000	Penske Truck Leasing Co. LP / PTL Finance Corp.[1]	02/01/28	5.700	1,859,642
2,380,000	Penske Truck Leasing Co. LP / PTL Finance Corp.[1]	05/01/28	5.550	2,291,688
2,050,000	Penske Truck Leasing Co. LP / PTL Finance Corp.[1]	08/01/28	6.050	2,011,228
				6,162,558
	Total Corporate Bonds (Cost $406,143,989)			369,836,029

	LOAN PARTICIPATIONS AND ASSIGNMENTS (12.4%)
4,599,000	AAdvantage Loyality IP, Ltd. (3-Month CME Term SOFR + 4.750%)[4]	04/20/28	10.427	4,656,487
3,291,435	AHP Health Partners, Inc. (1-Month CME Term SOFR + 3.500%)[4]	08/24/28	8.939	3,287,321
4,503,000	Air Canada (3-Month CME Term SOFR + 3.500%)[4]	08/11/28	9.128	4,495,120
2,242,184	AL NGPL Holdings LLC (1-Month CME Term SOFR + 3.500%)[4]	04/13/28	8.830	2,229,112
2,995,836	Allen Media LLC (3-Month CME Term SOFR + 5.500%)[4]	02/10/27	11.040	2,640,080

The accompanying notes are an integral part of these financial statements.

18

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$2,284,962	Allspring Buyer LLC (3-Month CME Term SOFR + 3.250%)[4]	11/01/28	8.949%	$2,223,199
945,450	Allspring Buyer LLC (3-Month CME Term SOFR + 4.000%)[4]	11/01/28	9.438	920,632
2,412,139	Athenahealth Group, Inc. (1-Month CME Term SOFR + 3.250%)[4]	02/15/29	8.577	2,333,311
1,177,794	Avolon TLB Borrower 1 (US) LLC Term B6 (1-Month CME Term SOFR + 2.500%)[4]	06/22/28	7.839	1,177,193
1,914,003	Axalta Coating Systems Dutch Holding B BV Term B5 (3-Month CME Term SOFR + 2.500%)[4]	12/20/29	7.890	1,914,730
2,231,250	Bausch Health Companies, Inc. (1-Month CME Term SOFR + 5.250%)[4]	02/01/27	10.689	1,684,594
2,767,236	BCP Renaissance Parent LLC Term B4 (3-Month CME Term SOFR + 3.500%)[4]	10/31/28	8.896	2,749,941
1,365,767	Buckeye Partners LP Term B1 (1-Month CME Term SOFR + 2.250%)[4]	11/01/26	7.666	1,363,923
3,602,775	Central Parent LLC (3-Month CME Term SOFR + 4.000%)[4]	07/06/29	9.406	3,579,213
3,811,263	Connect Finco S.a.r.l. (1-Month CME Term SOFR + 3.500%)[4]	12/11/26	8.824	3,714,799
1,428,571	Delos Aircraft Designated Activity Co. (3-Month CME Term SOFR + 2.000%)[4]	10/31/27	7.402	1,427,686
2,260,442	Eastern Power LLC (1-Month CME Term SOFR + 3.750%)[4]	10/02/25	9.189	2,186,344
2,306,050	Elanco Animal Health, Inc. (1-Month CME Term SOFR + 1.750%)[4]	08/01/27	7.165	2,250,428
1,896,300	Geon Performance Solutions LLC (Fka. Echo US Holdings LLC) (3-Month CME Term SOFR + 4.750%)[4]	08/18/28	10.402	1,847,319
1,652,465	GIP II Blue Holding, LP (1-Month CME Term SOFR + 4.500%)[4]	09/29/28	9.939	1,652,168
1,547,483	Global Medical Response, Inc. (3-Month CME Term SOFR + 4.250%)[4]	03/14/25	9.895	998,776
4,526,799	ILPEA Parent, Inc. (1-Month CME Term SOFR + 4.500%)[4]	06/22/28	9.944	4,436,263
3,890,000	INEOS Enterprises Holdings US Finco LLC Term B (3-Month CME Term SOFR + 3.750%)[4]	07/08/30	9.272	3,805,704
1,652,665	Iridium Satellite LLC Term B3 (1-Month CME Term SOFR + 2.500%)[4]	09/20/30	7.824	1,649,310
2,527,683	Jazz Pharmaceuticals Plc. (1-Month CME Term SOFR + 3.500%)[4]	05/05/28	8.939	2,526,268

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	LOAN PARTICIPATIONS AND ASSIGNMENTS (continued)
$2,251,500	LendingTree, Inc. Term B (1 – Month CME Term SOFR + 3.750%)[4]	09/15/28	9.189%	$1,828,218
2,705,625	Lumen Technologies, Inc. Term A (1-Month CME Term SOFR + 2.000%)[4]	01/31/25	7.439	2,550,052
3,004,250	Medline Borrower, LP (1-Month CME Term SOFR + 3.250%)[4]	10/23/28	8.689	2,983,611
3,023,950	MIP V Waste LLC (1-Month CME Term SOFR + 3.250%)[4]	12/08/28	8.689	3,008,830
3,013,500	MPH Acquisition Holdings LLC (3-Month CME Term SOFR + 4.250%)[4]	09/01/28	9.916	2,790,832
5,517,988	OCM System One Buyer CTB LLC (3-Month CME Term SOFR + 4.000%)[4]	03/02/28	9.540	5,483,500
2,360,288	Organon & Co. (1-Month CME Term SOFR + 3.000%)[4]	06/02/28	8.450	2,352,617
3,371,900	Propulsion (BC) Newco LLC (3-Month CME Term SOFR + 3.750%)[4]	09/14/29	9.140	3,349,983
1,688,000	SkyMiles IP, Ltd. (3-Month CME Term SOFR + 3.750%)[4]	10/20/27	9.166	1,727,043
1,796,425	Starwood Property Mortgage LLC (1-Month CME Term SOFR + 3.250%)[4]	11/18/27	8.574	1,784,084
2,941,117	United AirLines, Inc. Term B (1-Month CME Term SOFR + 3.750%)[4]	04/21/28	9.189	2,930,088
1,120,077	Verscend Holding Corp. Team B1 (1-Month CME Term SOFR + 4.000%)[4]	08/27/25	9.439	1,118,442
1,778,786	Vistra Operations Company LLC (fka Tex Operations Co. LLC) (1-Month CME Term SOFR + 1.750%)[4]	12/31/25	7.189	1,777,113
	Total Loan Participations and Assignments (Cost $98,250,941)			95,434,334

	MUNICIPAL BONDS (0.6%)
1,645,000	Indiana Finance Authority, Revenue Bonds	03/01/51	3.313	1,002,368
5,605,000	Port Authority of New York & New Jersey, Revenue Bonds	10/01/33	2.000	4,018,503
	Total Municipal Bonds (Cost $7,325,759)			5,020,871

	PREFERRED STOCKS (2.7%)
79,000	Apollo Global Management, Inc. (5 – Year CMT Index + 3.226%)[4]	09/15/53	7.625	2,066,640
99,600	Crescent Capital BDC, Inc.	05/25/26	5.000	2,330,640
178,600	Eagle Point Credit Co., Inc.	01/31/29	5.375	3,804,180
66,200	Ellington Financial, Inc. (5 – Year CMT Index + 5.130%)4,[6]		8.625	1,472,950

The accompanying notes are an integral part of these financial statements.

20

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	PREFERRED STOCKS (continued)
$132,600	Gladstone Investment Corp.	11/01/28	4.875%	$2,994,108
93,600	Horizon Technology Finance Corp.	03/30/26	4.875	2,245,464
130,800	Oxford Lane Capital Corp.	01/31/27	5.000	2,918,148
114,000	Trinity Capital, Inc.	01/16/25	7.000	2,880,780
	Total Preferred Stocks (Cost $22,400,836)			20,712,910

	RESIDENTIAL MORTGAGE BACKED SECURITIES (0.1%)
359,709	Cascade Funding Mortgage Trust 2018 – RM2[1,3,4]	10/25/68	4.000	353,978
414,596	Cascade Funding Mortgage Trust 2019 – RM3[1,3,4]	06/25/69	2.800	401,905
329,430	RMF Proprietary Issuance Trust 2019 – 1[1,3,4]	10/25/63	2.750	278,556
	Total Residential Mortgage Backed Securities (Cost $1,099,934)			1,034,439

	U.S. TREASURY BILLS (0.3%)
1,250,000	U.S. Treasury Bill[7,8]	01/25/24	0.000	1,234,338
1,450,000	U.S. Treasury Bill[7,8]	04/18/24	0.000	1,413,751
	Total U.S. Treasury Bills (Cost $2,648,707)			2,648,089

	U.S. TREASURY BONDS AND NOTES (8.5%)
3,900,000	U.S. Treasury Bond	08/15/41	1.750	2,315,473
19,675,000	U.S. Treasury Bond	02/15/43	3.875	16,357,918
3,085,000	U.S. Treasury Bond	08/15/50	1.375	1,404,398
30,725,000	U.S. Treasury Bond	02/15/53	3.625	23,941,496
300,000	U.S. Treasury Note[8]	08/15/26	1.500	273,469
500,000	U.S. Treasury Note[8]	08/31/28	1.125	420,117
400,000	U.S. Treasury Note[8]	05/15/30	0.625	304,922
23,250,000	U.S. Treasury Note[8]	05/15/33	3.375	20,558,086
	Total U.S. Treasury Bonds and Notes (Cost $74,869,763)			65,575,879

TOTAL INVESTMENTS (Cost $828,635,103)[9]			99.1%	$766,025,618
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			0.9%	6,605,407
NET ASSETS			100.0%	$772,631,025

____________

1   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2023 was $357,472,961 or 46.3% of net assets.

2   Security that used significant unobservable inputs to determine fair value.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

3   This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.

4   Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2023 coupon or interest rate.

5       When-Issued transaction.

6   Security is perpetual in nature and has no stated maturity date.

7   Security issued with zero coupon. Income is recognized through accretion of discount.

8   All or a portion of this security is held at the broker as collateral for open futures contracts.

9   The aggregate cost of investments and derivatives for federal income tax purposes is $817,600,961, the aggregate gross unrealized appreciation is $13,421,123 and the aggregate gross unrealized depreciation is $77,346,914, resulting in net unrealized depreciation of $63,925,791.

Abbreviations:

CME – Chicago Mercantile Exchange.

CMT – Constant Maturity Treasury.

LIBOR – London Interbank Offered Rate.

SOFR – Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

22

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

FINANCIAL FUTURES CONTRACTS

The following futures contracts were open at October 31, 2023:

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
U.S. Long Bond	247	December 2023	$29,690,135	$27,031,062	$(2,659,073)
U.S. Treasury 10-Year Notes	680	December 2023	74,777,828	72,196,875	(2,580,953)
U.S. Ultra 10-Year Notes	670	December 2023	76,206,704	72,914,844	(3,291,860)
U.S. Ultra Bond	284	December 2023	36,168,906	31,967,750	(4,201,156)
					$(12,733,042)
Contracts to Sell:
U.S. Treasury 5-Year Notes	212	December 2023	$22,531,625	$22,149,031	$382,594
Net Unrealized (Loss) on Open Futures Contracts					$(12,350,448)

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

24

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
Asset Backed Securities	$—	$149,377,023	$6,126,472	$155,503,495
Commercial Mortgage Backed Securities	—	48,676,041	1,583,531	50,259,572
Corporate Bonds	—	361,328,995	8,507,034	369,836,029
Loan Participations and Assignments	—	95,434,334	—	95,434,334
Municipal Bonds	—	5,020,871	—	5,020,871
Preferred Stocks	20,712,910	—	—	20,712,910
Residential Mortgage Backed Securities	—	1,034,439	—	1,034,439
U.S. Treasury Bills	—	2,648,089	—	2,648,089
U.S. Treasury Bonds and Notes	—	65,575,879	—	65,575,879
Total Investment, at value	$20,712,910	$729,095,671	$16,217,037	$766,025,618

Other Financial Instruments, at value
Financial Futures Contracts	$(12,350,448)	$—	$—	$(12,350,448)
Other Financial Instruments, at value	$(12,350,448)	$—	$—	$(12,350,448)

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH INCOME FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2023:

	Asset Backed Securities	Commercial Mortgage Backed Securities	Corporate Bonds	Total
Balance as of October 31, 2022	$6,860,896	$6,703,260	$11,623,862	$25,188,018
Purchases	—	—	395,513	395,513
Sales/Paydowns	(727,779)	(4,986,050)	(570,213)	(6,284,042)
Realized gains/(losses)	—	—	(154,944)	(154,944)
Change in unrealized appreciation/ (depreciation)	(6,645)	(133,660)	1,062,132	921,827
Amortization	—	(19)	43,782	43,763
Transfers from Level 3	—	—	(3,893,098)	(3,893,098)
Transfers to Level 3	—	—	—	—
Balance as of October 31, 2023	$6,126,472	$1,583,531	$8,507,034	$16,217,037

Fund investments classified as Level 3 were either single broker quoted or fair valued using a market approach or an income approach with valuation inputs such as a discounted cash flow model or market price information adjusted for changes in an appropriate index. As of October 31, 2023, $8,627,249 of value of the Level 3 assets in the Fund was based on a single quote from a broker.

The accompanying notes are an integral part of these financial statements.

26

BBH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at value (Cost $828,635,103)	$766,025,618
Cash	1,862,999
Foreign currency at value (Cost $226)	244
Receivables for:
Interest	7,032,022
Investments sold	6,357,179
Shares sold	244,989
Futures variation margin on open contracts	97,051
Dividends	40,402
Interest from Custodian	1,133
Total Assets	781,661,637

LIABILITIES:
Payables for:
Investments purchased	6,999,337
Shares redeemed	1,504,232
Investment advisory and administrative fees	253,606
Dividends declared	124,377
Professional fees	94,155
Custody and fund accounting fees	37,079
Transfer agent fees	3,471
Board of Trustees’ fees	1,353
Accrued expenses and other liabilities	13,002
Total Liabilities	9,030,612
NET ASSETS	$772,631,025

Net Assets Consist of:
Paid-in capital	$908,063,089
Accumulated deficit	(135,432,064)
Net Assets	$772,631,025

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($772,631,025 ÷ 93,124,007 shares outstanding)	$8.30

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

BBH INCOME FUND
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT INCOME:
Income:
Dividends	$1,107,855
Interest income	39,670,815
Interest income from Custodian	21,512
Other income	34,082
Total Income	40,834,264

Expenses:
Investment advisory and administrative fees	2,806,785
Custody and fund accounting fees	139,086
Professional fees	106,477
Board of Trustees’ fees	77,238
Transfer agent fees	38,835
Miscellaneous expenses	67,786
Total Expenses	3,236,207
Net Investment Income	37,598,057

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(4,726,692)
Net realized loss on futures contracts	(20,579,243)
Net realized loss on investments in securities and futures contracts	(25,305,935)
Net change in unrealized appreciation/(depreciation) on investments in securities	(4,325,411)
Net change in unrealized appreciation/(depreciation) on futures contracts	4,018,224
Net change in unrealized appreciation/(depreciation) on foreign currency translations	16
Net change in unrealized appreciation/(depreciation) on investments in securities, futures contracts and foreign currency translations	(307,171)
Net Realized and Unrealized Loss	(25,613,106)
Net Increase in Net Assets Resulting from Operations	$11,984,951
The accompanying notes are an integral part of these financial statements.

28

BBH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$37,598,057	$21,964,633
Net realized loss on investments in securities and futures contracts	(25,305,935)	(36,598,001)
Net change in unrealized appreciation/(depreciation) on investments in securities, futures contracts and foreign currency translations	(307,171)	(86,805,617)
Net increase/(decrease) in net assets resulting from operations	11,984,951	(101,438,985)

Dividends and distributions declared:
Class I	(37,555,733)	(21,910,553)

Share transactions:
Proceeds from sales of shares	377,670,836	141,932,385
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	4,877,819	2,974,846
Proceeds from short-term redemption fees	7,073	1,609
Cost of shares redeemed	(131,621,537)	(86,537,595)
Net increase in net assets resulting from share transactions	250,934,191	58,371,245
Total increase/(decrease) in net assets	225,363,409	(64,978,293)

NET ASSETS:
Beginning of year	547,267,616	612,245,909
End of year	$772,631,025	$547,267,616

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

BBH INCOME FUND
FINANCIAL HIGHLIGHTS Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.49	$10.49	$10.77	$10.61	$9.83
Income from investment operations:
Net investment income[1]	0.47	0.36	0.34	0.34	0.36
Net realized and unrealized gain/(loss)	(0.20)	(2.00)	0.15	0.46	0.78
Total income/(loss) from investment operations	0.27	(1.64)	0.49	0.80	1.14
Dividends and distributions to shareholders:
From net investment income	(0.46)	(0.36)	(0.33)	(0.34)	(0.36)
From net realized gains	—	—	(0.44)	(0.30)	—
Total dividends and distributions to shareholders	(0.46)	(0.36)	(0.77)	(0.64)	(0.36)
Short-term redemption fees[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$8.30	$8.49	$10.49	$10.77	$10.61
Total return[3]	3.10%	(15.93)%	4.64%	7.87%	11.76%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$773	$547	$612	$468	$406
Ratio of expenses to average net assets before reductions	0.46%	0.47%	0.47%	0.48%	0.52%
Fee waiver[4]	—%	—%	—%	—%	(0.02)%
Ratio of expenses to average net assets after reductions	0.46%	0.47%	0.47%	0.48%	0.50%
Ratio of net investment income to average net assets	5.36%	3.77%	3.19%	3.24%	3.49%
Portfolio turnover rate	56%	56%	69%	116%	77%

____________

1   Calculated using average shares outstanding for the year.

2   Less than $0.01.

3   Assumes the reinvestment of distributions.

4   The ratio of expenses to average net assets for the years ended October 31, 2023, 2022, 2021, 2020, 2019 reflect fees reduced as result of a contractual operating expense limitation of the Fund to 0.50%. The agreement is effective through March 1, 2024 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2023, 2022, 2021, 2020, 2019, the waived fees were $–, $–, $–, $– and $55,757, respectively.

The accompanying notes are an integral part of these financial statements.

30

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2023, there were eight series of the Trust. The Fund commenced operations on June 27, 2018 and offers two share classes, Class N and Class I. As of October 31, 2023, Class N shares are not available for purchase by investors but may be offered in the future. The investment objective of the Fund is to provide maximum total return, with an emphasis on current income, consistent with preservation of capital and prudent investment management. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	31

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Financial Futures Contracts. The Fund may enter into open futures contracts in order to economically hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund’s initial investment.

Open future contracts held at October 31, 2023, are listed in the Portfolio of Investments.

For the year ended October 31, 2023, the average monthly notional amount of open futures contracts was $236,244,986. The range of monthly notional amounts was $ 210,774,842 to $ 266,041,236.

32

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

Fair Values of Derivative Instruments as of October 31, 2023

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/ (depreciation) on futures contracts	$382,594	*	Net unrealized appreciation/ (depreciation) on futures contracts	$(12,733,042	)*

Total		$382,594			$(12,733,042)

____________

*   Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations
Interest Rate Risk
Net Realized Loss on Derivatives
Futures Contracts	$(20,579,243)

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$4,018,224

E. Private Placement Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A or the requirements stated in Regulation S and Regulation D of the 1933 Act (“Private Placement Securities”). A Private Placement Security may be considered illiquid, under the U.S. Securities and Exchange Commission (“SEC”) Regulations for open-end investment companies, and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Private Placement Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Private Placement Securities and all investments in Private Placement Securities will be carefully monitored. Information regarding Private Placement Securities is included at the end of the Portfolio of Investments.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	33

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

F. Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan assignment, the Fund acquires the loan in whole or in part and becomes a lender under the loan agreement. The Fund generally has the right to enforce compliance with the terms of the loan agreement with the borrower.

Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year Secured Overnight Financing Rate (“SOFR”).

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

G. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any

34

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $37,555,733 and $21,910,553 to Class I shares during the years ended October 31, 2023 and October 31, 2022, respectively. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the years ended October 31, 2023 and 2022, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2023:	$ 37,555,733	$ —	$ 37,555,733	$ —	$ 37,555,733
2022:	21,910,553	—	21,910,553	—	21,910,553

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$ 93,181	$ —	$ (71,475,095)	$ 10,909,765	$ (74,959,915)	$ (135,432,064)
2022:	28,575	—	(48,543,872)	13,306,759	(74,652,744)	(109,861,282)

The Fund had $71,475,095 net capital loss carryforwards as of October 31, 2023, of which $33,306,628 and $38,168,467, is attributable to short-term and long-term capital losses, respectively.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	35

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

I. Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Effective June 27, 2018 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.40% per annum. For the year ended October 31, 2023, the Fund incurred $2,806,785 for services under the Agreement.

B. Investment Advisory and Administrative Fee Waivers. Effective June 27, 2018 (commencement of operations), the Investment Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit the total annual fund operating expenses (excluding interests, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) for Class I shares to 0.50%. The agreement will terminate on March 1, 2024, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2023, the Investment Adviser waived fees in the amount of $0 for Class I.

36

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

C. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value, effective September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $139,086 in custody and fund accounting fees. The Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2023 was $21,512. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not incur any such fees during the year ended October 31, 2023. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

D. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $77,238 in independent Trustee compensation and expense reimbursements.

E. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Investment Transactions. For the year ended October 31, 2023, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $615,879,516 and $389,274,114, respectively.

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I shares of beneficial interest, at no par value. Transactions in Class I shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	43,293,311	$ 377,670,836	14,985,215	$ 141,932,385
Shares issued in connection with reinvestments of dividends	561,634	4,877,819	315,033	2,974,846
Proceeds from short-term redemption fees	N/A	7,073	N/A	1,609
Shares redeemed	(15,212,056)	(131,621,537)	(9,170,419)	(86,537,595)
Net increase	28,642,889	$ 250,934,191	6,129,829	$ 58,371,245
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	37

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (illiquid investment risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (non-U.S. investment risk). Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities (investment in other investment companies risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Due to uncertainty regarding the ability of the issuer to pay principal and interest, securities that are rated below investment grade (i.e., Ba1/BB+ or lower) (junk bond risk), and their unrated equivalents, may be subject to greater risks than securities which have higher credit ratings, including a high risk of default. If the issuer of the securities in which the Fund invests redeems them before maturity the Fund may have to reinvest the proceeds in securities that pay a lower interest rate (call risk). The Fund invests in asset-backed (asset-backed securities risk) and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund’s use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities and may cause the Fund to be more volatile (leverage risk). Loan participations and assignment, delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investments in a company at a time when it might not otherwise decide to do so (loan risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations. Natural disasters, the spread of infectious illness and other public health

38

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). A significant investment of Fund assets within one or more sectors, industries, securities and/or durations may increase the Fund’s sensitivity to adverse economic, business, political, or other, risks associated with such sector, industry, security or duration (sector risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). While the U.S. Government has historically provided financial support to U.S. government-sponsored agencies or instrumentalities during times of financial stress, such as the various actions taken to stabilize the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation during the credit crisis of 2008, no assurance can be given that it will do so in the future. Such securities are neither issued nor guaranteed by the U.S. Treasury (U.S. Government Agency Securities Risk). The Fund may invest in private placement securities that are issued pursuant to Regulation S, Regulation D and Rule 144A which have not been registered with the SEC. These securities may be subject to contractual restrictions which prohibit or limit their resale (private placement risk). The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates were phased out by the end of 2021, some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR transition risk). The Fund may invest in convertible securities which may perform in a similar manner to a regular debt security and are subject to variety of risks, including investment risk and interest rate risk (convertible securities risk). The Fund may invest in preferred securities which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities are subject to issuer specific and market risks applicable generally to equity securities (preferred securities risk). The Fund may also invest in notes issued by Business Development Companies (“BDCs”). These notes are subject to risks similar to those of other issuers and those of investment companies (business development company risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	39

BBH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

40

BBH INCOME FUND
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023, to October 31, 2023).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	41

BBH INCOME FUND
DISCLOSURE OF FUND EXPENSES (continued) October 31, 2023 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class I
Actual	$1,000	$957	$2.27
Hypothetical[2]	$1,000	$1,023	$2.35

____________

1   Expenses are equal to the Fund’s annualized expense ratio of 0.46% for Class I shares, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period).

2   Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

42

BBH INCOME FUND
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest — Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	43

BBH INCOME FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

44

BBH INCOME FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	45

BBH INCOME FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

46

BBH INCOME FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	47

BBH INCOME FUND
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

The qualified investment income (“QII”) percentage for the year ended October 31, 2023 was 81.70%. In January 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2023. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

48

TRUSTEES AND OFFICERS OF BBH INCOME FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2023 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999 – 2018); Lovell Minnick Partners, Advisers Counsel (2018 – present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	49

TRUSTEES AND OFFICERS OF BBH INCOME FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012 – present).	8	None.
50

TRUSTEES AND OFFICERS OF BBH INCOME FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	51

BBH INCOME FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM October 31, 2023 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the funds of BBH Trust (the “Funds”), as the Program Administrator for the Fund’s liquidity risk management program (the “Program”). The Board met on March 7, 2023 to review the Program for the Funds pursuant to the Liquidity Rule. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness for the period from February 1, 2022 through January 31, 2023 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets. The Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investments. The Program Administrator relied on a third-party data provider to facilitate the classification of the Fund’s investments based on criteria in the Fund’s Program. During the Reporting Period, the Fund did not hold more than 15% of its net assets in illiquid investments.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that the Fund did not approach the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum to the Fund as provided for in the Liquidity Rule.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether the Fund’s investment strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size.

52

BBH INCOME FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued) October 31, 2023 (unaudited)

The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which the Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	53

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s website at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2023

Bbh Select Series — Large Cap Fund

BBH SELECT SERIES – LARGE CAP FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

The investment objective of BBH Select Series-Large Cap Fund (the “Fund”) is to provide investors with long-term growth of capital. The Fund seeks to provide attractive compounded returns over full market cycles and outperform in down markets. We employ a bottom-up, fundamental process that seeks to invest in competitively advantaged, well-managed, cash generative businesses that provide essential products and services. With reducing the likelihood of permanent loss of capital on any single investment being one of our key goals, we work to identify risks outside of company management’s control so we can consider the range of potential outcomes for each business. Our portfolio construction decisions are driven by an approach that considers the quality of the businesses, its long-term growth prospects, and valuation relative to our appraisals of intrinsic value1. We invest with a long-term ownership perspective and an expectation that our returns will be driven by the underlying earnings power of the businesses, its effectiveness at deploying capital, and its operational and financial resilience during periods of economic stress. We do not prioritize benchmark sensitivity in managing the Fund – neither in terms of sector exposures nor individual position weights. As a result, we expect our active share2 will remain relatively high, and performance of the Fund may differ meaningfully from major indexes at various points within a market cycle as we maintain our independent perspective and focus on long-term compounding.

For the fiscal year ending October 31st, 2023, the Fund gained 14.16% net of fees. During the same period, the benchmark S&P 500 Index (“S&P 500”) gained 10.14%. Both the Fund and the benchmark Index benefited from moderating inflation, expectations of more benign monetary policy and resilient corporate profits. Outperformance of the Fund relative to the Index was primarily due to strong security selection in the Industrials, Consumer Discretionary and Materials sectors.

Since its inception on September 9th, 2019, the Fund returned 6.45% net of fees on an annualized basis, compared to 10.41% for the S&P 500. While security selection has remained positive, the Fund’s underperformance for the period primarily resulted from underexposure to a small group of Technology companies that drove a substantial share of the Index’s returns. Nevertheless, our portfolio companies have executed well and have produced solid growth and fundamental economic performance while maintaining appropriately conservative capital structures. These achievements are evident at the aggregate portfolio level, where we have observed attractive growth in revenue, cash flow and earnings, superior profit margins, returns on capital, and healthy balance sheets.

The Fund’s top contributors during fiscal 2023 were primarily in the Information Technology and Communication Services sectors. These holdings included Microsoft (MSFT), Alphabet (GOOG) and KLA Corp. (KLAC). All three holdings enjoyed strong secular growth, relative immunity to inflationary factors, and their exceptionally strong balance sheets positioned them well for the higher interest rate environment. The Fund’s largest detractors during the period were Signature Bank (SBNY), Dollar General (DG) and Thermo Fisher Scientific (TMO). Declines in these holdings were idiosyncratic; Signature Bank was seized by regulators following a run on deposits precipitated by a regional banking crisis, Dollar General experienced supply chain challenges and weakness among its core customer base, and Thermo Fisher experienced an unexpected softening of demand for its life sciences tools and services.

2

BBH SELECT SERIES – LARGE CAP FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

During fiscal 2023, the Fund initiated a new investment in UnitedHealth (UNH). As the largest and most diversified US managed care organization, healthcare IT company, physician group and the 3rd largest US pharmacy benefit manager (PBM), we believe United’s scale and diversification constitute sustainable competitive advantages that will continue to drive industry-leading growth and profitability. The Fund exited three positions during the period, which included Signature Bank (SBNY), Celanese (CE), and Dollar General (DG). Signature was seized by regulators following a run on its deposits in early March. Celanese was sold due to its high financial leverage and risks associated with two key end markets – China and the US automotive industry. And finally, Dollar General was sold due to concerns over weakness in key customer categories, as well operational and governance challenges.

As of October 31st, 2023, the Fund held positions in 26 companies, with 49.4% of the assets held in the 10 largest holdings and 6.3% in cash. Turnover for the 12-month period was 8.87%. The Fund ended the fiscal year trading at roughly 87% of our underlying intrinsic value estimates on a weighted average basis.

____________

1   BBH’s estimate of the present value of the cash that a business can generate and distribute to shareholders over its remaining life.

2   Active Share is defined as the percentage of a portfolio’s holding that differs from its benchmark index.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH SELECT SERIES – LARGE CAP FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Growth of $10,000 Invested in BBH Select Series - Large Cap Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Class I shares of the Fund since inception (September 9, 2019) to October 31, 2023 as compared to the S&P 500.

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$15,072
$13,173
9/9/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
BBH Select Series - Large Cap*
S&P 500

Total Return for the Period Ended October 31, 2023		
	One Year	Since Inception (Annualized)
Class I	14.63%	6.88%
Class R	14.16%	6.45%

*net of fees and expenses

The annualized gross expense ratios as shown in the February 28, 2023 prospectus for Class I and Retail Class shares were 0.71% and 3.39%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

____________

1   The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 is an unmanaged weighted index of 500 stocks providing a broad indicator of stock price movements. The composition of the index is materially different than the Fund’s holdings. The index is unmanaged. Investments cannot be made in an index.

4

BBH SELECT SERIES – LARGE CAP FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of BBH Select Series – Large Cap Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Select Series – Large Cap Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from September 9, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 9, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	5

BBH SELECT SERIES – LARGE CAP FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

6

BBH SELECT SERIES – LARGE CAP FUND
PORTFOLIO ALLOCATION October 31, 2023

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Common Stock:
Basic Materials	$20,838,038	5.3%
Communications	47,381,793	12.2
Consumer Cyclical	33,560,692	8.6
Consumer Non-Cyclical	80,890,860	20.7
Financials	78,846,731	20.2
Industrials	35,031,201	9.0
Technology	71,968,784	18.5
Cash and Other Assets in Excess of Liabilities	21,584,002	5.5
NET ASSETS	$390,102,101	100.0%

All data as of October 31, 2023. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	7

BBH SELECT SERIES – LARGE CAP FUND
PORTFOLIO OF INVESTMENTS October 31, 2023

All investments in the United States, except as noted.

Shares		Value
	COMMON STOCK (94.5%)
	BASIC MATERIALS (5.3%)
54,527	Linde, Plc. (Ireland)	$20,838,038
	Total Basic Materials	20,838,038

	COMMUNICATIONS (12.2%)
191,389	Alphabet, Inc. (Class C)[1]	23,981,042
85,028	Amazon.com, Inc.[1]	11,316,377
4,332	Booking Holdings, Inc.[1]	12,084,374
	Total Communications	47,381,793

	CONSUMER CYCLICAL (8.6%)
235,036	Copart, Inc.[1]	10,228,767
22,835	Costco Wholesale Corp.	12,614,967
104,281	NIKE, Inc. (Class B)	10,716,958
	Total Consumer Cyclical	33,560,692

	CONSUMER NON-CYCLICAL (20.7%)
115,731	Abbott Laboratories	10,942,366
199,086	Alcon, Inc. (Switzerland)	14,198,814
46,508	Diageo, Plc. ADR (United Kingdom)	7,138,978
55,213	Nestle S.A. ADR (Switzerland)	5,949,753
28,982	S&P Global, Inc.	10,123,702
26,669	Thermo Fisher Scientific, Inc.	11,861,571
14,594	UnitedHealth Group, Inc.	7,815,963
81,909	Zoetis, Inc. (Class A)	12,859,713
	Total Consumer Non-Cyclical	80,890,860

	FINANCIALS (20.2%)
70,842	Arthur J Gallagher & Co.	16,682,583
50	Berkshire Hathaway, Inc. (Class A)[1]	25,891,250
52,263	Mastercard, Inc. (Class A)	19,669,180
105,027	Progressive Corp.	16,603,718
	Total Financials	78,846,731

	INDUSTRIALS (9.0%)
141,769	AO Smith Corp.	9,889,805
130,826	Graco, Inc.	9,726,913
93,802	Waste Management, Inc.	15,414,483
	Total Industrials	35,031,201

The accompanying notes are an integral part of these financial statements.

8

BBH SELECT SERIES – LARGE CAP FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

All investments in the United States, except as noted.

Shares		Value
	COMMON STOCK (continued)
	TECHNOLOGY (18.5%)
19,165	Adobe, Inc.[1]	$10,196,930
33,782	KLA Corp.	15,867,405
63,609	Microsoft Corp.	21,506,839
150,359	Oracle Corp.	15,547,121
62,323	Texas Instruments, Inc.	8,850,489
	Total Technology	71,968,784
	Total Common Stock
	(Cost $260,371,373)	368,518,099

TOTAL INVESTMENTS (Cost $260,371,373)[2]	94.5%	$368,518,099
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	5.5%	21,584,002
NET ASSETS	100.00%	$390,102,101

____________

1   Non-income producing security.

2   The aggregate cost for federal income tax purposes is $260,371,831, the aggregate gross unrealized appreciation is $112,815,764 and the aggregate gross unrealized depreciation is $4,669,496, resulting in net unrealized appreciation of $108,146,268.

Abbreviation:

ADR − American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	9

BBH SELECT SERIES – LARGE CAP FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

— Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

— Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).

— Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

10

BBH SELECT SERIES – LARGE CAP FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As Level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
Common Stock:
Basic Materials	$20,838,038	$—	$—	$20,838,038
Communications	47,381,793	—	—	47,381,793
Consumer Cyclical	33,560,692	—	—	33,560,692
Consumer Non-Cyclical	80,890,860	—	—	80,890,860
Financials	78,846,731	—	—	78,846,731
Industrials	35,031,201	—	—	35,031,201
Technology	71,968,784	—	—	71,968,784
Total Investments, at value	$368,518,099	$—	$—	$368,518,099
The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH SELECT SERIES – LARGE CAP FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at value (Cost $260,371,373)	$368,518,099
Cash	21,273,191
Receivables for:
Dividends	383,779
Shares sold	293,512
Interest from Custodian	84,730
Total Assets	390,553,311
LIABILITIES:
Payables for:
Net investment advisory and administrative fees	207,623
Shares redeemed	164,774
Professional fees	60,755
Custody and fund accounting fees	7,322
Transfer agent fees	4,042
Board of Trustees’ fees	1,350
Distribution fees	182
Accrued expenses and other liabilities	5,162
Total Liabilities	451,210
NET ASSETS	$390,102,101
Net Assets Consist of:
Paid-in capital	$283,443,674
Retained earnings	106,658,427
Net Assets	$390,102,101
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS I SHARES
($389,228,131 ÷ 31,092,743 shares outstanding)	$12.52
RETAIL CLASS SHARES
($873,970 ÷ 70,652 shares outstanding)	$12.37

The accompanying notes are an integral part of these financial statements.

12

BBH SELECT SERIES – LARGE CAP FUND
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $37,053)	$3,409,419
Interest income from Custodian	627,755
Total Income	4,037,174
Expenses:
Investment advisory and administrative fees	2,567,296
Board of Trustees’ fees	74,184
Professional fees	69,897
Transfer agent fees	46,776
Custody and fund accounting fees	29,130
Distribution fees	2,200
Miscellaneous expenses	74,880
Total Expenses	2,864,363
Investment advisory and administrative fee waiver	(33,607)
Net Expenses	2,830,756
Net Investment Income	1,206,418
NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments in securities	(2,691,557)
Net change in unrealized appreciation/(depreciation) on investments in securities	54,377,097
Net Realized and Unrealized Gain	51,685,540
Net Increase in Net Assets Resulting from Operations	$52,891,958

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH SELECT SERIES – LARGE CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$1,206,418	$833,410
Net realized gain/(loss) on investments in securities	(2,691,557)	6,011,951
Net change in unrealized appreciation/(depreciation) on investments in securities	54,377,097	(91,844,873)
Net increase/(decrease) in net assets resulting from operations	52,891,958	(84,999,512)

Dividends and distributions declared:
Class I	(5,421,653)	(15,461,745)
Retail Class	(10,209)	(57,689)
Total dividends and distributions declared	(5,431,862)	(15,519,434)

Share transactions:
Proceeds from sales of shares	32,816,223	69,625,181
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	778,348	2,698,512
Proceeds from short-term redemption fees	655	2
Cost of shares redeemed	(62,786,493)	(68,824,127)
Net increase/(decrease) in net assets resulting from share transactions	(29,191,267)	3,499,568
Total increase/(decrease) in net assets	18,268,829	(97,019,378)

NET ASSETS:
Beginning of year	371,833,272	468,852,650
End of year	$390,102,101	$371,833,272

The accompanying notes are an integral part of these financial statements.

14

BBH SELECT SERIES – LARGE CAP FUND
FINANCIAL HIGHLIGHTS Selected per share data and ratios for a Class I share outstanding throughout each year/period.
	For the years ended October 31,				For the period from September 9, 2019 (commencement of operations) to October 31, 2019
	2023	2022	2021	2020
Net asset value, beginning of year/period	$11.08	$14.12	$10.30	$10.12	$10.00
Income from investment operations:
Net investment income[1]	0.04	0.03	0.04	0.03	0.01
Net realized and unrealized gain/(loss)	1.56	(2.60)	3.82	0.15	0.11
Total income/(loss) from investment operations	1.60	(2.57)	3.86	0.18	0.12
Dividends and distributions to shareholders:
From net investment income	(0.02)	(0.04)	(0.04)	(0.00)[2]	—
From net realized gains	(0.14)	(0.43)	—	—	—
Total dividends and distributions to shareholders	(0.16)	(0.47)	(0.04)	(0.00)[2]	—
Short-term redemption fees[1]	0.00[2]	—	0.00[2]	0.00[2]	—
Net asset value, end of year/period	$12.52	$11.08	$14.12	$10.30	$10.12
Total return[3]	14.63%	(18.93)%	37.56%	1.82%	1.20%[4]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$389	$371	$467	$387	$397
Ratio of expenses to average net assets before reductions	0.72%	0.71%	0.70%	0.74%	0.75%[5]
Fee waiver[6]	—%	—%	—%	—%	(0.01)%[5]
Ratio of expenses to average net assets after reductions	0.72%	0.71%	0.70%	0.74%	0.74%[5]
Ratio of net investment income to average net assets	0.31%	0.20%	0.29%	0.34%	0.52%[5]
Portfolio turnover rate	9%	26%	18%	38%	0%[4]

____________

1   Calculated using average shares outstanding for the year/period.

2   Less than $0.01.

3   Assumes the reinvestment of distributions.

4   Not annualized.

5   Annualized with the exception of audit fees, legal fees and registration fees.

6   The ratio of expenses to average net assets for the years ended October 31, 2023, 2022, 2021, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.80%. The Agreement is effective through March 1, 2024 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2023, 2022, 2021, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $0, $0, $0, $0 and $27,976, respectively.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH SELECT SERIES – LARGE CAP FUND
FINANCIAL HIGHLIGHTS (continued) Selected per share data and ratios for a Retail Class share outstanding throughout each year/period.
	For the years ended October 31,				For the period from September 9, 2019 (commencement of operations) to October 31, 2019
	2023	2022	2021	2020
Net asset value, beginning of year/period	$10.97	$13.99	$10.24	$10.09	$10.00
Income from investment operations:
Net investment income/(loss)[1]	(0.00)[2]	(0.02)	(0.01)	0.002	0.01
Net realized and unrealized gain/(loss)	1.54	(2.57)	3.80	0.15	0.08
Total income/(loss) from investment operations	1.54	(2.59)	3.79	0.15	0.09
Dividends and distributions to shareholders:
From net investment income	—	—	(0.04)	—	—
From net realized gains	(0.14)	(0.43)	—	—	—
Total dividends and distributions to shareholders	(0.14)	(0.43)	(0.04)	—	—
Short-term redemption fees[1]	—	0.00[2]	—	—	0.002
Net asset value, end of year/period	$12.37	$10.97	$13.99	$10.24	$10.09
Total return[3]	14.16%	(19.17)%	37.10%	1.49%	0.90%[4]
Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$1	$1	$2	$2	$2
Ratio of expenses to average net assets before reductions	4.87%	3.39%	2.68%	3.48%	5.79%[5]
Fee waiver[6]	(3.82)%	(2.34)%	(1.63)%	(2.43)%	(4.74)%[5]
Ratio of expenses to average net assets after reductions	1.05%	1.05%	1.05%	1.05%	1.05%[5]
Ratio of net investment income/(loss) to average net assets	(0.03)%	(0.14)%	(0.06)%	0.03%	0.46%[5]
Portfolio turnover rate	9%	26%	18%	38%	0%[4]

____________

1   Calculated using average shares outstanding for the year/period.

2   Less than $0.01.

3   Assumes the reinvestment of distributions.

4   Not annualized.

5   Annualized with the exception of audit fees, legal fees and registration fees.

6   The ratio of expenses to average net assets for the years ended October 31, 2023, 2022, 2021, 2020 and the period ended October 31, 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class of 1.05%. The Agreement is effective through March 1, 2024 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2023, 2022, 2021, 2020 and the period from September 9, 2019 to October 31, 2019 the waived fees were $33,607, $31,413, $27,841, $47,750 and $8,357, respectively.

The accompanying notes are an integral part of these financial statements.

16

BBH SELECT SERIES – LARGE CAP FUND
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2023, there were eight series of the Trust. The Fund commenced operations on September 9, 2019 and offers two share classes, Class I and Retail Class. Neither Class I shares nor Retail Class shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to provide investors with long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large capitalization publicly traded equity securities, consisting primarily of common stock. The investment objective of the Fund is to provide investors with long-term growth of capital.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of such investments. Investments may be fair valued by Brown

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH SELECT SERIES – LARGE CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

18

BBH SELECT SERIES – LARGE CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for open tax period since September 9, 2019 (commencement of operations). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $5,421,653 and $10,209 to Class I shares and Retail Class shareholders, respectively, during the year ended October 31, 2023 and the amount of $15,461,745 and $57,689 to Class I shares and Retail Class shareholders, respectively, during the year ended October 31, 2022.

The tax character of distributions paid during the years ended October 31, 2023 and 2022, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2023:	$ 829,034	$ 4,602,828	$ 5,431,862	$ —	$ 5,431,862
2022:	1,201,040	14,318,394	15,519,434	—	15,519,434

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$ 1,203,717	$ —	$ (2,691,557)	$ (458)	$ 108,146,725	$ 106,658,427
2022:	826,333	4,602,828	—	(458)	53,769,628	59,198,331

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH SELECT SERIES – LARGE CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund had $2,691,557 net capital loss carryforwards as of October 31, 2023, of which $2,691,557 and $0, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) would be attributable primarily to the tax deferral of losses on wash sales, if applicable.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F. Use of Estimates. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.65% per annum on the first $3 billion of the Fund’s average daily net assets and 0.60% per annum on the Fund’s average daily net assets over $3 billion. For year ended October 31, 2023, the Fund incurred $2,567,296 under the Agreement.

B. Investment Advisory and Administrative Fee Waivers. Effective September 9, 2019 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class I and Retail Class to 0.80%. The agreement will terminate on March 1, 2024, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2023, the Investment Adviser waived fees in the amount of $0 and $33,607 for Class I and Retail Class, respectively.

20

BBH SELECT SERIES – LARGE CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

C. Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for distribution-related services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of investment in Retail Class shares and may cost the Retail Class shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be no greater than 1.05% of the average daily net assets. For the year ended October 31, 2023, Retail Class shares of the Fund incurred $2,200 for Distribution (12b-1) Fees. This amount is presented under line item “Distribution fees” in the Statement of Operations.

D. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value, effective September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $29,130 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund for the year ended October 31, 2023 was $627,755. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The Fund did not incur any such fees during the year ended October 31, 2023. This amount, if any, is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $74,184 in independent Trustee compensation and expense reimbursements.

F. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Investment Transactions. For the year ended October 31, 2023, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $35,026,008 and $66,530,188, respectively.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH SELECT SERIES – LARGE CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class I and Retail Class shares of beneficial interest at no par value. Transactions in Class I and Retail Class shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Class I
Shares sold	2,715,842	$ 32,782,805	5,522,010	$ 69,601,637
Shares issued in connection with reinvestments of dividends	67,204	768,139	186,763	2,640,823
Proceeds from short-term redemption fees	N/A	655	N/A	N/A
Shares redeemed	(5,163,596)	(62,702,974)	(5,303,439)	(68,011,770)
Net increase/(decrease)	(2,380,550)	$ (29,151,375)	405,334	$ 4,230,690
Retail Class
Shares sold	2,603	$ 33,418	1,770	$ 23,544
Shares issued in connection with reinvestments of dividends	904	10,209	4,112	57,689
Proceeds from short-term redemption fees	N/A	N/A	N/A	2
Shares redeemed	(6,729)	(83,519)	(66,106)	(812,357)
Net decrease	(3,222)	$ (39,892)	(60,224)	$(731,122)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2023 and 2022. Specifically:

During the year ended October 31, 2023, there were no exchanges between Class I and Retail Class.

During the year ended October 31, 2022, there were no exchanges between Class I and Retail Class.

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable

22

BBH SELECT SERIES – LARGE CAP FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (non-U.S. investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund invests in large cap company securities, which may underperform other funds during periods when the Fund’s large cap securities are out of favor (large cap company risk). Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities may pay dividends only after the company makes required payments on bonds and other debt. If a company experiences actual or perceived changes in its financial condition or prospects, the value of preferred securities may be more greatly affected than the value of bonds and other debt (Preferred Security risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. The BBH Trust’s Board of Trustee’s has approved a one-time conversion of the BBH Select Series – Large Cap Fund’s Retail Class shares to the Fund’s Institutional Class shares to occur on or before December 21, 2023.

Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no other subsequent events that would require recognition or additional disclosure in the financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH SELECT SERIES – LARGE CAP FUND
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

24

BBH SELECT SERIES – LARGE CAP FUND
DISCLOSURE OF FUND EXPENSES (continued) October 31, 2023 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class I
Actual	$1,000	$1,026	$3.63
Hypothetical[2]	$1,000	$1,022	$3.62
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Retail Class
Actual	$1,000	$1,024	$5.36
Hypothetical[2]	$1,000	$1,020	$5.35

____________

1   Expenses are equal to the Fund’s annualized expense ratio of 0.71% and 1.05% for Class I and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365.

2   Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH SELECT SERIES – LARGE CAP FUND
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest – Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser, and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies

26

BBH SELECT SERIES – LARGE CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

BBH SELECT SERIES – LARGE CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

28

BBH SELECT SERIES – LARGE CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

BBH SELECT SERIES – LARGE CAP FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

30

BBH SELECT SERIES – LARGE CAP FUND
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

The Fund hereby designates $4,604,154 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

In January 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2023. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	31

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2023, is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014-2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018-Present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.

32

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	33

TRUSTEES AND OFFICERS OF BBH SELECT SERIES – LARGE CAP FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

34

BBH SELECT SERIES – LARGE CAP FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM October 31, 2023 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the funds of BBH Trust (the “Funds”), as the Program Administrator for the Fund’s liquidity risk management program (the “Program”). The Board met on March 7, 2023 to review the Program for the Funds pursuant to the Liquidity Rule. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness for the period from February 1, 2022 through January 31, 2023 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets. The Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investments. The Program Administrator relied on a third-party data provider to facilitate the classification of the Fund’s investments based on criteria in the Fund’s Program. During the Reporting Period, the Fund did not hold more than 15% of its net assets in illiquid investments.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that the Fund did not approach the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum to the Fund as provided for in the Liquidity Rule.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether the Fund’s investment strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	35

BBH SELECT SERIES – LARGE CAP FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued) October 31, 2023 (unaudited)

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which the Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

36

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2023

BBH Intermediate Municipal Bond Fund

BBH INTERMEDIATE MUNICIPAL BOND FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

BBH Intermediate Municipal Bond Fund (the “Fund”) Class I produced a total return of 3.60% (net of fees and expenses) for the twelve-month period ending October 31, 2023, as compared to its benchmark, Barclays Capital 1-15 Year Municipal Index,1 which had a return of 2.47% over the same period. Throughout the measurement period, changing investor expectations regarding inflation and monetary policy drove significant market volatility.

The objective of the Intermediate Municipal Bond Fund is to protect our investors’ capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits that provide attractive yields or return potential. Our objective and strategy have remained the same since we launched the Fund on April 1, 2014. The Fund’s net assets increased from both net inflows and positive returns, ending October at just under $750 million.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. We entered the fiscal year with very attractive valuations that resulted from the Fed’s most aggressive policy tightening in forty years along with record outflows from industry funds. Throughout the fiscal year we enjoyed a broad opportunity set from higher base rates, wide credit spreads, and healthy compensation for off-the-run structures. Elevated market volatility also enhanced our opportunity set and kept us on our toes. The lone weak spot was the second consecutive year of very light issuance, which helped drive strong competition for bonds in the primary market.

For the twelve-month period, intermediate and long-term tax-exempt interest rates increased by 30 basis points2, while short maturity yields climbed 50 basis points. The credit-sensitive portions of the Municipal market recovered some of their prior underperformance. Relative to an equal-weighted blend of AAA- and AA-rated securities, BBB-rated and Municipal High Yield outperformed by 100 basis points during the year. Despite the Fund’s low exposure to BBB-rated bonds and no high-yield positions, it still performed strongly relative to its benchmark and its peers. A core element of the Fund’s strategy is to focus on niches of the municipal market that fall outside the comfort zone of household investors. This has allowed us to enhance the risk-adjusted return of the Fund. To preserve Fund liquidity, we focus on high quality securities in these areas.

We invest our portfolios from the bottom-up and have continued to identify more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2023, the Fund held approximately 83% of its net assets in Revenue Bonds and the balance in GOs. Within the Revenue sector, the Fund’s largest exposure remained to State Housing Finance Authority (HFA) sector, which comprised 24% of net assets. The Fund also held significant exposures to the Prepaid Natural Gas and Airport sectors which represented 15% and 13% of net assets, respectively. Also of note was the significant variability in money market valuations. Throughout the year, we traded actively between Variable Rate Demand Notes (VRDNs) and Treasury Bills to maximize the after-tax yield on the Fund’s cash balances. Consequently, portfolio turnover for the fiscal year was elevated.

2

BBH INTERMEDIATE MUNICIPAL BOND FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

The Fund continued to hold large exposures to bonds with non-standard coupons such as zero-coupon bonds and floating-rate notes. As of October 31st, these two types of bonds comprised 15% and 10% of the fund’s net assets, respectively. Beyond these positions, we also accumulated many longer maturity holdings to lock in their yields, help bridge over the yield curve inversion, and to keep the Fund’s duration relatively in-line with its benchmark.

We are very excited about the opportunities currently available in the municipal market. We believe the Fund is well-positioned with its holdings of high-quality credits that have provided the most attractive yields in over a decade.

Thank you for your continued confidence.

____________

1   Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market. One cannot invest directly in an index. Bloomberg® and the Bloomberg indexes are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Brown Brothers Harriman & Co (BBH). Bloomberg is not affiliated with BBH, and Bloomberg does not approve, endorse, review, or recommend the BBH strategies. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the fund.

2   One “basis point” or “bp” is 1/100th of a percent (0.01% or 0.0001).

     Credit ratings reflect the credit quality of the underlying issues in the portfolio and not of the portfolio itself. Issues with credit ratings of BBB or better are considered to be investment grade, with adequate capacity to meet financial commitments. Issues with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption. Portfolio holdings and characteristics are subject to change.

     Portfolio holdings and characteristics are subject to change.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH INTERMEDIATE MUNICIPAL BOND FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued) October 31, 2023

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2023 as compared to the BMBB.

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
4/30/14
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
$12,111
$11,817
BBH Intermediate Municipal Bond Fund*
BMBB

Total Return for the Period Ended October 31, 2023			
	One Year	Five Years (Annualized)	Since Inception (Annualized)
Class N	3.39%	1.15%	2.02%
Class I	3.60%	1.34%	2.18%

*net of fees and expenses

The annualized gross expense ratios as shown in the February 28, 2023 prospectus for Class N and Class I shares were 0.70% and 0.46%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

____________

1   The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.

4

BBH INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of BBH Intermediate Municipal Bond Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

____________

/s/ DELOITTE & TOUCHE LLP

____________

Boston, Massachusetts
December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	5

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO ALLOCATION October 31, 2023

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$769,856,597	103.2%
Liabilities in Excess of Cash and Other Assets	(24,006,521)	(3.2)
NET ASSETS	$745,850,076	100.0%

All data as of October 31, 2023. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$111,561,909	14.5%
AA	374,325,860	48.6
A	236,182,856	30.7
BBB	47,785,972	6.2
TOTAL INVESTMENTS	$769,856,597	100.0%

All data as of October 31, 2023. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (103.2%)
	Alabama (0.7%)
$2,000,000	Black Belt Energy Gas District, Revenue Bonds[1,2]	06/01/49	5.500%	$2,024,377
3,375,000	Industrial Development Board of the City of Mobile Alabama, Revenue Bonds[1,2]	06/01/34	3.920	3,323,944
	Total Alabama			5,348,321

	Arizona (3.4%)
4,555,000	Chandler Industrial Development Authority, Revenue Bonds[1,2]	12/01/37	4.100	4,429,340
2,000,000	Coconino County Pollution Control Corp., Revenue Bonds[1,2]	09/01/32	4.125	1,961,062
3,000,000	County of Yavapai Industrial Development Authority, Revenue Bonds	06/01/27	1.300	2,627,558
3,800,000	Salt Verde Financial Corp., Revenue Bonds	12/01/28	5.250	3,836,732
3,000,000	Salt Verde Financial Corp., Revenue Bonds	12/01/32	5.000	2,982,424
10,000,000	Salt Verde Financial Corp., Revenue Bonds	12/01/37	5.000	9,697,702
	Total Arizona			25,534,818

	Arkansas (0.4%)
1,000,000	County of Pulaski, Revenue Bonds	03/01/40	5.000	1,008,130
1,000,000	County of Pulaski, Revenue Bonds	03/01/41	5.000	1,004,034
1,000,000	County of Pulaski, Revenue Bonds	03/01/42	5.000	996,868
	Total Arkansas			3,009,032

	California (7.0%)
9,550,000	Allan Hancock Joint Community College District, General Obligation Bonds[3]	08/01/42	0.000	7,007,418
3,270,000	Anaheim Public Financing Authority, Revenue Bonds, AGM[3]	09/01/30	0.000	2,412,332
1,000,000	Antelope Valley Community College District, General Obligation Bonds[3]	08/01/34	0.000	614,229
1,000,000	Antelope Valley Community College District, General Obligation Bonds[3]	08/01/36	0.000	544,141
1,000,000	Antelope Valley Community College District, General Obligation Bonds[3]	08/01/38	0.000	477,793
1,000,000	Chaffey Joint Union High School District, General Obligation Bonds[3]	08/01/39	0.000	461,815
1,500,000	Chaffey Joint Union High School District, General Obligation Bonds[3]	08/01/40	0.000	650,946
1,000,000	Chaffey Joint Union High School District, General Obligation Bonds[3]	08/01/42	0.000	386,048
1,785,000	Chaffey Joint Union High School District, General Obligation Bonds[3]	08/01/43	0.000	650,604

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	7

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$1,000,000	Chaffey Joint Union High School District, General Obligation Bonds[3]	08/01/44	0.000%	$343,887
1,450,000	Chino Valley Unified School District, General Obligation Bonds[3]	08/01/34	0.000	904,279
2,200,000	Chino Valley Unified School District, General Obligation Bonds[3]	08/01/35	0.000	1,301,056
5,645,000	Lake Tahoe Unified School District, General Obligation Bonds, AGM[3]	08/01/45	0.000	3,892,028
755,000	Long Beach Bond Finance Authority, Revenue Bonds (3-Month CME Term SOFR + 1.450%)[2]	11/15/27	5.220	745,831
6,775,000	Mount San Antonio Community College District, General Obligation Bonds[3]	08/01/43	0.000	5,893,705
7,030,000	Northern California Gas Authority No 1, Revenue Bonds (3-Month CME Term SOFR + 0.720%)[2]	07/01/27	4.510	6,945,877
1,200,000	Rialto Unified School District, General Obligation Bonds, BAM[3]	08/01/40	0.000	495,870
1,430,000	Rialto Unified School District, General Obligation Bonds, BAM[3]	08/01/42	0.000	522,614
6,300,000	Rio Hondo Community College District, General Obligation Bonds[3]	08/01/36	0.000	3,449,446
13,000,000	Rio Hondo Community College District, General Obligation Bonds[3]	08/01/43	0.000	4,481,216
4,350,000	Rio Hondo Community College District, General Obligation Bonds[3]	08/01/44	0.000	1,413,621
1,035,000	Roseville Joint Union High School District, General Obligation Bonds[3]	08/01/33	0.000	666,040
3,850,000	San Diego County Regional Airport Authority, Revenue Bonds	07/01/36	5.250	3,975,963
3,070,000	San Mateo Union High School District, General Obligation Bonds[3]	09/01/41	0.000	2,759,502
1,075,000	Santa Rita Union School District, General Obligation Bonds, AGM[3]	08/01/33	0.000	701,071
1,040,000	Windsor Unified School District, General Obligation Bonds[3]	08/01/33	0.000	661,650
	Total California			52,358,982

	Colorado (1.4%)
3,000,000	City & County of Denver Airport System Revenue, Revenue Bonds	11/15/36	5.750	3,250,558
2,500,000	Colorado Health Facilities Authority, Revenue Bonds[2,4]	11/01/23	3.820	2,500,000
2,620,000	Colorado Health Facilities Authority, Revenue Bonds	11/15/43	4.000	2,256,935

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Colorado (continued)
$552,028	Colorado Housing & Finance Authority, Revenue Bonds, GNMA	11/01/48	4.200%	$529,139
3,700,000	E-470 Public Highway Authority, Revenue Bonds, NPFG[3]	09/01/35	0.000	2,067,435
	Total Colorado			10,604,067

	Connecticut (2.3%)
165,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/30	2.000	136,154
450,000	Connecticut Housing Finance Authority, Revenue Bonds	11/15/30	2.050	371,104
400,000	Connecticut Housing Finance Authority, Revenue Bonds	05/15/31	2.100	321,873
2,155,000	Connecticut Housing Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	05/15/42	4.250	2,121,790
3,800,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[1,2]	07/01/35	0.375	3,682,167
10,700,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds[1,2]	07/01/49	1.100	10,246,375
	Total Connecticut			16,879,463

	District of Columbia (3.5%)
9,600,000	District of Columbia, Revenue Bonds[2,4]	11/01/23	3.870	9,600,000
5,315,000	District of Columbia, Revenue Bonds	07/15/40	5.000	5,129,633
5,000,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/30	5.000	4,988,291
2,840,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/31	5.000	2,845,428
1,170,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/34	5.000	1,179,958
2,085,000	Metropolitan Washington Airports Authority Aviation Revenue, Revenue Bonds	10/01/37	5.000	2,080,955
	Total District of Columbia			25,824,265

	Florida (3.8%)
7,500,000	City of South Miami Health Facilities Authority, Inc., Revenue Bonds	08/15/42	5.000	7,255,607
1,845,000	County of Broward Airport System Revenue, Revenue Bonds	10/01/27	5.000	1,878,464
3,050,000	County of Broward Airport System Revenue, Revenue Bonds	10/01/31	5.000	3,092,370
3,000,000	Florida Housing Finance Corp., Revenue Bonds, FHLMC, FNMA, GNMA	01/01/54	5.500	3,050,639

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	9

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Florida (continued)
$1,920,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/32	5.000%	$1,979,425
2,500,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/36	5.000	2,495,559
5,850,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/36	5.000	5,736,164
3,275,000	Greater Orlando Aviation Authority, Revenue Bonds	10/01/38	5.000	3,224,833
	Total Florida			28,713,061

	Georgia (2.8%)
5,000,000	Development Authority of Burke County, Revenue Bonds[1,2]	01/01/40	1.500	4,731,616
2,800,000	Development Authority of Burke County, Revenue Bonds[1,2]	11/01/45	3.250	2,735,785
780,000	Development Authority of Burke County, Revenue Bonds[1,2]	12/01/49	1.700	753,830
7,500,000	Main Street Natural Gas, Inc., Revenue Bonds[1,2]	12/01/53	5.000	7,443,061
1,750,000	Monroe County Development Authority, Revenue Bonds	07/01/25	2.250	1,649,270
3,935,000	Monroe County Development Authority, Revenue Bonds[1,2]	01/01/39	1.500	3,723,781
	Total Georgia			21,037,343

	Illinois (3.5%)
4,600,000	Illinois Finance Authority, Revenue Bonds[2,4]	11/01/23	3.870	4,600,000
3,915,000	Illinois Finance Authority, Revenue Bonds	02/15/36	5.000	3,900,661
3,470,000	Illinois Finance Authority, Revenue Bonds	08/15/36	4.000	3,208,176
3,000,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	10/01/52	6.250	3,122,434
5,890,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	04/01/53	5.250	5,969,912
5,000,000	Illinois Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	10/01/53	6.250	5,294,483
	Total Illinois			26,095,666

	Indiana (1.5%)
3,000,000	Indiana Finance Authority, Revenue Bonds	11/01/43	5.000	2,917,894
6,880,000	Indiana Housing & Community Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/52	4.750	6,798,294
1,620,000	Indiana Municipal Power Agency, Revenue Bonds[2,4]	11/01/23	4.000	1,620,000
	Total Indiana			11,336,188

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Iowa (0.6%)
$185,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/46	4.000%	$183,656
630,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	3.500	599,389
4,205,000	Iowa Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	3.750	4,064,246
	Total Iowa			4,847,291

	Kentucky (2.5%)
5,000,000	County of Trimble, Revenue Bonds	11/01/27	1.350	4,294,919
7,355,000	Kentucky Public Energy Authority, Revenue Bonds[1,2]	12/01/49	4.000	7,226,888
6,500,000	Kentucky Public Energy Authority, Revenue Bonds (SOFR + 1.200%)[2]	08/01/52	4.758	6,226,418
1,000,000	Louisville/Jefferson County Metropolitan Government, Revenue Bonds[1,2]	10/01/47	5.000	1,019,785
	Total Kentucky			18,768,010

	Louisiana (0.7%)
5,500,000	Louisiana Public Facilities Authority, Revenue Bonds, NPFG (3-Month CME Term SOFR + 0.700%)[2]	02/15/36	4.470	4,953,483
	Total Louisiana			4,953,483

	Maryland (0.6%)
4,400,000	County of Montgomery, General Obligation Bonds[2,4]	11/01/23	3.920	4,400,000
	Total Maryland			4,400,000

	Massachusetts (0.1%)
370,000	Massachusetts Housing Finance Agency, Revenue Bonds	06/01/34	3.300	326,281
485,000	Massachusetts Housing Finance Agency, Revenue Bonds	12/01/36	3.450	414,567
	Total Massachusetts			740,848

	Michigan (0.4%)
40,000	Detroit City School District, General Obligation Bonds, BHAC, FGIC	05/01/25	5.250	40,512
3,250,000	Michigan Strategic Fund, Revenue Bonds[1,2]	06/01/53	3.875	3,031,871
	Total Michigan			3,072,383

	Minnesota (2.2%)
1,400,000	Becker Independent School District No 726, General Obligation Bonds[3]	02/01/32	0.000	938,531
The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Minnesota (continued)
$1,300,000	Duluth Independent School District No 709, General Obligation Bonds[3]	02/01/31	0.000%	$896,626
1,050,000	Duluth Independent School District No 709, General Obligation Bonds[3]	02/01/32	0.000	684,910
1,035,000	Duluth Independent School District No 709, General Obligation Bonds[3]	02/01/33	0.000	637,915
1,000,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/36	5.350	977,611
639,236	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/47	2.930	536,938
557,309	Minnesota Housing Finance Agency, Revenue Bonds, FHA, FHLMC, FNMA, GNMA	01/01/49	3.600	511,741
2,000,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.250	1,958,129
1,398,241	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/49	3.450	1,277,043
625,776	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	06/01/49	3.150	538,755
3,213,107	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	2.470	2,658,670
1,485,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	3.750	1,438,254
3,385,000	Minnesota Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/53	5.000	3,381,422
	Total Minnesota			16,436,545

	Mississippi (0.1%)
1,000,000	Mississippi Business Finance Corp., Revenue Bonds[1,2]	03/01/27	2.200	985,186
	Total Mississippi			985,186

	Missouri (1.2%)
2,835,000	Missouri Housing Development Commission, Revenue Bonds, FHLMC, FNMA, GNMA	11/01/52	4.750	2,807,148
5,915,000	Missouri Housing Development Commission, Revenue Bonds, FHLMC, FNMA, GNMA	05/01/53	5.750	6,069,361
	Total Missouri			8,876,509

	Montana (0.3%)
665,000	Montana Board of Housing, Revenue Bonds	12/01/43	4.000	653,752
1,600,000	Montana Board of Housing, Revenue Bonds	12/01/52	5.000	1,597,554
	Total Montana			2,251,306

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Nebraska (2.3%)
$14,150,000	Central Plains Energy Project, Revenue Bonds[1,2]	05/01/53	5.000%	$13,984,621
1,430,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	3.750	1,389,101
1,745,000	Nebraska Investment Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	1,690,601
	Total Nebraska			17,064,323

	Nevada (0.3%)
2,000,000	County of Clark, Revenue Bonds[1,2]	01/01/36	3.750	1,963,844
	Total Nevada			1,963,844

	New Hampshire (0.5%)
1,000,000	New Hampshire Business Finance Authority, Revenue Bonds	08/01/24	3.125	985,721
2,700,000	New Hampshire Health & Education Facilities Authority Act, Revenue Bonds[2,4]	11/01/23	4.000	2,700,000
	Total New Hampshire			3,685,721

	New Jersey (4.3%)
4,000,000	New Jersey Economic Development Authority, Revenue Bonds[5]	06/15/34	5.000	4,122,097
6,330,000	New Jersey Economic Development Authority, Revenue Bonds[5]	06/15/35	5.000	6,486,303
2,250,000	New Jersey Economic Development Authority, Revenue Bonds[5]	06/15/36	5.250	2,327,572
3,900,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds[2,4]	11/01/23	3.750	3,900,000
11,660,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[3]	12/15/31	0.000	8,003,775
3,535,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, AGM[3]	12/15/33	0.000	2,234,125
1,565,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[3]	12/15/34	0.000	914,890
5,120,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds[3]	12/15/34	0.000	2,993,123
1,750,000	Township of Ewing, General Obligation Bonds	08/01/29	2.000	1,478,345
	Total New Jersey			32,460,230

	New Mexico (2.1%)
8,600,000	City of Farmington, Revenue Bonds	04/01/29	1.800	6,895,696
1,020,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/49	4.000	996,780

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Mexico (continued)
$7,000,000	New Mexico Mortgage Finance Authority, Revenue Bonds, FHLMC, FNMA, GNMA[5]	09/01/54	6.500%	$7,459,533
	Total New Mexico			15,352,009

	New York (6.4%)
800,000	City of New York, General Obligation Bonds[2,4]	11/01/23	4.000	800,000
1,250,000	Metropolitan Transportation Authority, Revenue Bonds	11/15/32	5.000	1,250,877
9,230,000	Metropolitan Transportation Authority, Revenue Bonds (SOFR + 0.330%)[2]	11/01/35	3.888	9,207,087
3,165,000	Metropolitan Transportation Authority, Revenue Bonds	11/15/37	5.000	3,136,148
1,500,000	Metropolitan Transportation Authority, Revenue Bonds[1,2]	11/15/45	5.000	1,529,240
900,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds[2,4]	11/01/23	4.000	900,000
8,000,000	Port Authority of New York & New Jersey, Revenue Bonds	07/15/26	5.000	7,999,845
5,655,000	Port Authority of New York & New Jersey, Revenue Bonds	10/01/31	2.000	4,266,071
1,320,000	Port Authority of New York & New Jersey, Revenue Bonds	10/15/34	5.000	1,366,911
1,500,000	Port Authority of New York & New Jersey, Revenue Bonds	07/15/35	5.000	1,539,599
2,105,000	Port Authority of New York & New Jersey, Revenue Bonds	04/01/36	5.000	2,119,895
1,395,000	Port Authority of New York & New Jersey, Revenue Bonds	08/01/36	5.000	1,421,240
4,800,000	Triborough Bridge & Tunnel Authority, Revenue Bonds[2,4]	11/01/23	4.030	4,800,000
3,280,000	Triborough Bridge & Tunnel Authority, Revenue Bonds (SOFR + 0.380%)[2]	01/01/32	3.938	3,270,269
1,165,000	Triborough Bridge & Tunnel Authority, Revenue Bonds[3]	11/15/35	0.000	653,650
6,500,000	Triborough Bridge & Tunnel Authority, Revenue Bonds[3]	11/15/36	0.000	3,398,627
	Total New York			47,659,459

	North Carolina (3.7%)
1,700,000	Charlotte-Mecklenburg Hospital Authority, Revenue Bonds[2,4]	11/01/23	3.970	1,700,000
6,300,000	Charlotte-Mecklenburg Hospital Authority, Revenue Bonds[2,4]	11/01/23	3.970	6,300,000

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	North Carolina (continued)
$1,680,000	North Carolina Housing Finance Agency, Revenue Bonds	07/01/47	4.000%	$1,652,812
4,150,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/48	4.000	4,065,321
3,580,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/50	4.000	3,485,225
1,975,000	North Carolina Housing Finance Agency, Revenue Bonds	07/01/50	4.000	1,919,272
2,675,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	07/01/51	3.000	2,509,016
6,000,000	North Carolina Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	01/01/54	5.500	6,142,131
	Total North Carolina			27,773,777

	North Dakota (2.1%)
875,000	North Dakota Housing Finance Agency, Revenue Bonds	01/01/49	4.250	861,808
2,800,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/49	4.250	2,754,041
1,885,000	North Dakota Housing Finance Agency, Revenue Bonds	01/01/52	3.000	1,771,790
3,975,000	North Dakota Housing Finance Agency, Revenue Bonds	01/01/53	4.000	3,839,012
6,200,000	North Dakota Housing Finance Agency, Revenue Bonds	07/01/53	5.750	6,361,919
	Total North Dakota			15,588,570

	Ohio (0.8%)
6,285,000	Ohio Air Quality Development Authority, Revenue Bonds[1,2]	11/01/39	4.250	6,149,778
	Total Ohio			6,149,778

	Oklahoma (0.8%)
2,975,000	Oklahoma Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/49	4.000	2,890,980
3,000,000	Oklahoma Housing Finance Agency, Revenue Bonds, FHLMC, FNMA, GNMA	03/01/54	6.000	3,155,339
	Total Oklahoma			6,046,319

	Oregon (5.6%)
3,150,000	Clackamas & Washington Counties School District No 3, General Obligation Bonds[3]	06/15/36	0.000	1,614,843
3,250,000	Clackamas County School District No 12 North Clackamas, General Obligation Bonds[3]	06/15/34	0.000	1,854,856

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Oregon (continued)
$1,500,000	Lane County School District No 40 Creswell, General Obligation Bonds[3]	06/15/43	0.000%	$515,175
1,445,000	Multnomah & Clackamas Counties School District No 10JT Gresham-Barlow, General Obligation Bonds[3]	06/15/32	0.000	962,584
6,000,000	Multnomah & Clackamas Counties School District No 10JT Gresham-Barlow, General Obligation Bonds[3]	06/15/36	0.000	3,171,922
2,250,000	Multnomah County School District No 40, General Obligation Bonds[3]	06/15/38	0.000	1,043,111
21,000,000	Multnomah County School District No 40, General Obligation Bonds[3]	06/15/43	0.000	7,035,693
12,000,000	Multnomah County School District No 7 Reynolds, General Obligation Bonds[3]	06/15/35	0.000	6,446,024
2,000,000	Port of Portland Airport Revenue, Revenue Bonds	07/01/36	5.000	2,008,759
1,045,000	Salem-Keizer School District No 24J, General Obligation Bonds[3]	06/15/35	0.000	580,734
1,905,000	Tillamook Bay Community College District, General Obligation Bonds[3]	06/15/38	0.000	883,167
3,750,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[3]	06/15/31	0.000	2,668,635
3,250,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[3]	06/15/34	0.000	1,986,695
2,000,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[3]	06/15/37	0.000	1,008,867
1,800,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Bonds[3]	06/15/41	0.000	694,708
1,500,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/31	0.000	1,044,651
1,055,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/33	0.000	656,261
3,330,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/37	0.000	1,601,405
6,000,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/39	0.000	2,544,755

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Oregon (continued)
$4,800,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/40	0.000%	$1,915,965
5,000,000	Washington Clackamas & Yamhill Counties School District No 88J, General Obligation Bonds[3]	06/15/41	0.000	1,877,533
	Total Oregon			42,116,343

	Other Territory (0.1%)
915,000	FHLMC Multifamily VRD Certificates, Revenue Bonds	05/15/27	2.304	856,593
	Total Other Territory			856,593

	Pennsylvania (3.2%)
1,980,000	Allegheny County Airport Authority, Revenue Bonds, AGM	01/01/35	5.000	2,010,361
1,000,000	Allegheny County Airport Authority, Revenue Bonds, AGM	01/01/36	5.250	1,026,419
1,000,000	Allegheny County Airport Authority, Revenue Bonds, AGM	01/01/37	5.250	1,017,834
5,555,000	Bethlehem Area School District Authority, Revenue Bonds (SOFR + 0.350%)[2]	07/01/31	3.908	5,424,222
10,700,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds[1,2]	08/01/37	0.580	10,286,683
2,500,000	School District of Philadelphia, General Obligation Bonds	09/01/34	5.000	2,516,369
1,470,000	School District of Philadelphia, General Obligation Bonds	09/01/36	4.000	1,330,191
	Total Pennsylvania			23,612,079

	South Carolina (0.8%)
850,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	07/01/34	2.650	687,574
3,000,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	01/01/54	5.750	3,114,498
2,000,000	South Carolina State Housing Finance & Development Authority, Revenue Bonds	01/01/54	6.000	2,099,404
	Total South Carolina			5,901,476

	South Dakota (2.3%)
40,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/44	4.000	39,902
705,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/45	4.000	699,378

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	South Dakota (continued)
$1,795,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/46	3.500%	$1,767,883
1,475,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/48	4.500	1,458,275
2,295,000	South Dakota Housing Development Authority, Revenue Bonds	11/01/49	4.000	2,231,801
4,840,000	South Dakota Housing Development Authority, Revenue Bonds	05/01/53	5.000	4,832,463
5,580,000	South Dakota Housing Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	05/01/54	6.000	5,770,067
	Total South Dakota			16,799,769

	Tennessee (4.5%)
1,200,000	Metropolitan Nashville Airport Authority, Revenue Bonds	07/01/34	5.250	1,248,986
1,125,000	Metropolitan Nashville Airport Authority, Revenue Bonds	07/01/35	5.250	1,164,974
5,575,000	New Memphis Arena Public Building Authority, Revenue Bonds[3]	04/01/29	0.000	4,817,185
1,750,000	New Memphis Arena Public Building Authority, Revenue Bonds[3]	04/01/33	0.000	1,077,920
3,000,000	New Memphis Arena Public Building Authority, Revenue Bonds[3]	04/01/35	0.000	1,649,034
10,800,000	Public Building Authority of Blount County Tennessee, Revenue Bonds[2,4]	11/01/23	4.000	10,800,000
1,000,000	Tennessee Energy Acquisition Corp., Revenue Bonds	11/01/28	5.000	1,003,557
1,215,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/43	4.000	1,192,058
1,080,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/48	4.000	1,061,423
1,435,000	Tennessee Housing Development Agency, Revenue Bonds	07/01/49	4.250	1,411,653
3,000,000	Tennessee Housing Development Agency, Revenue Bonds	01/01/53	5.000	2,995,150
5,000,000	Tennessee Housing Development Agency, Revenue Bonds, FHLMC, FNMA, GNMA[5]	01/01/54	6.250	5,246,616
	Total Tennessee			33,668,556

	Texas (13.5%)
1,800,000	City of Austin Airport System Revenue, Revenue Bonds	11/15/36	5.000	1,800,419
1,120,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/24	5.000	1,123,085
The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$1,170,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/25	5.000%	$1,178,617
2,000,000	City of Houston Airport System Revenue, Revenue Bonds	07/01/31	5.000	2,042,435
3,355,000	City of Houston Airport System Revenue, Revenue Bonds, AGM	07/01/36	5.000	3,398,004
3,640,000	Fort Bend Independent School District, General Obligation Bonds[1,2]	08/01/51	0.720	3,162,377
1,750,000	Goose Creek Consolidated Independent School District, General Obligation Bonds[1,2]	02/15/35	0.600	1,589,149
1,030,000	Little Elm Independent School District, General Obligation Bonds[1,2]	08/15/48	0.680	967,566
1,025,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/25	5.000	1,032,061
2,500,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/30	5.000	2,539,775
1,500,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/34	5.000	1,489,251
1,000,000	Love Field Airport Modernization Corp., Revenue Bonds	11/01/35	5.000	984,644
4,260,000	Medina Valley Independent School District, General Obligation Bonds[1,2]	02/15/51	0.820	3,873,698
520,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/35	2.150	424,783
2,220,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	07/01/37	2.150	1,578,619
705,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	07/01/37	4.400	664,440
1,575,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	01/01/38	4.300	1,540,415
5,725,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	07/01/38	4.400	5,304,563
1,000,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	09/01/38	4.350	978,372
8,974,483	Texas Department of Housing & Community Affairs, Revenue Bonds, FHLMC, FNMA, GNMA	09/01/47	2.835	6,910,515
1,185,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/50	4.000	1,146,325
1,695,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/51	3.500	1,608,880
2,490,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	01/01/53	5.750	2,559,084

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$3,460,000	Texas Department of Housing & Community Affairs, Revenue Bonds, GNMA	03/01/53	6.000%	$3,623,601
11,805,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds (3-Month CME Term SOFR + 0.700%)[2]	12/15/26	4.500	11,656,706
11,675,000	Texas Municipal Gas Acquisition & Supply Corp. I, Revenue Bonds	12/15/26	6.250	11,899,977
10,520,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month CME Term SOFR + 0.863%)[2]	09/15/27	4.433	10,287,811
9,660,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (3-Month CME Term SOFR + 1.045%)[2]	09/15/27	4.670	9,505,470
2,790,000	Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds (SIFMA Municipal Swap Index Yield + 0.550%)[2]	09/15/27	4.740	2,748,983
3,185,000	Tomball Independent School District, General Obligation Bonds	02/15/36	3.875	2,976,274
	Total Texas			100,595,899

	Utah (0.9%)
6,500,000	County of Utah, Revenue Bonds[2,4]	11/01/23	3.900	6,500,000
	Total Utah			6,500,000

	Virginia (1.9%)
2,750,000	Amelia County Industrial Development Authority, Revenue Bonds	04/01/27	1.450	2,435,908
8,700,000	Wise County Industrial Development Authority, Revenue Bonds[1,2]	10/01/40	0.750	7,967,502
3,700,000	York County Economic Development Authority, Revenue Bonds[1,2]	05/01/33	3.650	3,557,552
	Total Virginia			13,960,962

	Washington (2.3%)
1,590,000	Port of Seattle, Revenue Bonds	06/01/25	3.450	1,555,388
1,500,000	Port of Seattle, Revenue Bonds	06/01/26	3.600	1,447,030
3,750,000	Port of Seattle, Revenue Bonds	04/01/27	5.000	3,761,298
425,000	Port of Seattle, Revenue Bonds	06/01/27	3.750	407,505
5,050,000	Port of Seattle, Revenue Bonds	08/01/34	5.000	5,171,103
1,415,000	Port of Seattle, Revenue Bonds	08/01/35	5.000	1,440,852
3,000,000	Port of Seattle, Revenue Bonds	04/01/39	5.000	2,970,852
295,000	Washington State Housing Finance Commission, Revenue Bonds, FHLMC, FNMA, GNMA	12/01/47	4.000	294,464
	Total Washington			17,048,492

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Wisconsin (5.0%)
$300,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/28	5.250%	$300,275
2,860,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/30	5.000	2,862,238
2,060,000	County of Milwaukee Airport Revenue, Revenue Bonds	12/01/31	5.000	2,054,773
1,100,000	Public Finance Authority, Revenue Bonds[2,4]	11/01/23	3.870	1,100,000
5,345,000	Public Finance Authority, Revenue Bonds[1,2]	10/01/46	3.700	5,096,311
7,700,000	University of Wisconsin Hospitals & Clinics, Revenue Bonds[2,4]	11/01/23	4.000	7,700,000
1,000,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds[2,4]	11/01/23	4.000	1,000,000
10,000,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds[2,4]	11/01/23	4.000	10,000,000
3,000,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds	08/15/36	4.000	2,773,639
4,950,000	Wisconsin Health & Educational Facilities Authority, Revenue Bonds	11/15/43	4.000	4,275,246
	Total Wisconsin			37,162,482

	Wyoming (0.8%)
2,395,000	Wyoming Community Development Authority, Revenue Bonds	12/01/34	3.500	2,129,176
1,665,000	Wyoming Community Development Authority, Revenue Bonds	12/01/48	4.000	1,629,550
970,000	Wyoming Community Development Authority, Revenue Bonds	12/01/49	3.750	953,551
1,160,000	Wyoming Community Development Authority, Revenue Bonds, FHLMC, FNMA, GNMA	06/01/50	3.000	1,104,872
	Total Wyoming			5,817,149
	Total Municipal Bonds (Identified cost $809,995,755)			769,856,597

TOTAL INVESTMENTS (Identified cost $809,995,755)[6]			103.2%	$769,856,597
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS			(3.2)%	(24,006,521)
NET ASSETS			100.00%	$745,850,076

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

1   This variable rate security is based on a predetermined schedule and the rate at year end also represents the reference rate at year end.

2   Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2023 coupon or interest rate.

3   Security issued with zero coupon. Income is recognized through accretion of discount.

4   Variable rate demand note. The maturity date reflects the demand repayment dates. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the coupon or interest rate as of October 31, 2023.

5   Represent a security purchased on a when-issued basis.

6   The aggregate cost for federal income tax purposes is $810,020,977, the aggregate gross unrealized appreciation is $288,866 and the aggregate gross unrealized depreciation is $40,453,246, resulting in net unrealized depreciation of $40,164,380.

Abbreviations:
AGM − Assured Guaranty Municipal Corporation.
BAM − Build America Mutual.
BHAC − Berkshire Hathaway Assurance Corporation.
CME − Chicago Mercantile Exchange.
FGIC − Financial Guaranty Insurance Company.
FHA − Federal Housing Administration.
FHLMC − Federal Home Loan Mortgage Corporation.
FNMA − Federal National Mortgage Association.
GNMA − Government National Mortgage Association.
NPFG − National Public Finance Guarantee Corporation.
SIFMA − Securities Industry and Financial Markets Association.
SOFR − Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.
—	Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
Municipal Bonds*	$—	$769,856,597	$—	$769,856,597
Total Investment, at value	$—	$769,856,597	$—	$769,856,597

____________

*   For geographical breakdown of municipal bond investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

24

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at value (Cost $809,995,755)	$769,856,597
Cash	70,128
Receivables for:
Interest	6,171,154
Shares sold	753,598
Interest from Custodian	2,170
Total Assets	776,853,647

LIABILITIES:
Payables for:
Investments purchased	28,792,587
Shares redeemed	1,761,776
Net investment advisory and administrative fees	241,324
Professional fees	80,255
Dividends declared	73,781
Custody and fund accounting fees	31,038
Shareholder servicing fees	7,857
Transfer agent fees	4,108
Board of Trustees’ fees	1,354
Accrued expenses and other liabilities	9,491
Total Liabilities	31,003,571

Net Assets	$745,850,076
Net Assets Consist of:
Paid-in capital	$811,092,010
Accumulated deficit	(65,241,934)
Net Assets	$745,850,076

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($47,047,609 ÷ 4,829,416 shares outstanding)	$9.74
CLASS I SHARES
($698,802,467 ÷ 71,820,274 shares outstanding)	$9.73

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT INCOME:
Income:
Interest income	$25,311,239
Interest income from Custodian	40,251
Total Income	25,351,490

Expenses:
Investment advisory and administrative fees	2,909,381
Custody and fund accounting fees	131,564
Shareholder servicing fees	92,964
Professional fees	89,397
Board of Trustees’ fees	77,624
Transfer agent fees	46,787
Miscellaneous expenses	86,609
Total Expenses	3,434,326
Investment advisory and administrative fee waiver	(33,916)
Net Expenses	3,400,410
Net Investment Income	21,951,080

NET REALIZED AND UNREALIZED GAIN:
Net realized loss on investments in securities	(14,828,253)
Net change in unrealized appreciation/(depreciation) on investments in securities	15,410,196
Net Realized and Unrealized Gain	581,943
Net Increase in Net Assets Resulting from Operations	$22,533,023

The accompanying notes are an integral part of these financial statements.

26

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$21,951,080	$13,095,785
Net realized loss on investments in securities	(14,828,253)	(10,290,517)
Net change in unrealized appreciation/(depreciation) on investments in securities	15,410,196	(82,490,952)
Net increase/(decrease) in net assets resulting from operations	22,533,023	(79,685,684)

Dividends and distributions declared:
Class N	(1,317,041)	(1,010,867)
Class I	(20,635,433)	(12,703,639)
Total dividends and distributions declared	(21,952,474)	(13,714,506)

Share transactions:
Proceeds from sales of shares*	281,950,065	237,067,693
Net asset value of shares issued to shareholders for reinvestment of dividends and distributions	7,391,738	5,126,456
Proceeds from short-term redemption fees and entrance fees	10,858	6,231
Cost of shares redeemed*	(195,992,872)	(367,070,691)
Net increase/(decrease) in net assets resulting from share transactions	93,359,789	(124,870,311)
Total increase/(decrease) in net assets	93,940,338	(218,270,501)

NET ASSETS:
Beginning of year	651,909,738	870,180,239
End of year	$745,850,076	$651,909,738

____________

*   Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

BBH INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS Selected per share data and ratios for a Class N share outstanding throughout each year.
	For the years ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.69	$10.93	$10.96	$10.76	$10.15
Income from investment operations:
Net investment income[1]	0.29	0.15	0.13	0.17	0.21
Net realized and unrealized gain/(loss)	0.05	(1.22)	(0.02)	0.25	0.62
Total income/(loss) from investment operations.	0.34	(1.07)	0.11	0.42	0.83
Dividends and distributions to shareholders:
From net investment income	(0.29)	(0.16)	(0.13)	(0.17)	(0.21)
From net realized gains	—	(0.01)	(0.01)	(0.05)	(0.01)
Total dividends and distributions to shareholders	(0.29)	(0.17)	(0.14)	(0.22)	(0.22)
Short-term redemption fees and entrance fees[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$9.74	$9.69	$10.93	$10.96	$10.76
Total return[3]	3.39%	(9.91)%	1.01%	4.00%	8.21%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$47	$55	$82	$92	$54
Ratio of expenses to average net assets before reductions	0.72%	0.70%	0.69%	0.71%	0.77%
Fee waiver[4]	(0.07)%	(0.05)%	(0.04)%	(0.06)%	(0.12)%
Expense offset arrangement	—%	—%	—%	—%	(0.00)%[5]
Ratio of expenses to average net assets after reductions	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.83%	1.46%	1.18%	1.58%	2.01%
Portfolio turnover rate	164%	135%	45%	32%	104%
Portfolio turnover rate[6]	63%	73%	23%	19%	32%

____________

1   Calculated using average shares outstanding for the year.

2   Less than $0.01.

3   Assumes reinvestment of distributions.

4   The ratio of expenses to average net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective through March 1, 2024 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2023, 2022, 2021, 2020 and 2019 the waived fees were $33,916, $31,643, $35,002, $41,531 and $55,422, respectively.

5   Less than 0.01%.

6   The portfolio turnover rate excludes variable rate demand notes.
The accompanying notes are an integral part of these financial statements.

28

BBH INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (continued) Selected per share data and ratios for a Class I share outstanding throughout each year.
	For the years ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.68	$10.92	$10.95	$10.75	$10.14
Income from investment operations:
Net investment income[1]	0.31	0.18	0.15	0.19	0.23
Net realized and unrealized gain/(loss)	0.04	(1.23)	(0.02)	0.25	0.61
Total income/(loss) from investment operations	0.35	(1.05)	0.13	0.44	0.84
Dividends and distributions to shareholders:
From net investment income	(0.30)	(0.18)	(0.15)	(0.19)	(0.22)
From net realized gains	—	(0.01)	(0.01)	(0.05)	(0.01)
Total dividends and distributions to shareholders	(0.30)	(0.19)	(0.16)	(0.24)	(0.23)
Short-term redemption fees[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$9.73	$9.68	$10.92	$10.95	$10.75
Total return[3]	3.60%	(9.74)%	1.21%	4.18%	8.38%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$699	$597	$788	$656	$334
Ratio of expenses to average net assets before reductions	0.45%	0.46%	0.45%	0.47%	0.50%
Fee waiver[4]	—%	—%	—%	—%	(0.00)%[5]
Expense offset arrangement	—%	—%	—%	—%	(0.00)%[5]
Ratio of expenses to average net assets after reductions	0.45%	0.46%	0.45%	0.47%	0.50%
Ratio of net investment income to average net assets	3.03%	1.69%	1.38%	1.75%	2.17%
Portfolio turnover rate	164%	135%	45%	32%	104%
Portfolio turnover rate[6]	63%	73%	23%	19%	32%

____________

1   Calculated using average shares outstanding for the year.

2   Less than $0.01.

3   Assumes reinvestment of distributions.

4   The ratio of expenses to average net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019 reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective through March 1, 2024 and may only be terminated during its term with approval of the Fund’s Board of Trustees. For the years ended October 31, 2023, 2022, 2021, 2020 and 2019 the waived fees were $—, $—, $—, $— and $6,608, respectively.

5   Less than 0.01%.

6   The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. As of October 31, 2023, there were eight series of the Trust. The Fund commenced operations on April 1, 2014 and offers two share classes, Class N and Class I. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax).

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

All securities and other investments are recorded at their estimated fair value. The value of investments listed on a securities exchange is based on the last sale price prior to the time when assets are valued, or in the absence of recorded sales, at the most recent bid price on such exchange. If a readily available market quotation is not available or is determined to be unreliable, the investments may be valued utilizing evaluated prices provided by independent pricing services. In establishing such prices, the independent pricing service utilizes both dealer supplied prices and electronic data processing techniques which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, the closure of the primary exchange on which securities trade and before the Fund’s net asset value is next determined and other market data without exclusive reliance on quoted exchange prices or over-the-counter prices since such valuations are believed to reflect more accurately the fair value of

30

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

such investments. Investments may be fair valued by Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) in accordance with the BBH Trust Portfolio Valuation Policy and Procedures using methods that most fairly reflect the amount that the Fund would reasonably expect to receive for the investment on a current sale in its principal market in the ordinary course of business. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent fair value. Any futures contracts held by the Fund are valued daily at the official settlement price of the exchange on which they are traded.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund and share class. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust and the respective share classes on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	31

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

E. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends and distributions in the amount of $1,317,041 and $20,635,433 to Class N and Class I shareholders, respectively, during the year ended October 31, 2023, and in the amount of $1,010,867 and $12,703,639 to Class N and Class I shareholders, respectively, during the year ended October 31, 2022. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purpose.

The tax character of distributions paid during the years ended October 31, 2023 and 2022, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2023:	$1,294,293	$—	$1,294,293	$20,658,181	$—	$21,952,474
2022:	733,210	—	733,210	12,981,296	—	13,714,506

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Undistributed tax-exempt income	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$—	$—	$97,537	$(25,101,310)	$(99,003)	$(40,139,158)	$(65,241,934)
2022:	—	—	23,756	(10,231,396)	(65,489)	(55,549,354)	(65,822,483)

The Fund had $25,101,310 net capital loss carryforwards as of October 31, 2023, of which $8,409,021 and $16,692,289, is attributable to short-term and long-term capital losses, respectively.

32

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund is permitted to carryforward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

F. Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory, portfolio management and administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2023, the Fund incurred $2,909,381 under the Agreement.

B. Investment Advisory and Administrative Fee Waiver. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2024, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2023, the Investment Adviser waived fees in the amount of $33,916 and $0 for Class N and Class I, respectively.

C. Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares’ average daily net assets. For the year ended October 31, 2023, Class N shares of the Fund incurred $92,964 in shareholder servicing fees.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	33

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

D. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of the Fund’s net asset value, effective September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $131,564 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the revised agreement for the year ended October 31, 2023 was $40,251. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2023 was $4,839. This amount is included under line item “Custody and fund accounting fees” in the Statement of Operations.

E. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $77,624 in independent Trustee compensation and expense reimbursements.

F. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Investment Transactions. For the year ended October 31, 2023, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $1,296,522,371 and $1,199,171,649, respectively.

34

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

5. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	2,755,041	$27,945,104	2,781,950	$28,567,253
Shares issued in connection with reinvestments of dividends	130,330	1,313,338	98,378	1,012,544
Proceeds from short-term redemption fees and entrance fees	N/A	17	N/A	179
Shares redeemed	(3,693,972)	(37,075,353)	(4,724,453)	(48,680,636)
Net decrease	(808,601)	$(7,816,894)	(1,844,125)	$(19,100,660)

Class I
Shares sold	25,379,215	$254,004,961	20,229,459	$208,500,440
Shares issued in connection with reinvestments of dividends	603,868	6,078,400	399,708	4,113,912
Proceeds from short-term redemption fees	N/A	10,841	N/A	6,052
Shares redeemed	(15,840,151)	(158,917,519)	(31,176,617)	(318,390,055)
Net increase/(decrease)	10,142,932	$101,176,683	(10,547,450)	$(105,769,651)

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2023 and 2022. Specifically:

During the year ended 2023, 10,018 shares of Class I were exchanged for 10,008 shares of Class N valued at $102,417.

During the year ended 2022, 1,958 shares of Class N were exchanged for 1,958 shares of Class I valued at $19,950.

6. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	35

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

risk), changes in interest rates, higher volatility for securities with longer maturities (interest rate risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (geographic risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, as the Fund’s exposure to similar municipal revenue sectors increases, the Fund will become more sensitive to adverse economic, business or political developments relevant to these sectors (municipal revenue sector risk). The Fund may use derivatives that could create risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund may remain substantially fully invested at a time when a purchase is outstanding, then the purchases may result in a form of leverage. If the counterparty to a when-issued or delayed-delivery transaction fails to deliver the securities, the fund may receive a less favorable price or yield, or may suffer a loss (when-issued and delayed delivery securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients may make up a large percentage of the Fund’s shareholders (large shareholder risk). The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates were phased out by the end of 2021, some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR“) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value (LIBOR Transition Risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

36

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

7. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	37

BBH INTERMEDIATE MUNICIPAL BOND FUND
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

38

BBH INTERMEDIATE MUNICIPAL BOND FUND
DISCLOSURE OF FUND EXPENSES (continued) October 31, 2023 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class N
Actual	$1,000	$ 967	$3.22
Hypothetical[2]	$1,000	$1,022	$3.31
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Class I
Actual	$1,000	$ 968	$2.23
Hypothetical[2]	$1,000	$1,023	$2.29

____________

1   Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.45% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2   Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	39

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest — Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the

40

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

various funds or accounts managed by the Investment Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	41

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment

42

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	43

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

44

BBH INTERMEDIATE MUNICIPAL BOND FUND
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

In January 2024, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2023. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	45

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the Trust as of October 31, 2023 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014 – 2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999 – 2018); Lovell Minnick Partners, Advisers Counsel (2018 – Present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.
46

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012 – present).	8	None.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	47

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

48

BBH INTERMEDIATE MUNICIPAL BOND FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM October 31, 2023 (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry in order to reduce the risk that funds will be unable to meet their redemption obligations and mitigate dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BBH Trust has appointed three members of the Brown Brothers Harriman & Co. Mutual Fund Advisory Department, the Investment Adviser to the funds of BBH Trust (the “Funds”), as the Program Administrator for the Fund’s liquidity risk management program (the “Program”). The Board met on March 7, 2023 to review the Program for the Funds pursuant to the Liquidity Rule. The Program Administrator provided the Board with a report (the “Report”) that addressed the operations of the Program and assessed its adequacy and effectiveness for the period from February 1, 2022 through January 31, 2023 (the “Reporting Period”).

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Liquidity classification. The Report described the Program’s liquidity classification methodology for categorizing the Funds’ investments into one of four liquidity buckets. The Fund classified each of its investments into one of four liquidity categories based on the number of days reasonably needed to sell and convert a reasonably anticipated sized trade of each investment into cash without significantly impacting the price of the investments. The Program Administrator relied on a third-party data provider to facilitate the classification of the Fund’s investments based on criteria in the Fund’s Program. During the Reporting Period, the Fund did not hold more than 15% of its net assets in illiquid investments.

Highly Liquid Investment Minimum. The Report noted that one aspect of the Liquidity Rule is a requirement that funds that are expected to have less than 50% of assets classified as other than “highly liquid” should establish a minimum percentage of highly liquid assets that the fund is expected to hold on an on-going basis. The Program Administrator monitors the percentages of assets in each category on an ongoing basis and, given that the Fund did not approach the 50% threshold, has made the determination that it is not necessary to assign a Highly Liquid Investment Minimum to the Fund as provided for in the Liquidity Rule.

The Fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed whether the Fund’s investment strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets and factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	49

BBH INTERMEDIATE MUNICIPAL BOND FUND
OPERATION AND EFFECTIVENESS OF THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (continued) October 31, 2023 (unaudited)

Short-term and long-term cash flow projections during normal and reasonably foreseeable stressed market conditions. During the Reporting Period, the Program Administrator reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size. The Program Administrator also took into consideration other factors such as shareholder ownership concentration, applicable distribution channels and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections.

Holdings of cash and cash equivalents. The Program Administrator considered the degree to which the Fund held cash and cash equivalents as a component of each Fund’s ability to meet redemption requests.

There were no material changes to the Program during the Reporting Period. The Program Administrator has informed the Board that it believes that the Fund’s Program is adequately designed, has been implemented as intended, and has operated effectively since its implementation. No material exceptions have been noted since the implementation of the Program, and there were no liquidity events that impacted the Fund or its ability to meet redemption requests on a timely basis during the Reporting Period.

50

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Annual Report

OCTOBER 31, 2023

BBH U.S. Government Money Market Fund

BBH U.S. GOVERNMENT MONEY MARKET FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE October 31, 2023

For the 12-month period ended October 31, 2023, the BBH U.S. Government Money Market Fund (the “Fund”) returned 4.56%. We believe the performance of the Fund remains competitive with industry peers, while maintaining a high degree of quality and liquidity throughout the period.

The Fund seeks to maximize income while attempting to preserve capital and maintain liquidity by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its Agencies and repurchase agreements fully backed by such instruments.

At the start of the reporting period the Federal Reserve (“Fed”) increased the Federal Funds Rate by 75 basis points to a range of 3.75% to 4.00%, but signaled a slower pace of rate hikes to come noting the magnitude and length of the tightening cycle were data dependent. This was following a 3% increase in the Federal Funds Rate during the first three quarters of 2022 due to persistently higher-than-forecasted inflation. In December, the Fed increased the Federal Funds Rate by an additional 50 basis points to a range of 4.25% to 4.50%, indicating that the economy was stronger than anticipated and reaffirming their commitment to price stability; stating that rates could further increase and stay at restrictive levels until there is convincing evidence that inflation is returning to its long-term 2% target.

The Fed reduced the pace of rate increases to 25 basis points at each of the first three meetings of 2023. In May, the Fed indicated a willingness to pause future rate hikes given that inflation had begun to moderate and concerns that stress in the banking sector were “likely to weigh on economic activity, hiring, and inflation.” The Fed paused in June followed by a 25 basis point increase in July due to persistent above-target inflation and a surprisingly strong economy. Continued strength in the labor market and a rebound in the housing market have pressed the Fed to keep policy rates higher for longer. The Fed held the Federal Funds Rate at a range of 5.25% to 5.50% in September and early November while the futures market indicates expectations of rate cuts beginning in the middle of 2024.

The investment team for the BBH Money Market Fund maintained what it believed to be a prudent investment strategy throughout the period, with a weighted average maturity typically between 25 and 35 days. The increase in short-term interest rates pushed the Fund’s yield meaningfully higher during the reporting period helping deliver on the Fund’s goal of maximizing income while attempting to preserve capital.

____________

One basis point or “bp” is 1/100th of a percent (0.01% or 0.0001).

Portfolio holdings and characteristics are subject to change.

2

BBH U.S. GOVERNMENT MONEY MARKET FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of BBH U.S. Government Money Market Fund and the Board of Trustees of BBH Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH U.S. Government Money Market Fund (the “Fund”), one of the funds constituting BBH Trust, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, for the period from July 1, 2019 through October 31, 2019, and for the year ended June 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the period from July 1, 2019 through October 31, 2019, and for the year ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	3

BBH U.S. GOVERNMENT MONEY MARKET FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2023

We have served as the auditor of one or more Brown Brothers Harriman investment companies since 1991.

4

BBH U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO ALLOCATION October 31, 2023

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
U.S. Treasury Bills	$4,365,022,127	74.0%
Repurchase Agreements	1,500,000,000	25.4
Cash and Other Assets in Excess of Liabilities	33,944,154	0.6
NET ASSETS	$5,898,966,281	100.0%

All data as of October 31, 2023. The Fund’s breakdown by security type is expressed as a percentage of net assets and may vary over time.

BBH U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	U.S. TREASURY BILLS (74.0%)
$280,000,000	U.S. Treasury Bill[1,2]	11/02/23	5.263%	$279,959,661
245,000,000	U.S. Treasury Bill[1,2]	11/07/23	5.330	244,784,150
270,000,000	U.S. Treasury Bill[1,2]	11/09/23	5.341	269,683,522
170,000,000	U.S. Treasury Bill[1]	11/14/23	5.334	169,675,222
185,000,000	U.S. Treasury Bill[1,2]	11/16/23	5.352	184,592,706
200,000,000	U.S. Treasury Bill[1,2]	11/21/23	5.358	199,409,444
250,000,000	U.S. Treasury Bill[1,2]	11/28/23	5.339	249,009,560
145,000,000	U.S. Treasury Bill[1,2]	11/30/23	5.379	144,380,155
250,000,000	U.S. Treasury Bill[1,2]	12/05/23	5.363	248,749,744
200,000,000	U.S. Treasury Bill[1,2]	12/07/23	5.368	198,940,460
200,000,000	U.S. Treasury Bill[1,2]	12/12/23	5.362	198,796,963
220,000,000	U.S. Treasury Bill[1,2]	12/14/23	5.374	218,606,394
230,000,000	U.S. Treasury Bill[1,2]	12/19/23	5.383	228,372,477
180,000,000	U.S. Treasury Bill[1,2]	12/21/23	5.385	178,671,063
250,000,000	U.S. Treasury Bill[1,2]	01/04/24	5.382	247,649,938
250,000,000	U.S. Treasury Bill[1,2]	01/11/24	5.402	247,372,014
200,000,000	U.S. Treasury Bill[1,2]	01/16/24	5.380	197,759,963
100,000,000	U.S. Treasury Bill[1]	01/23/24	5.418	98,769,871
190,000,000	U.S. Treasury Bill[1,2]	01/25/24	5.376	187,619,481
85,000,000	U.S. Treasury Bill[1,2]	02/13/24	5.398	83,696,821
85,000,000	U.S. Treasury Bill[1,2]	02/29/24	5.429	83,501,658
50,000,000	U.S. Treasury Bill[1]	03/21/24	5.456	48,959,146
50,000,000	U.S. Treasury Bill[1]	04/04/24	5.448	48,857,628
60,000,000	U.S. Treasury Bill[1]	04/18/24	5.462	58,502,942
50,000,000	U.S. Treasury Bill[1]	04/25/24	5.457	48,701,144
	Total U.S. Treasury Bills (Cost $4,365,022,127)			4,365,022,127

	REPURCHASE AGREEMENTS (25.4%)
375,000,000	BNP Paribas (Agreement dated 10/31/23 collateralized by FCSB 2.310%-2.930%, due 07/14/36-02/03/42, original par $6,043,000, value $4,039,685, FHLMC 2.000%-6.000%, due 11/01/37-09/01/53, original par $159,232,906, value $117,884,683, FNMA 2.500%-7.250%, due 05/15/30-10/01/53, original par $268,326,369, value $107,316,874, GNMA 1.500%-7.000%, due 12/20/25-10/20/63, original par $222,259,720, value $118,480,332, U.S. Treasury Securities 0.000%-5.551%, due 11/30/23-04/15/28, original par $29,632,388, value $34,778,468)	11/01/23	5.280	375,000,000

BBH U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023
Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (continued)
$375,000,000	National Australia Bank Ltd. (Agreement dated 10/31/23 collateralized by U.S. Treasury Notes 2.875%, due 05/15/28, original par $408,860,000, value $382,500,000)	11/01/23	5.250%	$375,000,000
375,000,000	Royal Bank of Canada (Agreement dated 10/31/23 collateralized by U.S. Treasury Notes 2.875%, due 06/15/25, original par $391,963,000, value $386,451,606)	11/01/23	5.250	375,000,000
375,000,000	Societe Generale (Agreement dated 10/31/23 collateralized by FHLMC 5.000%-5.500%, due 03/01/53-08/01/53, original par $175,667,893, value $158,256,215, GNMA 2.625%-6.500%, due 01/20/26-04/20/53, original par $3,178,716,470, value $224,243,786)	11/01/23	5.270	375,000,000
	Total Repurchase Agreements (Cost $1,500,000,000)			1,500,000,000
TOTAL INVESTMENTS (Cost $5,865,022,127)[3]	99.4%	$5,865,022,127
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES	0.6%	33,944,154
NET ASSETS	100.0%	$5,898,966,281

____________

1       Coupon represents a yield to maturity.

2       Coupon represents a weighted average yield.

3       The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

Abbreviations:

FCSB – Federal Farm Credit Consolidated System Wide Bond.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

BBH U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Authoritative guidance establishes three levels of the fair value hierarchy as follows:

— Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

— Level 2 – significant other observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.).

— Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within Level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As Level 2 financial

BBH U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (continued) October 31, 2023

assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within Level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities. As observable prices are not available for these securities, valuation techniques are used to derive fair value.

At October 31, 2023, 100% of the Fund’s investments in securities were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”). Amortized cost approximates the fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of October 31, 2023
U.S. Treasury Bills	$—	$4,365,022,127	$—	$4,365,022,127
Repurchase Agreements	—	1,500,000,000	—	1,500,000,000
Total Investment, at value	$—	$5,865,022,127	$—	$5,865,022,127

BBH U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 2023
ASSETS:
Investments in securities, at amortized cost which approximates fair value	$4,365,022,127
Repurchase agreements (Cost $1,500,000,000)	1,500,000,000
Cash	35,683,664
Receivables for:
Interest	219,271
Interest from Custodian	36,719
Prepaid expenses	2,212
Total Assets	5,900,963,993
LIABILITIES:
Payables for:
Investment advisory and administrative fees	1,015,673
Dividends declared	826,993
Custody and fund accounting fees	94,587
Professional fees	54,385
Transfer agent fees	2,557
Board of Trustees’ fees	1,420
Accrued expenses and other liabilities	2,097
Total Liabilities	1,997,712
NET ASSETS	$5,898,966,281

Net Assets Consist of:
Paid-in capital	$5,898,967,715
Distributions in excess of net investment income	(1,434)
Net Assets	$5,898,966,281

NET ASSET VALUE AND OFFERING PRICE PER SHARE
INSTITUTIONAL SHARES
($5,898,966,281 ÷ 5,898,973,733 shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

10

BBH U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF OPERATIONS For the year ended October 31, 2023
NET INVESTMENT INCOME:
Income:
Interest income	$254,810,860
Interest income from Custodian	1,028,445
Total Income	255,839,305

Expenses:
Investment advisory and administrative fees	11,284,053
Custody and fund accounting fees	499,969
Board of Trustees’ fees	126,348
Professional fees	63,528
Transfer agent fees	33,200
Miscellaneous expenses	149,366
Total Expenses	12,156,464
Net Investment Income	243,682,841

NET REALIZED LOSS:
Net realized loss on investments	(477,212)
Net Increase in Net Assets Resulting from Operations	$243,205,629

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	11

BBH U.S. GOVERNMENT MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
	For the years ended October 31,
	2023	2022
INCREASE IN NET ASSETS FROM:
Operations:
Net investment income	$243,682,841	$35,393,588
Net realized loss on investments	(477,212)	(948)
Net increase in net assets resulting from operations	243,205,629	35,392,640

Dividends and distributions declared:
Institutional Shares	(243,205,629)	(35,394,673)

Share transactions:
Fund shares sold and fund shares issued in connection with reinvestments of dividends	7,328,113,029	10,783,214,063
Fund shares repurchased	(6,224,168,203)	(10,215,607,377)
Net increase in net assets resulting from fund share transactions	1,103,944,826	567,606,686
Total increase in net assets	1,103,944,826	567,604,653

NET ASSETS:
Beginning of year	4,795,021,455	4,227,416,802
End of year	$5,898,966,281	$4,795,021,455

The accompanying notes are an integral part of these financial statements.

12

BBH U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS Selected per share data and ratios for an Institutional Share outstanding throughout each year/period.
	For the years ended October 31,				For the period from July 1, 2019 to October 31, 2019	For the year ended June 30, 2019
	2023	2022	2021	2020
Net asset value, beginning of year/period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.05	0.01	0.00[2]	0.01	0.01	0.02
Net realized and unrealized gain/(loss)	(0.01)	0.00[2]	(0.00)[2]	0.00[2]	0.00[2]	0.00[2]
Total income/(loss) from investment operations	0.04	0.01	0.00[2]	0.01	0.01	0.02
Dividends and distributions to shareholders:
From net investment income	(0.04)	(0.01)	(0.00)[2]	(0.01)	(0.01)	(0.02)
Total dividends and distributions to shareholders	(0.04)	(0.01)	(0.00)[2]	(0.01)	(0.01)	(0.02)
Net asset value, end of year/period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[3]	4.59%	0.75%	0.01%	0.59%	0.63%[4]	2.02%

Ratios/Supplemental data:
Net assets, end of year/period (in millions)	$5,899	$4,795	$4,227	$3,475	$2,040	$2,126
Ratio of expenses to average net assets before reductions	0.23%	0.23%	0.23%	0.24%	0.24%[5]	0.24%
Expense reimbursement[6]	—%	(0.08)%	(0.19)%	(0.05)%	—%	—%
Expense offset arrangement	—%	—%	—%	—%	—%	(0.01)%
Ratio of expenses to average net assets after reductions	0.23%	0.15%	0.04%	0.19%	0.24%[5]	0.23%
Ratio of net investment income to average net assets	4.52%	0.73%	0.01%	0.48%	1.86%[5]	2.02%

____________

1        Calculated using average shares outstanding for the year/period.

2        Less than $0.01 per share.

3        Assumes the reinvestment of distributions.

4        Not Annualized.

5        Annualized with the exception of audit fees.

6   During the years ended October 31, 2023, 2022, 2021, 2020, the period from July 1, 2019 to October 31, 2019, and the year ended June 30, 2019, the investment advisory and administrative fee/shareholder servicing fee waivers, as a result of a voluntary minimum yield agreement, were $-, $3,724,415, $7,060,486, $1,299,428, $-, and $-, respectively.

The accompanying notes are an integral part of these financial statements.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	13

BBH U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS October 31, 2023

1. Organization. The Fund is a separate series of BBH Trust (the “Trust”), which is registered under the 1940 Act, as an open-end management investment company. The Trust was originally organized as a Massachusetts business trust on June 7, 1983 and re-organized as a Delaware statutory trust on June 12, 2007. At October 31, 2023, there were eight series of the Trust. The Fund commenced operations on December 12, 1983. The Fund currently offers one class of shares designated as Institutional Shares. The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash and short-term U.S. Treasury securities and securities issued by U.S. government agencies or government-sponsored enterprises and repurchase agreements fully collateralized by such instruments. Additionally, under normal circumstances, at least 80% of the value of the Fund’s net assets will be invested in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. Effective July 1, 2019, the Fund changed its fiscal year end from June 30 to October 31.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following summarizes significant accounting policies of the Fund:

A. Valuation of Investments. The Board of Trustees (the “Board”) has ultimate responsibility for determining the fair value of investments. Pursuant to Rule 2a-5 of the 1940 Act, the Board has designated the Investment Adviser as its valuation designee. The Investment Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers. The Investment Adviser performs a series of activities to provide reasonable assurance of the appropriateness of the prices utilized, including but not limited to: periodic independent pricing service due diligence meetings and reviewing the results of back testing on a monthly basis. The Investment Adviser provides the Board with reporting on the results of the back testing as well as positions which were fair valued during the period.

The Fund values its investments at amortized cost, which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is in compliance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate fair value, securities may be valued as determined in accordance with procedures adopted by the Board.

B. Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued as earned and consists of interest accrued, accretion of discount on debt securities (including both original issue and market discount) and premium amortization on the investments of the Fund.

14

BBH U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

C. Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are generally apportioned among each fund in the Trust on a net assets basis or other suitable method. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

D. Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the marked-to-market value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements and information related to collateral, which could be offset in event of default, are shown in the Portfolio of Investments.

E. Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified between paid-in capital and retained

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	15

BBH U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

earnings/(accumulated deficit) within the Statement of Assets and Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2023, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F. Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders are declared daily and paid monthly to shareholders. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $243,205,629 and $35,394,673 to Institutional shareholders during the years ended October 31, 2023 and October 31, 2022, respectively.

The tax character of distributions paid during the years ended October 31, 2023 and 2022, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Total Distributions paid
2023:	$243,205,629	$—	$243,205,629	$243,205,629
2022:	35,394,673	—	35,394,673	35,394,673

As of October 31, 2023 and 2022, respectively, the components of retained earnings/(accumulated deficit) on tax basis were as follows:

Components of retained earnings/(accumulated deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total retained earnings/ (accumulated deficit)
2023:	$1,303,719	$—	$(478,160)	$(826,993)	$—	$(1,434)
2022:	380,489	—	(948)	(380,975)	—	(1,434)
16

BBH U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

The Fund had $478,160 net capital loss carryforwards as of October 31, 2023, of which $478,160 and $0, is attributable to short-term and long-term capital losses, respectively.

The Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Total distributions paid may differ from the amounts shown in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

There are no significant differences between book-basis and tax-basis unrealized appreciation/(depreciation) for investments for the current year.

To the extent future capital gains are offset by future capital loss carryforwards, if any, such gains will not be distributed.

G. Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3. Fees and Other Transactions with Affiliates.

A. Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.25% on the first $1,000,000,000 of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets in excess of $1,000,000,000. For the year ended October 31, 2023, the Fund incurred $11,284,053 for services under the Agreement.

B. Investment Advisory and Administrative Fee Waiver. BBH has voluntarily agreed to waive its Investment Advisory and Administrative Fee and credit daily to the Fund an amount necessary to maintain the minimum annualized yield of the Fund at 0.01%. The amount credited each day will offset the daily accrual of the Investment Advisory and Administrative Fee. This is a voluntary waiver that can be changed at any time at the sole discretion of BBH. For the year ended October 31, 2023, BBH waived fees in the amount of $0 for Institutional Shares.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	17

BBH U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

C. Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and paid monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction-based fee. The fund accounting fee is an asset-based fee calculated at 0.325 basis points per annum of average daily net assets, effective from September 1, 2023 based on the new agreement. The fund accounting fee was 0.40 basis points per annum until August 31, 2023. For the year ended October 31, 2023, the Fund incurred $499,969 in custody and fund accounting fees. As per agreement with the Fund’s custodian, the Fund receives interest income on cash balances held by the custodian at the BBH Base Rate. The BBH Base Rate is defined as BBH’s effective trading rate in local money markets on each day. The total interest earned by the Fund under the agreement for the year ended October 31, 2023 was $1,028,445. This amount is included in “Interest income from Custodian” in the Statement of Operations. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the BBH Overdraft Base Rate plus 2% on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2023 was $197,106. This amount is included in the “Custody and fund accounting fees” in the Statement of Operations.

D. Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act (referred to here as an “Independent Trustee”) receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2023, the Fund incurred $126,348 in Independent Trustee compensation and expense reimbursements.

E. Officers of the Trust. Officers of the Trust are also employees of BBH. Officers are paid no fees by the Trust for their services to the Trust.

4. Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Institutional Shares of beneficial interest, at no par value. Transactions in Institutional Shares were as follows:

	For the year ended October 31, 2023		For the year ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	7,328,089,995	$7,328,089,995	10,783,210,361	$10,783,210,361
Shares issued in connection with reinvestments of dividends	23,034	23,034	3,702	3,702
Shares redeemed	(6,224,168,203)	(6,224,168,203)	(10,215,607,377)	(10,215,607,377)
Net increase	1,103,944,826	$1,103,944,826	567,606,686	$567,606,686
18

BBH U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

5. Principal Risk Factors and Indemnifications.

A. Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH or any other bank, and the shares are neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. BBH has no legal obligation to provide financial support to the Fund and you should not expect that BBH as the Fund’s sponsor will provide financial support to the Fund at any time. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The divergence of the Fund’s amortized cost price per share from its market based net asset value per share may result in the Fund’s inability to maintain a stable $1.00 NAV, resulting in material dilution or other unfair results to shareholders (stable NAV risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk), failure of an issuer, guarantor or counterparty to a transaction to perform (credit risk) or changes in interest rates (interest rate risk). The Fund is subject to the risk that the securities selected by the investment adviser may underperform (management risk). Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party to the agreement should default on its obligations (repurchase agreement risk). The Fund’s investments in certain U.S. government agency securities may not be backed by the U.S. Treasury and may be supported only by the credit of the issuer (U.S. government agency securities risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by the Fund’s investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (large shareholder risk). The Fund’s exposure to these risks with respect to these financial assets held by the Fund is reflected in their value as recorded in the Fund’s Statement of Assets and Liabilities. The U.S. Securities and Exchange Commission (“SEC”) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of the Fund (Regulatory Risk). The absence of an active market for the Fund’s variable and floating rate securities could make it difficult for the Fund to dispose of them if the issuer defaults (variable and floating rate instrument risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	19

BBH U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2023

B. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

6. Money Market Regulation. Money market funds are required to comply with SEC regulations and governing rules for money market funds. Government money market funds, such as BBH U.S. Government Money Market Fund, are permitted to continue to transact fund shares at a NAV calculated using the amortized cost valuation method. The Fund’s Board of Trustees has determined not to impose any liquidity-based redemption fees or redemption gates on the Fund as permitted by the SEC amendments. As a government money market fund, the Fund must invest 99.5% or more of its total assets in cash, short-term U.S. Treasury securities, U.S. government agency securities, and/or repurchase agreements that are collateralized fully by cash or government securities.

7. Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2023 through the date the financial statements were issued and determined that there were no subsequent events that would require recognition or additional disclosure in the financial statements.

20

BBH U.S. GOVERNMENT MONEY MARKET FUND
DISCLOSURE OF FUND EXPENSES October 31, 2023 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023[1]
Institutional Shares
Actual	$1,000	$1,025	$1.15
Hypothetical[2]	$1,000	$1,024	$1.15

____________

1   Expenses are equal to the Fund’s annualized net expense ratio of 0.22% for Institutional Shares, multiplied by 184/365 (to reflect the one half-year period).

2   Assumes a return of 5% before expenses. For the purpose of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	21

BBH U.S. GOVERNMENT MONEY MARKET FUND
CONFLICTS OF INTEREST October 31, 2023 (unaudited)

Description of Potential Material Conflicts of Interest — Investment Adviser

BBH, including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH, including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Funds. In addition, certain of such clients (including the Funds) utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Funds.

The Investment Adviser has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, the Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, the investment in only those securities that have been approved for purchase, and compliance with their respective Code of Ethics.

The Trust also manages these conflicts of interest. For example, the Trust has designated a chief compliance officer (“CCO”) and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Funds from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH, the Investment Adviser can face in the operation of their respective investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Funds has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH, the Investment Adviser manages funds and accounts of clients other than the Funds (“Other Clients”). In general, BBH, the Investment Adviser faces conflicts of interest when they render investment advisory services to different clients and, from time to time, provide dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Funds and Other Clients. Investments made by the Funds do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients. Accordingly, such Other Clients may produce results that are materially different from those experienced by the Funds. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Funds’ investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by the Investment Adviser could have different investment strategies

22

BBH U.S. GOVERNMENT MONEY MARKET FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

that, at times, might conflict with one another to the possible detriment of the Funds. From time to time, the Investment Adviser sponsors and with other investment pools and accounts which engage in the same or similar businesses as the Funds using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account or fund, possible conflicts could arise in determining how to allocate them because the Investment Adviser may have an incentive to allocate investment opportunities to certain accounts or funds. However, BBH and the Investment Adviser have implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Funds and its affiliated and unaffiliated service providers (e.g., conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Funds. BBH may have conflicting duties of loyalty while servicing the Funds and/or opportunities to further its own interest to the detriment of the Funds. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. BBH acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. BBH values securities and assets in the Funds according to the Funds’ valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Funds’ net assets, BBH and its affiliates may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Funds may be aggregated with orders for other client accounts managed by the Investment Adviser. The Investment Adviser, however, are not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	23

BBH U.S. GOVERNMENT MONEY MARKET FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BBH, the Investment Adviser. Subject to applicable law and regulation, BBH, the Investment Adviser may (but is not required to) effect purchases and sales between BBH, the Investment Adviser clients (“cross trades”), including the Funds, if BBH or the Investment Adviser believes such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. BBH and/or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other accounts managed by the Investment Adviser, including in connection with accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other accounts. To the extent that a Sub-adviser uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Funds. That investment by BBH on behalf of its discretionary investment advisory clients in the Funds may be significant at times.

Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds’ expense ratio. In selecting the Funds for its discretionary investment advisory clients, BBH may limit its selection to funds managed by BBH or the Investment

24

BBH U.S. GOVERNMENT MONEY MARKET FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Adviser. BBH may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH, the Investment Adviser and their affiliates providing services to the Funds benefit from additional fees when the Funds is included as an investment by a discretionary investment advisory client.

BBH reserves the right to redeem at any time some or all of the shares of the Funds acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Funds by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Funds, which might have an adverse effect on the Funds’ investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by BBH to be unreliable, the Funds’ investments will be valued at fair value by BBH pursuant to procedures adopted by the Funds’ Board. When determining an asset’s “fair value,” BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Funds might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination and may be based on analytical values determined by BBH using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Funds’ net asset value. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

Personal Trading. BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Funds, which could have an adverse effect on the Funds. However, the Investment Adviser has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policy and procedures are intended to prevent BBH Partners and employees from trading in the same securities as the Funds. However, BBH, including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH Partners and employees. The policies and procedures are intended to prevent BBH Partners and employees with access to Fund material non-public information from trading in the same securities as the Funds.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	25

BBH U.S. GOVERNMENT MONEY MARKET FUND
CONFLICTS OF INTEREST (continued) October 31, 2023 (unaudited)

Gifts and Entertainment. From time to time, employees of BBH, including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or BBH, including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. The Investment Adviser has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees. BBH, including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH Partners and employees.

26

BBH U.S. GOVERNMENT MONEY MARKET FUND
ADDITIONAL FEDERAL TAX INFORMATION October 31, 2023 (unaudited)

In January 2024, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2023. Shareholders should use the information on Form 1099 for their income tax returns.

F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	27

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND
(unaudited)

Information pertaining to the Trustees and executive officers of BBH Trust as of October 31, 2023 is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Year: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006 – 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Birth Year: 1948	Trustee	Since 2010	Retired.	8	None.
Mark M. Collins Birth Year: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Birth Year: 1952	Trustee	Since 2014	Retired.	8	Independent Trustee, Bridge Builder Trust (11 funds) and Edward Jones Money Market Fund; Director, Teton Advisers, Inc. (a registered investment adviser) (2014-2021).
Joan A. Binstock Birth Year: 1954	Trustee	Since 2019	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (2018-present).	8	Independent Director, Morgan Stanley Direct Lending Fund; KKR Real Estate Interval Fund.
Karen A. Kochevar Birth Year: 1962	Trustee	Since 2023	Retired.	8	Director, CAVA Group, Inc.
28

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Year: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Birth Year: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.
F I N A N C I A L S T A T E M E N T S O C T O B E R 3 1, 2 0 2 3	29

TRUSTEES AND OFFICERS OF BBH U.S. GOVERNMENT MONEY MARKET FUND
(unaudited)
Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Birth Year: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Birth Year: 1969	Vice President	Since 2016	Principal of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Year: 1957	Treasurer and Principal Financial Officer	Since 2007 2006 – 2007 with the Predecessor Trust	Managing Director of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Year: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Managing Director of BBH&Co. since 2015.
Nicole English 140 Broadway New York, NY 10005 Birth Year: 1981	Anti-Money Laundering Officer (“AMLO”)	Since 2022	Vice President of BBH&Co. since 2019; joined BBH&Co. in 2016.
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Birth Year: 1985	Secretary	Since 2021	Vice President of BBH&Co. since 2023; joined BBH&Co. in 2014.
Crystal Cheung 140 Broadway New York, NY 10005 Birth Year: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. 2014.

____________

#   All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.

+   Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^   The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

30

Administrator
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005

Distributor
Alps Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Co 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
To obtain information or make shareholder inquiries:
By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.

For more complete information, visit www.bbhfunds.com for a prospectus. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Holdings and allocations are subject to change. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Fund’s Forms N-MFP are available electronically on the SEC’s website (sec.gov). For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semi-annual report, or annual report on the Fund’s web site at http://www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available, without charge, upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Item 2.       Code of Ethics.

As of the period ended October 31, 2023 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575-1265.

Item 3.       Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John M. Tesoro, Mark M. Collins, Joan A. Binstock and Karen Kochevar possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated John M. Tesoro, Mark M. Collins, Joan A. Binstock and Karen Kochevar as the Registrant’s audit committee financial experts. Messrs. Tesoro and Collins and Mses. Binstock and Kochevar are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $399,900 for 2023, and $391,860 for 2022.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2023 and $0 for 2022.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $64,408 for 2023, and $61,000 for 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $80,000 for 2023, and $80,000 for 2022.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $1,506,227 for 2023, and $1,092,000 for 2022.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.       Audit Committee of Listed Registrants.

Not Applicable

Item 6.       Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.     Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)
/s/ Daniel Greifenkamp
Daniel Greifenkamp
Title: President (Principal Executive Officer)
Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)
/s/ Daniel Greifenkamp
Daniel Greifenkamp
Title: President (Principal Executive Officer)
Date: January 5, 2024
By: (Signature and Title)
/s/ Charles H. Schreiber
Charles H. Schreiber
Title: Treasurer (Principal Financial Officer)
Date: January 5, 2024